As filed with the Securities and Exchange Commission on March 7, 2008

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-08200

BRIDGEWAY FUNDS, INC.

5615 Kirby Drive, Suite 518

Houston, Texas 77005-2448

(800) 661-3550

Michael D. Mulcahy, President

Bridgeway Funds, Inc.

5615 Kirby Drive, Suite 518

Houston, Texas 77005-2448

Date of fiscal year end: June 30

Date of reporting period: July 1, 2007 - December 31, 2007

ITEM 1.	REPORT TO STOCKHOLDERS

A no-load mutual fund family of domestic funds

Semi-Annual Report December 31, 2007 (Unaudited)

AGGRESSIVE INVESTORS 1	BRAGX
(Closed to New Investors)

AGGRESSIVE INVESTORS 2	BRAIX

ULTRA-SMALL COMPANY	BRUSX
(Closed)

ULTRA-SMALL COMPANY MARKET	BRSIX

MICRO-CAP LIMITED	BRMCX
(Closed to New Investors)

SMALL-CAP GROWTH	BRSGX

SMALL-CAP VALUE	BRSVX

LARGE-CAP GROWTH	BRLGX

LARGE-CAP VALUE	BRLVX

BLUE CHIP 35 INDEX	BRLIX

BALANCED	BRBPX

www.bridgeway.com

Bridgeway Funds Standardized Returns as of December 31, 2007*

	Dec. Qtr. 10/1/07 to 12/31/07	6 Month 7/1/07 to 12/31/07	Annualized
Fund			1 Year	5 Years	10 Years	Inception to Date	Inception Date	Gross Expense Ratio[1]
Aggressive Investors 1	5.26%	10.66%	25.80%	21.76%	19.26%	20.79%	8/5/1994	1.69%
Aggressive Investors 2	5.02%	11.62%	32.19%	22.57%		14.72%	10/31/2001	1.19%
Ultra-Small Company	-7.00%	-8.22%	-2.77%	23.14%	17.56%	20.57%	8/5/1994	1.06%
Ultra-Small Co Market	-6.78%	-9.21%	-5.40%	18.79%	14.87%	14.18%	7/31/1997	0.65%
Micro-Cap Limited	-3.16%	-5.19%	-4.97%	15.76%		15.24%	6/30/1998	0.79%
Small-Cap Growth	-3.30%	-4.75%	6.87%			10.66%	10/31/2003	0.88%
Small-Cap Value	-3.63%	-7.79%	6.93%			14.03%	10/31/2003	0.84%
Large-Cap Growth	0.81%	6.45%	19.01%			10.36%	10/31/2003	0.73%
Large-Cap Value	-2.55%	-2.61%	4.49%			13.73%	10/31/2003	0.74%
Blue Chip 35 Index	-3.73%	0.34%	6.07%	10.59%	6.62%	6.34%	7/31/1997	0.30%	[2]
Balanced	2.26%	3.21%	6.58%	9.04%		5.92%	6/30/2001	0.93%

1 Expense ratio for the fiscal year ended June 30, 2007 restated to reflect current Fund Administration, Fund Accountant and Fund Transfer Agency Service fees.

2 Some of the Fund’s fees were waived or expenses reimbursed otherwise returns would have been lower. The Adviser has contractually agreed to waive fees and/or reimburse expenses such that the total operating expenses of the Fund do not exceed 0.15%. Any material change to this Fund policy would require a vote by shareholders.

Bridgeway Funds Returns for Calendar Years 1995 through 2007*

	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
Aggressive Investors 1	27.10%	32.20%	18.27%	19.28%	120.62%	13.58%	-11.20%	-18.01%	53.97%	12.21%	14.93%	7.11%	25.80%
Aggressive Investors 2								-19.02%	44.01%	16.23%	18.59%	5.43%	32.19%
Ultra-Small Company	39.84%	29.74%	37.99%	-13.11%	40.41%	4.75%	34.00%	3.98%	88.57%	23.33%	2.99%	21.55%	-2.77%
Ultra-Small Co Market				-1.81%	31.49%	0.67%	23.98%	4.90%	79.43%	20.12%	4.08%	11.48%	-5.40%
Micro-Cap Limited					49.55%	6.02%	30.20%	-16.61%	66.97%	9.46%	22.55%	-2.34%	-4.97%
Small-Cap Growth										11.59%	18.24%	5.31%	6.87%
Small-Cap Value										17.33%	18.92%	12.77%	6.93%
Large-Cap Growth										6.77%	9.33%	4.99%	19.01%
Large-Cap Value										15.15%	11.62%	18.52%	4.49%
Blue Chip 35 Index				39.11%	30.34%	-15.12%	-9.06%	-18.02%	28.87%	4.79%	0.05%	15.42%	6.07%
Balanced								-3.51%	17.82%	7.61%	6.96%	6.65%	6.58%

Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Total return figures include the reimbursement of dividends and capital gains.

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding a Fund’s risks, objectives, fees and expenses, experience of its management, and other information. Investors should read the prospectus carefully before investing in a Fund. For questions or other Fund information, call 1-800-661-3550 or visit the Funds’ website www.bridgeway.com. Funds are available for purchase by residents of the United States, Puerto Rico, U.S. Virgin Islands and Guam only. Foreside Fund Services, LLC, Distributor.

The views expressed here are exclusively those of Fund management. These views including those relating to the market, sectors or individual stocks are not meant as investment advice and should not be considered predictive in nature.

*	Numbers with green highlight indicate periods when the Fund outperformed its primary benchmark.

i	www.bridgeway.com

LETTER FROM THE INVESTMENT MANAGEMENT TEAM

February 25, 2008

Dear Fellow Shareholders,

Fighting the broader market benchmark declines, four of eleven Bridgeway Funds ended the December 2007 quarter in positive territory. In addition, nine of eleven Funds beat their primary market benchmark. For the second quarter in a row, our Aggressive Investors 1 and 2 Funds were the performance standouts, both with returns exceeding 5%—quite favorable in a bear market environment. Our “laggard” of the prior two years, Micro-Cap Limited Fund, completed its second quarter in a row beating its primary market benchmark, though with an absolute return of -3.16%.

Of course, our primary focus is on long-term numbers. We like to think of an individual quarter as a single and statistically insignificant data point. With this in mind, both the quarterly and long-term performance numbers for each of our Funds are presented on the top of the adjacent page. Green indicates a Fund beating its primary market benchmark for the relevant period. In the top table, green on the left hand side (shorter term performance) is good, but doesn’t mean a lot. Moving right, green is more significant, and one of our goals is to have green in the “inception” column of each Fund and wherever we have 10-year numbers to report.

Perhaps most notable in the market landscape for calendar 2007 was the return—and it’s been a long time coming—to better performance by larger and especially faster-growing companies. Against this backdrop, our ultra-small, micro-cap, and small-cap Funds ended the year in negative, though, market-beating territory—with one exception (Small-Cap Growth Fund). A short market commentary is offered on page 3. Think a recession’s in store? See page 3.

One of the arguments against comparing mutual fund performance to peer indexes is that “mediocrity” is not a good benchmark, nor a high enough standard. This is one reason we also compare our Funds’ performance to that of market benchmarks, which have the advantage of zero operating and transaction costs, making them generally harder to beat. Additionally, in recent years we have had a “friendly competition” against Morningstar’s analyst picks. Interesting results for 2007 appear on page 4.

Occasionally, investors or journalists draw inappropriate conclusions about one or more of our Funds, and we try to set the record straight. Recently, our Ultra-Small Company Market Fund was highlighted in an article about “shock absorber” funds, funds that should do well in a market downturn. We like our Ultra-Small Company and Ultra-Small Company Market Funds as long term, aggressive holdings and as good diversifiers of what most people otherwise hold, regardless of market conditions. However, “shock absorber” is not one of the adjectives that first pops to mind. The section on page 4 explains our view.

Page 5 presents our brief commentary on the sub-prime lending debacle and what we really don’t like about it. A section on the same page gives an update on our report of investors redeeming shares of Aggressive Investors 2 Fund in early calendar year 2007—more data supporting our view that timing the market or the Fund’s short-term performance, is a poor and inappropriate use of our Funds.

Last quarter marked the twentieth anniversary of Black Monday, the largest single day drop of the Dow Jones Industrial Average. Being the oldest member of our team, John can recount the day and reveal what he learned from it on page 6. Page 7 ends with a review of two trade journal subjects.

A detailed review of performance by Fund starts on page 8 (see table of contents). Unaudited financial statements for the six month period ending December 31, 2007 begin on page 112.

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

As always, we appreciate your feedback. We take your comments very seriously and regularly discuss them internally to help in managing our Funds and this company. Please keep your ideas coming—both favorable and critical. They provide us with a vital tool in helping us serve you better.

Sincerely,

John Montgomery	Richard P. Cancelmo

Elena Khoziaeva	Michael Whipple
Rasool Shaik

2	Semi-Annual Report | December 31, 2007 (Unaudited)

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Market Review

The Short Version:  The largest companies (as measured by data from the Center for Research in Securities Prices) returned 7% more than ultra-small companies for the quarter ended December 31, 2007. Likewise, growth companies returned 3% to 7% more than value companies.

The December quarter stock market results were negative for all “style” segments of the U.S. market (see the table below). Nevertheless, growth stocks (those growing sales and earnings at a faster rate) declined by much smaller amounts than value stocks (those which appear cheaper based on certain economic measures) across the board. The segments’ performance for the full calendar year of 2007 gives evidence that the trend in favor of smaller and more value-oriented companies of the prior seven years has finally turned. We will see in 2008 whether the pendulum continues in this direction. Below are the style box stock returns for the December quarter (data from Morningstar):

Recession or not—what to do—and not do

The Short Version:  Looking at prior history, by the time you know for sure it’s a recession, the horse has probably already left the barn. If so, it would be a poor time to “pull out.”

The current period could be seen as one of the most confusing economic periods since the 1930’s. Seemingly everywhere you look and in everything you read, there are predictions of recession, inflation, the “uncoupling” of world economies, the devaluation of the dollar and other economic projections that could make your head swim. You might ask, what is a recession, and what can I do to protect my resources?

In the February 4, 2008 issue of Newsweek, Daniel Gross defines recession as: “a widespread contraction in economic activity lasting more than a few months, and because of the lag in financial data, recessions typically aren’t officially declared until long after they start.” There is no major economic sector that has not experienced challenges lately. The effect of scaled-back spending in the holiday season rippled through the U.S. economy and abroad. In a recent story, Wall Street Journal writer Paul J. Lim says that “it’s often the anticipation of a recession that depresses stock prices, not the actual experience of a recession.” His research showed that once the recession is in full force, historically, prices have stabilized. In other words, by the time you can actually see a recession in the economy, the “stock market horse” has already left the barn. Recessionary periods since World War II have lasted on average ten months, during which stock prices have been fairly stable. In ten of the last eleven recessions, stocks rose an average of 24% after the low. Alas, no one knows when the low will occur.

So if you believe in “buy low, sell high,” then you’ve probably already missed a recent “high.” And if you go ahead and get out of the market, then you may also miss buying at the “low.” That’s the problem with timing the market: you have to make two very good calls, and the chances of this are stacked wildly against you. The real risk may be that you are out of the market during the exact period of its rise. If you are a Bridgeway Funds shareholder and have been with Bridgeway for awhile, you have “heard” me say, “get a good, diversified plan consistent with your investment horizon (when you’ll actually need the money) and risk profile (how much up and down of the market you’re willing to endure), write it down, and stick with it.” We stick to this at Bridgeway in bull markets and bear markets, good times and bad. Taking a long-term perspective can take much of the stress out of investing.

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Bridgeway 8, Morningstar 3

The Short Version:  After an off year in 2006, most of our Funds returned to their winning ways in 2007.

Morningstar, the Chicago-based independent research firm publishes a list of “best funds” for each asset class as determined by its analysts every year. In January when the final tallies are in, we compare the performance of each of our Funds to the average returns of Morningstar’s top picks for the comparable asset class. (Of particular note: part way through 2007, two Bridgeway Funds made the Morningstar “best of” lists in their respective classes: Small-Cap Value and Small-Cap Growth.) We enjoy seeing how we stack up against the “best of the best.”

By a wide 8-3 margin, the Bridgeway Funds came out on top of the Morningstar picks in calendar year 2007. In fact, the three Funds that underperformed (Micro-Cap Limited Fund., Ultra-Small Company Fund, and Ultra-Small Company Market Fund) actually beat their own market benchmarks. In a period when very small stocks badly lagged the broader market, the headwinds were too strong for these funds compared to the larger company (but still small) peers.

The table below depicts the results by Morningstar category and relevant Bridgeway Fund.

Bridgeway Funds		Morningstar Analyst "Picks"
Name	2007 Return	Morningstar Category	2007 Return
Large-Cap Value	4.49%	Large-Cap Value	-1.18%
Blue Chip 35 Index	6.07%	Large-Cap Blend	2.17%
Large-Cap Growth	19.01%	Large-Cap Growth	16.88%
Aggressive Investors 1	25.80%	Mid-Cap Growth	11.74%
Aggressive Investors 2	32.19%	Mid-Cap Growth	11.74%
Small-Cap Value	6.93%	Small-Value	-2.74%
Ultra-Small Co. Market	-5.40%	Small Blend	-1.23%
Ultra-Small Company	-2.77%	Small-Growth	5.01%
Micro-Cap Limited	-4.97%	Small-Growth	5.01%
Small-Cap Growth	6.87%	Small-Growth	5.01%
Balanced	6.58%	Conservative Allocation	5.99%

Past performance is not an indicator of future results. The Bridgeway Funds’ adviser, Bridgeway Capital Management, Inc., does not have any influence on the selection of the funds chosen by Morningstar’s analysts. The number and specific funds used in the comparison are in the control and discretion of Morningstar and their analysts and are subject to change. Morningstar’s criteria for choosing Analyst Picks includes, but is not limited to, factors such as performance, expenses, and quality of fund management. In addition, the comparison of Bridgeway Funds to the Morningstar Analyst Picks is limited to performance only and does not take into consideration other factors that are considered by Morningstar when compiling their list of Analyst Picks.

Each Bridgeway Fund is compared to the average total return of the group of funds selected by Morningstar at the beginning of 2007 for the one year period ended December 31, 2007. Although these Analyst Picks changed from the beginning of the year to the final quarter, the same Bridgeway Funds beat the average of the end of year Morningstar picks as well. These averages in the table are comprised of between three and nine funds from within each category. In an effort to provide a complete and balanced assessment, all of the Bridgeway Funds are used in the comparison table shown above such that no attempt is made to cull out unfavorable results. The purpose of this comparison is to “raise the bar” on performance comparison as this analysis uses an arguably higher benchmark by comparing the Bridgeway Funds to other funds chosen by an independent source that specializes in investment research.

Shock Absorber Funds and a Lesson in Ultra-Small Stocks

An article recently highlighted Bridgeway’s Ultra-Small Company Market Fund among those funds that let you sleep better at night. All of us on the investment management team at Bridgeway own at least one of our ultra-small company funds. We all sleep pretty well at night because we have a long term view, keep appropriate diversification in mind, and plan to sleep through some future daunting corrections in the ultra-small company market. It’s most definitely not because we think they are

4	Semi-Annual Report | December 31, 2007 (Unaudited)

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

“tamer.” Indeed, John watched in 1998 as ultra-small stocks dropped almost in half from their peak in April to the bottom in October. It tested even his steel stomach, but he stayed put to watch them recover handsomely over the next five years. Looking farther back in history over the last eight decades of data on such stocks, one would have to conclude that they are significantly more volatile than the broader stock market, including during a bear market. Did the writer of this recent article get it wrong? How did he come to this conclusion?

Ultra-small stocks were surprisingly tame during the broader bear market of 2000-2002. Indeed, our ultra-small company Funds had positive returns each year of the bear market and continued to do so until last year (although they still beat their market benchmark in 2007). The early part of this decade was a very unusual period for ultra-small stocks, primarily because it followed a dramatic period of large stock dominance (1994-1998). It was time for the pendulum to swing back the other direction, and swing it did from 1999 to 2006—the longest running dominance of ultra-small and small stocks on record. The conclusion of the writer above was a fair assumption based on data from only the last decade. However, Bridgeway’s methods caution us to look at longer periods across multiple market “cycles.” Any examination of the longer-term data before 2000 will paint a picture of a higher level of ultra-small company short-term risk, including during most market declines. (Specifically, from 1926 to 2000, ultra-small stocks fell an average of 35% more than large stocks during the average calendar year market decline.)

What does this mean for future downturns? First, we discourage investors from trying to time the market. Second, the best clues about risk come from the long-term historical view. The vast majority of calendar year stock market declines have resulted in bigger declines for ultra-small stocks. The period earlier this decade was an anomaly. Does that mean one should sell his or her ultra-small stock funds? Our best generalized advice is not to have more in these funds than an investor means to have for the long haul, nor more than an investor can afford to hold through a downturn. This is actually pretty good generalized advice for holding any kind of stocks.

Alas. Where to turn if you really want a less bumpy ride? There are a number of ways to reduce risk in a portfolio. For example, holding some cash. Among the Bridgeway Funds, our Balanced Fund, which is designed to give you roughly 40% of the volatility of the broader market, is on the tamer end of the spectrum. In addition to the section on Balanced Fund following, you can learn more about objectives, risks, and fees in the prospectus at www.bridgeway.com.

Sub-Prime Lending Debacle

Apart from the obvious and significant destructive effects on homeowners and their families, companies and their employees, and the broader economy and stock market, these are the parts of the subprime lending debacle that outrage us the most:

a)	mortgage originators not counting the downstream cost of lending money to people beyond their means,

b)	the lack of serious efforts to educate borrowers about the potential risks of high interest, low/no down payment, and variable rate mortgages, and

c)	fees that get paid to “middle-men,” regardless of the ultimate outcome of the transactions they make.

Bridgeway is also in the financial services business, and we have always considered it our duty to address concerns such as these: fair and open communication of risk, education, and serious examination of all fees ultimately borne by a Bridgeway shareholder. These efforts may result in less money in our pockets in the short-term, but may also help avoid situations that would be devastating for shareholders. Ultimately, we believe such efforts lead to better outcomes for our investors, for our corporation, and for the communities we serve. Some of this is very easy, and some of it takes a lot of work, creativity, and strong moral compass. The scary part is that most people who really get off track (we’re students of our hometown’s Enron debacle, for example), don’t start out thinking they’re doing anything remotely wrong. It takes diligence to stay on track.

“Timing” Aggressive Investors 2—an Update

In Bridgeway’s June 30, 2007 annual report, we discussed the problem of investors chasing hot returns, buying after a big run-up and selling in a downturn. Aggressive Investors 2 is a case in point. 2006 was the first calendar year that the Fund underperformed its primary market benchmark. During the following March 2007 quarter, shareholders redeemed 17% of their investment in the Fund. Not only did these shareholders miss the 11% returns of the June quarter previously reported,

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

they also failed to earn the 12% return over the following six months. Altogether, they missed the best calendar year relative returns since inception. The moral of the story… Know why you’re investing, understand the strategy and risks of your Fund, invest in stocks (and stock funds) only when you have a long term investment need, and stay put for the long haul as long as your needs remain the same. As highlighted in the prospectus, our Funds are not meant to be a short-term investment vehicle, nor for those who would panic in a market downturn.

Celebrating Black Monday or What I learned from a two day 21% market drop (from John)

We passed an interesting milestone last quarter, the twentieth anniversary of Black Monday, or the single biggest percentage drop of the Dow Jones Industrial Average (and other major market averages). Here’s what I remember about that day more than twenty years ago.

•

I had been a serious investor for just over two years. I used quantitative methods in investing even at that time and had measured what I thought were the risks of my strategy. I had done some “stress testing” to see what things might look like in a major market downturn. However, I hadn’t stress-tested them for a sudden downturn of this magnitude, because such data didn’t exist.

•	I had a “day job” in the public sector. This was six years before starting Bridgeway.

•

The market had dropped 5.2% on Friday, the previous market day. That day didn’t really get my attention. I generally yawn through market downturns, and in my book that one was just a normal (if compressed) downturn.

•

At noontime on Black Monday I was delivering the eulogy for the father of a close friend. However, I had made a habit of not checking the market. My philosophy was, “if it doesn’t make a difference in a decision you make, don’t look.” So I actually didn’t know how much the market was down until I heard it on the evening news.

•

A corollary to my rule about not looking is: “Don’t waste time following the market, and have a real life.” Following stocks (or mutual funds) is not it. Having three creative, energetic young daughters helped a lot back then. An active faith life is central. (Having three creative, energetic adult daughters still works pretty well; I ran my first half marathon with my eldest recently.)

•

My most nervous moment through the Black Monday experience was checking my brokerage account balance on Tuesday before the market opened on a pay phone (no cell phones in 1987.) I had calculated the decline of my investment capital, manually putting in prices from the newspaper into my “visicalc” spreadsheet on an early generation Apple computer, but I thought I’d just confirm the balance to make sure. Some people couldn’t even get through by phone to their brokers that morning. (There was no Internet to look up prices or balances or to download information.) When I did get through to my brokerage firm, my broker was busy. The junior broker I talked to was obviously harried and read me an incorrect number that was much lower than my actual balance. That did increase my heart rate, but I led him through finding the correct numbers and was satisfied.

•

From the peak in August 1987 to the bottom in December 1987, my account fell a total of 41%. It recovered to the prior peak level before a year was up. I didn’t change anything about my strategy or methods during the downturn.

What did I learn from this experience?

•	Have a plan and stick with it. That really helped in 1987 and has helped a lot since then. It was also very beneficial in the week following 9/11.

•

Stress test models to a deeper level. I didn’t expect things to move so quickly in 1987. Now I routinely expect things to get worse than what I think is reasonable. I study markets back to the 1920’s and another database back to the nineteenth century. I think about what it would be like to live through “another” Great Depression. And I plan accordingly. This stress testing, along with other strongly held principles such as diversification, is what helped Bridgeway when some other quant shops were severely “tested” in August of last year.

•

If it doesn’t make a difference in a decision to be made, don’t look. I have taken this even further since 1987. For example, I have four computer screens in my office, and none carries a ticker tape or market average. I have a general idea of

6	Semi-Annual Report | December 31, 2007 (Unaudited)

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

market averages, but I can’t tell you within a thousand points the level of the Dow. I don’t open my quarterly account statements except to make sure any transactions are correct and that I don’t need to fill out some administrative or regulatory form. I can’t tell you within a 15% range what my investments (retirement funds) are worth. With all the time and emotional energy I save, I focus on things I think will actually add value.

•

Have a real life. I have an amazing and blessed life. It’s about relationships, not prices and indexes. I didn’t learn this from Black Monday, but it reinforced it. I do really enjoy what I do at Bridgeway, but the relationships we have built together are a big part of that.

•

Derivatives are securities or contracts whose price are dependent upon or “derived” from one or more underlying assets. Futures contracts, options and swaps are the most common types of derivatives. Investing in this type of instrument is surely an example of where a little knowledge can be a very dangerous thing. It’s OK to use them if you understand exactly how they work, but derivatives are significantly more complex than they may appear with many subtle ways to lose capital. Perhaps the greatest lure of derivatives is the leverage (trading with borrowed money.) Many investors lost more money than they ever thought possible during the 1987 crash using various derivative contracts. The market crash effectively took investors out of their positions at the worst possible time. They were not in control; the market was, leaving them with little or no opportunity to recover in the years ahead.

Patience

We like the following quote from another fund manager, Bill Nygren.

Nygren called the performance of his fund “dreadful” and noted that although the market overall had suffered, ‘our Fund [sic] has fared meaningfully worse.’ The waiting part can be frustrating, especially in a time when our stock prices are moving in the wrong direction. But there are only two ways we can fail—we can fail if our analysis is wrong, and we can fail if we run out of patience.

We like it when a manager refuses, against marketing and competitive and perhaps personal pressures, to sugarcoat the bad stuff, and Nygren earns our respect for refusing to do so. It’s something we aspire to and work on. We also like the exhortation to patience. In our case, most of our Funds went the right direction relative to their market benchmarks last quarter. . . . but we have seen and will see more downturns also. Patience is a good quality in investing, whether times are good or bad, during euphoria and stress.

The Real Expense of Soft Dollars

Last quarter we wrote about the problems of an industry practice called soft dollars (using your fund trading commission dollars to pay for your fund company’s research and brokerage services) and why we stay away from them at Bridgeway. I was amused by a recent article in a trade journal:

As scrutiny over how fund managers choose, use and value the research [writer’s note: presumably paid for with soft dollars] on which they base investment decisions increases, so too will the amount shops need to spend on systems to help track it. That’s according to a recently released report from TowerGroup.

Not only do the commissions cost you more. But someone has to pay for the increased costs of systems to track it, lawyers to review it and compliance people to ensure it follows regulations. Why not just keep it simple? This is one more reason to “just say no.”

Thanks to a Shareholder

A shareholder, Mr. Shuster, made the following suggestion:

I was unaware that Bridgeway had the option of electronic delivery of annual reports. To reduce paper and operating costs, Bridgeway should devote some space in its shareholder publications to promote shareholders to electronic delivery.

If you received this bulky report (or worse, multiple copies of it) in snail mail, but would prefer only to see it online, just call 800-661-3550, extension 2, or email funds@bridgeway.com to make this switch.

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Aggressive Investors 1 Fund

MANAGER’S COMMENTARY

(Unaudited)

December 31, 2007

Dear Fellow Aggressive Investors 1 Fund Shareholder,

For the fifth quarter in a row, Aggressive Investors 1 Fund outperformed both its primary market benchmark and also its peer benchmark. Our Fund appreciated an impressive 5.26%, compared to a decline of 3.33% for the S&P 500 Index and a small gain of 0.42% for the Lipper Capital Appreciation Funds Index. The Russell 2000 Index of small companies, which had done so well in recent prior years, declined over 4.58%. It was an excellent quarter for our Fund.

For the six month semi-annual period, our Fund gained 10.66%, significantly beating the S&P 500 Index (-1.37%), the Lipper Capital Appreciation Funds Index (5.35%), and the Russell 2000 Index (-7.53%). This period was marked by extreme market volatility as investors faced the growing subprime debacle that morphed into a true credit crisis, and our Fund performed quite well under those difficult conditions.

Likewise, we are quite pleased with our Fund’s calendar year performance for 2007, both on an absolute and relative return basis. Aggressive Investors 1 Fund gained more than 25% for the twelve months ending December 31, 2007, far exceeding the performance of the S&P 500 Index (5.49%), the Lipper Capital Appreciation Funds Index (16.39%), and the Russell 2000 Index (-1.57%). You may recall that 2006 was the first year since 1998 that we had underperformed the S&P 500 Index. It has not been that unusual for a poorer period such as 2006 to be followed by a strong one such as 2007—one more reason I think it’s a bad idea to leave our Funds for reasons related to short-term performance. As always, long-term performance and risk management remain our key objectives. The information below bears out our historical success in these areas.

The table below presents our December quarter, six-month, one-year, five-year, ten-year and life-to-date financial results according to the formula required by the SEC. See the next page for a graph of performance for the last ten years.

	Dec. Qtr. 10/1/07 to 12/31/07	6 Month. 7/1/07 to 12/31/07	1 Year 1/1/07 to 12/31/07	5 Year 1/1/03 to 12/31/07	10 Year 1/1/98 to 12/31/07	Life-to-Date 8/5/94 to 12/31/07

Aggressive Investors 1 Fund	5.26%	10.66%	25.80%	21.76%	19.26%	20.79%
S&P 500 Index (large companies)	-3.33%	-1.37%	5.49%	12.82%	5.91%	11.05%
Lipper Capital Appreciation Funds Index	0.42%	5.35%	16.39%	15.18%	6.54%	9.85%
Russell 2000 Index (small companies)	-4.58%	-7.53%	-1.57%	16.25%	7.08%	10.35%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks with dividends reinvested, while the Russell 2000 Index is an unmanaged, market value weighted index, that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Lipper Capital Appreciation Funds Index reflects the record of the 30 largest funds in this category, comprised of more aggressive domestic growth mutual funds, as reported by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2007, Aggressive Investors 1 Fund ranked 45th of 357 capital appreciation funds for the twelve months ending December 31, 2007, 15th of 247 over the last five years, 2nd of 124 over the last ten years, and 1st of 60 since inception in August 1994. These long-term numbers and the graph below give two snapshots of our long-term success. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

8	Semi-Annual Report | December 31, 2007 (Unaudited)

Aggressive Investors 1 Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Aggressive Investors 1 Fund vs. S & P 500 Index & Lipper Capital Appreciation Funds Index & Russell 2000 Index 1/1/98 to 12/31/07

Detailed Explanation of Quarterly Performance—What Worked Well

The Short Version:  Talk about a chemical reaction. Chemical companies highlighted our top performers during the quarter. Four were among the top ten. Combined, these companies contributed over 4% to the return of the Fund. Our top two performers, both of which were chemical-related, each earned over 50% during the three-month period. The Fund also benefited from a bit of a global flavor as two of our top holdings are internationally based companies. (The Fund may invest up to 15% in foreign stocks, though the actual number has historically been, and is currently, significantly less than this.)

These are the ten best performers for the quarter ended December 31, 2007:

Rank	Description	Industry	% Gain
1	Mosaic Co	Chemicals	56.6%
2	Terra Industries Inc	Chemicals	52.8%
3	Mobile Telesystems OJSC ADR	Telecommunications (Russia)	39.7%
4	Intuitive Surgical Inc	Healthcare-Products	37.3%
5	CF Industries Holdings Inc	Chemicals	36.7%
6	Deckers Outdoor Corp	Apparel	36.7%
7	Potash Corp of Saskatchewan	Chemicals (Canada)	36.2%
8	priceline.com Inc	Internet	29.4%
9	Apple Inc	Computers	29.1%
10	Owens-Illinois Inc	Packaging & Containers	19.4%

The Mosaic Company was the Fund’s top performer and appreciated over 56% for the three-month period. Based in Minneapolis, Minnesota, the chemical company is a leading global manufacturer of crop nutrients, which serve as primary ingredients for fertilizer. Two significant factors have surfaced as of late that greatly benefited fertilizer companies like Mosaic. Rising oil prices and government subsidies have led to increased demand for ethanol which has prompted greater production of corn. Additionally, as the populations in China and other developing Asian and Latin American countries become increasingly affluent, their residents are adding more meat to their diets. As a result, corn and others feed grains have been met with even greater global demand and thus, the need for more fertilizer. During the past quarter, the company used its recent windfall from ongoing business operations to pay down long-term debt and strengthen its overall financial position. The stock contributed over 1.6% to the performance of the Fund during the three-month period.

Intuitive Surgical Inc. is a healthcare-related company that manufactures and markets specialty surgical products for a variety of medical applications. In particular, the company has designed robotic tools known as da Vinci systems which are used for urology, cardiology, gynecology, and general surgeries. In its most recent quarter, company profits doubled and sales increased by over 60%. Additionally, Intuitive has started to make inroads into the international medical markets. While many analysts remain quite positive about the company’s prospects for continued growth, others express concerns that it could

www.bridgeway.com	9

Aggressive Investors 1 Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

encounter future challenges because it essentially remains a one-product company. To counter these fears, management points out that revenue is also tied to sales of accessories, system service and training; therefore, the potential for recurring revenue streams is becoming more substantial. Intuitive Systems contributed 1.10% to the performance of the Fund this past quarter.

Detailed Explanation of Quarterly Performance—What Didn’t Work

The Short Version:  Companies from five different sectors were represented in our list of weak performers; no one industry served as the primary (negative) catalyst. Interestingly, the stock that made the greatest negative contribution to the Fund’s performance during the last three months had been our top performer over the prior two quarters. Nine companies lost over 20% during the past quarter.

These are the ten stocks that performed the worst in the quarter ended December 31, 2007:

Rank	Description	Industry	% Loss
1	WellCare Health Plans Inc	Healthcare-Services	-78.6%
2	CROCS Inc	Apparel	-45.3%
3	Cooper Tire & Rubber Co	Auto Parts & Equipment	-32.2%
4	Ceradyne Inc	Miscellaneous Manufacturing	-30.8%
5	Perini Corp	Engineering & Construction	-29.9%
6	Amkor Technology Inc	Semiconductors	-29.2%
7	Big Lots Inc	Retail	-27.5%
8	Jones Lang LaSalle Inc	Real Estate	-27.1%
9	Varian Semiconductor Equipment Assoc	Semiconductors	-20.4%
10	Synaptics Inc	Computers	-19.4%

Our worst performer for the quarter, managed care company, WellCare Health Plans offers government-sponsored healthcare and prescription drug programs through Medicare and Medicaid. In late October, federal investigators raided company headquarters and initiated an investigation over what most believe to be fraud-related issues. Unfortunately, our models can’t identify issues like this before they happen. To add insult to injury, company execs sold off over $45 million in stock during the year in advance of the raid, far more than the insider sales totaled for all of 2006. The company’s stock priced plunged over 70% in one day. News did not get any better for the company as the quarter progressed, as shareholder lawsuits ensued and plan enrollments declined. Fortunately, our position in this lightly-traded company is relatively small, and it cost the Fund less than 0.75% in return for the quarter. We purchased this stock late in the September quarter and our models jettisoned it a couple of months later.

Trendy shoemaker, CROCS, has been a dependable performer for several quarters. CROCS was the Fund’s top performer, and returned over 50% during the three months ended September 30, 2007. While its latest earnings report actually beat Wall Street forecasts, its future guidance on revenues fell short of expectations. In reality, CROCS had trouble keeping up with the increasing demand for its products throughout Europe and Japan, an issue that cost the company about $30 million in potential quarterly sales. Its stock price fell by almost half for the quarter and a few shareholder suits followed. The holding cost the Fund over 2% during the past three months. Despite the down quarter, CROCS remained our sixth best performer for the calendar year and appreciated more than 70%.

Detailed Explanation of Calendar Year Performance—What Worked Well

The Short Version:  With a gain of over 25%, lots of things went right for the Fund during the calendar year. Our two top holdings (both technology companies) earned well in excess of 100% and a total of 12 stocks returned over 50% for the calendar year. Basic materials and technology highlighted the list, as six companies came from those two sectors.

10	Semi-Annual Report | December 31, 2007 (Unaudited)

Aggressive Investors 1 Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

These are the ten best performers for the calendar year ended December 31, 2007:

Rank	Description	Industry	% Gain
1	Research In Motion Ltd	Computers	166.2%
2	Apple Inc	Computers	132.6%
3	priceline.com Inc	Internet	87.5%
4	Terra Industries Inc	Chemicals	86.2%
5	Potash Corp of Saskatchewan	Chemicals	84.8%
6	CROCS Inc	Apparel	70.4%
7	Chaparral Steel Co	Iron/Steel	70.1%
8	National Oilwell Varco Inc	Oil & Gas Services	67.9%
9	Vimpel-Communications ADR	Telecommunications	62.8%
10	Mosaic Co	Chemicals	56.6%

A strong fourth quarter showing pushed Mosaic into the list of top 10 performers where it was joined by two other chemical companies (Terra Industries and Potash Corp of Saskatchewan). Increased global demand for basic materials, particularly from emerging markets like China, led to strong sales of related products. The weaker dollar throughout the year also sparked higher exports. These three chemical companies contributed over 4% to the return of the Fund.

The Fund’s best two performers, Research in Motion and Apple, topped the list with returns greater than 100% in 2007. Consumers are still in love with their time-tested Blackberries (Research in Motion), even after the successful debut of the iPhone (Apple) in June. (Apparently there is room for both in this growing global market.) In its most recent report, Research in Motion more than doubled its profits and beat Wall Street expectations once again; the company is reaping benefits of higher sales of its Pearl and Curve. Likewise, Apple reported a 67% increase in earnings in its latest report as all the publicity related to the iPhone has led to increased demand for the old trusted iPods and Macs. The company also successfully launched the iPhone in Europe later in the year and has its sights set on Asia for 2008. Combined, these two techs contributed over 3.5% to the Fund’s performance in 2007.

Detailed Explanation of Calendar Year Performance—What Didn’t Work

The Short Version:  Six industry sectors were represented in the list of poor performers, highlighted by three financials firms. Combined, those three holdings only cost the Fund about 1% in performance. Fortunately, only one company lost over 50% for the calendar year, and the Fund owned a relatively small position of that stock.

These are the ten stocks that performed the worst for the calendar year ended December 31, 2007:

Rank	Description	Industry	% Loss
1	WellCare Health Plans Inc	Healthcare-Services	-77.5%
2	First Marblehead Corp	Diversified Financial Services	-36.0%
3	Perini Corp	Engineering & Construction	-29.9%
4	Valueclick Inc	Internet	-29.3%
5	Cooper Tire & Rubber Co	Auto Parts & Equipment	-29.3%
6	NutriSystem Inc	Internet	-28.9%
7	Western Refining Inc	Oil & Gas	-27.4%
8	Jones Lang LaSalle Inc	Real Estate	-27.1%
9	Washington Mutual Inc	Savings & Loans	-27.0%
10	Baldor Electric Co	Hand/Machine Tools	-23.0%

The year 2007 turned out to be highly volatile for Cooper Tire and Rubber. After trading around $28 in July, the stock plunged over 20% in one day following its recent quarterly earnings announcement and closed the year around $16.50. While higher sales in Europe and Asia contributed to a quarterly profit, U.S. analysts remained concerned about plant inefficiencies and how the company will handle rising costs of raw materials in 2008. The stock cost the Fund 0.8% in annual return.

www.bridgeway.com	11

Aggressive Investors 1 Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Managing Risks (on the margin) with Puts and Calls

We have mentioned in previous letters the occasional use of calls to provide some exposure to a stock’s “upside,” while limiting the risk of a stock’s major decline. A related strategy is even more defensive in nature and involves selling calls or buying puts on Fund stocks in order to “manage down” (in accordance with our investment objective) the risk that our Fund might fall faster than the market overall. As our Fund had become measurably more volatile than we would like over the last two years, we employed such a strategy in the fourth quarter with a portion of the Fund. The total capital employed with this strategy is small, equal to 0.5% of net assets. In the downturn between mid-October to mid-December, this strategy provided a bit of cushion, however, as our options returned a 0.6% of net assets gain. The purpose is not really to add to returns significantly over the long haul, but rather to decrease downside volatility or short term risk.

Top Ten Holdings as of December 31, 2007

Six of our top holdings at the end of the calendar year were among the Fund’s best performers during the December quarter: Decker Outdoor, Owens-Illinois, Mosaic Co., Intuitive Surgical, Potash Corp., and Apple Inc. Combined, these six companies contributed almost 7% to the overall performance of the Fund during the quarter. The top 10 holdings represented almost 44% of the net assets of the Fund.

Rank	Description	Industry	Percent of Net Assets
1	Deckers Outdoor Corp	Apparel	5.5%
2	Owens-Illinois Inc	Packaging & Containers	5.4%
3	OSI Pharmaceuticals Inc	Pharmaceuticals	4.8%
4	Mosaic Co	Chemicals	4.6%
5	Invitrogen Corp	Biotechnology	4.6%
6	Perrigo Co	Pharmaceuticals	4.6%
7	Intuitive Surgical Inc	Healthcare-Products	4.0%
8	Potash Corp of Saskatchewan	Chemicals	3.7%
9	Apple Inc	Computers	3.6%
10	CROCS Inc	Apparel	2.9%

			43.7%

Industry Sector Representation as of December 31, 2007

Our Fund’s strong relative weighting in basic materials has had a strong positive effect in the December quarter, as our “picks” performed well as a group. Interestingly, our under-representation of financial stocks also helped significantly, as many finance stocks got pounded by the subprime lending and related credit crisis. Our largest sector was consumer, non-cyclicals, probably a good place to be if we should enter a recession in 2008. None of this reflects a view of the economy at Bridgeway, however. It is simply the sum total of our individual stock picks.

	% of Portfolio	% S&P 500 Index	Difference
Basic Materials	15.6%	3.4%	12.2%
Communications	6.1%	11.3%	-5.2%
Consumer, Cyclical	9.1%	7.1%	2.0%
Consumer, Non-cyclical	27.0%	20.5%	6.5%
Energy	4.5%	12.9%	-8.4%
Financial	3.9%	17.6%	-13.7%
Industrial	18.3%	11.8%	6.5%
Technology	13.0%	11.8%	1.2%
Utilities	0.0%	3.5%	-3.5%
Diversified	0.0%	0.1%	-0.1%
Cash	2.5%	0.0%	2.5%

Total	100.0%	100.0%

12	Semi-Annual Report | December 31, 2007 (Unaudited)

Aggressive Investors 1 Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Interesting Historical Statistics

Of the surviving 127 members of the triple digit club (Funds that appreciated at least 100%) of 1999, only three beat the market each year of the bear market following. During that three year period (2000-2002), Aggressive Investors 1 Fund declined 17%, the S&P 500 Index declined 38%, and the entire triple digit club (only the surviving members) declined a whopping 59%. That’s part of our Fund design: when we do underperform the market for a year or two, we try not to do it in a bear market. Past history (and Fund design) does not guarantee future performance. We do and have underperformed for shorter down periods such as months and quarters.

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views, including those of market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2007, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies, and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options, futures, and leverage magnifies the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in theory, expose shareholders to unlimited loss. Finally, the Fund exposes shareholders to “focus risk” which adds to Fund volatility through the possibility that a single company could significantly affect total return. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Aggressive Investors 1 Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

Your Investment Management Team

www.bridgeway.com	13

Aggressive Investors 1 Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2007 (Unaudited)

Industry	Company	Shares	Value

COMMON STOCKS - 99.81%
Aerospace/Defense - 1.50%
	Lockheed Martin Corp.	53,400	$5,620,884

Apparel - 9.31%
	CROCS, Inc.*(a)	290,800	10,704,348
	Deckers Outdoor Corp.*(a)	133,300	20,669,498
	Warnaco Group, Inc.*	101,200	3,521,760

			34,895,606

Banks - 1.19%
	US Bancorp(a)	141,000	4,475,340

Biotechnology - 4.57%
	Invitrogen Corp.*	183,400	17,131,394

Chemicals - 12.84%
	CF Industries Holdings, Inc.	91,600	10,081,496
	Mosaic Co.*	184,000	17,358,560
	Potash Corp. of Saskatchewan	95,100	13,690,596
	Terra Industries, Inc.*	146,370	6,990,631

			48,121,283

Commercial Services - 0.65%
	Apollo Group, Inc.*	34,600	2,427,190

Computers - 10.44%
	Apple, Inc.*	67,400	13,350,592
	Research In Motion, Ltd.*	94,200	10,682,280
	Sigma Designs, Inc.*(a)	155,300	8,572,560
	Sun Microsystems, Inc.*	180,725	3,276,544
	Synaptics, Inc.*	79,000	3,251,640

			39,133,616

Diversified Financial Services - 2.03%
	Goldman Sachs Group, Inc.	17,900	3,849,395
	Greenhill & Co., Inc.(a)	56,800	3,776,064

			7,625,459

Electrical Components & Equipment - 1.26%
	GrafTech International, Ltd.*(a)	265,100	4,705,525

Electronics - 1.77%
	Garmin, Ltd.(a)	68,500	6,644,500

Energy-Alternative Sources - 1.54%
	Sunpower Corp.*(a)	44,400	5,789,316

Engineering & Construction - 3.51%
	McDermott International, Inc.*	177,900	10,501,437
	Perini Corp.*	63,900	2,646,738

			13,148,175

Industry	Company	Shares	Value

Food - 2.80%
	Fresh Del Monte Produce, Inc.*	313,000	$10,510,540

Healthcare-Products - 4.05%
	Intuitive Surgical, Inc.*	46,800	15,186,600

Internet - 3.29%
	Amazon.com, Inc.*	53,900	4,993,296
	priceline.com, Inc.*(a)	64,000	7,351,040

			12,344,336

Machinery-Diversified - 2.56%
	AGCO Corp.*	141,000	9,585,180

Metal Fabrication - Hardware - 2.74%
	Precision Castparts Corp.	44,000	6,102,800
	Valmont Industries, Inc.	47,000	4,188,640

			10,291,440
Mining - 3.11%
	Freeport-McMoRan Copper & Gold, Inc.	57,200	5,859,568
	Southern Copper Corp.(a)	55,100	5,792,663

			11,652,231

Oil & Gas Services - 3.03%
	National Oilwell Varco, Inc.*	97,200	7,140,312
	Oceaneering International, Inc.*	62,600	4,216,110

			11,356,422

Packaging & Containers - 5.41%
	Owens-Illinois, Inc.*	409,600	20,275,200

Pharmaceuticals - 15.59%
	Bristol-Myers Squibb Co.	174,300	4,622,436
	Gilead Sciences, Inc.*	117,600	5,410,776
	Medco Health Solutions, Inc.*	34,100	3,457,740
	Onyx Pharmaceuticals, Inc.*	176,800	9,833,616
	OSI Pharmaceuticals, Inc.*(a)	371,700	18,031,167
	Perrigo Co.	488,000	17,084,880

			58,440,615

Real Estate - 0.76%
	Jones Lang LaSalle, Inc.	40,200	2,860,632

Semiconductors - 0.95%
	NVIDIA Corp.*(a)	104,500	3,555,090

14	Semi-Annual Report | December 31, 2007 (Unaudited)

Aggressive Investors 1 Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2007 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Software - 1.90%
	Oracle Corp.*	315,200	$7,117,216

Telecommunications - 3.01%
	Cisco Systems, Inc.*	131,200	3,551,584
	Nokia OYJ, ADR	114,300	4,387,977
	Telefonica SA(a)	34,400	3,357,096

			11,296,657

Transportation - 0.00%
	Kirby Corp.*	20	930

TOTAL COMMON STOCKS - 99.81%			374,191,377

(Cost $289,769,329)

MONEY MARKET FUNDS - 2.58%

	Rate^	Shares	Value
BlackRock TempCash Liquidity Fund, Institutional Shares #21	4.78%	9,668,243	9,668,243

TOTAL MONEY MARKET FUNDS - 2.58%			9,668,243

(Cost $9,668,243)

TOTAL INVESTMENTS - 102.39%			$383,859,620
(Cost $299,437,572)
Liabilities in Excess of Other Assets - (2.39)%			(8,956,140)

NET ASSETS - 100.00%			$374,903,480

*	Non-income producing security.
^	Rate disclosed is as of December 31, 2007.
(a)	This security or a portion of the security is out on loan at December 31, 2007. Total loaned securities had a market value of $71,389,161 at December 31, 2007.

ADR American Depositary Receipt

See Notes to Financial Statements.

www.bridgeway.com	15

Aggressive Investors 2 Fund

MANAGER’S COMMENTARY

(Unaudited)

December 31, 2007

Dear Fellow Aggressive Investors 2 Fund Shareholder,

For the fifth quarter in a row, Aggressive Investors 2 Fund outperformed both its primary market benchmark and also its peer benchmark. Our Fund earned an impressive 5.02%, compared to a decline of 3.33% for the S&P 500 Index and a small gain of 0.42% for the Lipper Capital Appreciation Funds Index. The Russell 2000 Index of small companies, which had done so well in recent prior years, declined over 4.5%. It was an excellent quarter for our Fund.

For the six month semi-annual period, our Fund gained 11.62%, significantly beating the S&P 500 Index (-1.37%), the Lipper Capital Appreciation Funds Index (5.35%), and the Russell 2000 Index (-7.53%). This period was marked by extreme market volatility as investors faced the growing subprime debacle that morphed into a true credit crisis, and our Fund performed quite well under those difficult conditions.

Likewise, we are quite pleased with our Fund’s calendar year performance for 2007, both on an absolute and relative return basis. Aggressive Investors 2 Fund gained more than 30% for the 12-months ending December 31, 2007, far exceeding the performance of the S&P 500 Index (5.49%), the Lipper Capital Appreciation Funds Index (16.39%), and the Russell 2000 Index (-1.57%). You may recall that 2006 was the first year since inception that we had underperformed the S&P 500 Index. It has not been that unusual for a poorer period such as 2006 to be followed by a strong one such as 2007—one more reason I think it’s a bad idea to leave our Funds for reasons related to short-term performance. As always, long-term performance and risk management remain our key objectives. The information below bears out our historical success in these areas.

The table below presents our December quarter, six-month, one-year, five-year and life-to-date financial results according to the formula required by the SEC. See the next page for a graph of performance since inception.

	Dec. Qtr. 10/1/07 to 12/31/07	6 Month. 7/1/07 to 12/31/07	1 Year 1/1/07 to 12/31/07	5 Year 1/1/03 to 12/31/07	Life-to-Date 10/31/01 to 12/31/07

Aggressive Investors 2 Fund	5.02%	11.62%	32.19%	22.57%	14.72%
S&P 500 Index (large companies)	-3.33%	-1.37%	5.49%	12.82%	7.33%
Lipper Capital Appreciation Funds Index	0.42%	5.35%	16.39%	15.18%	8.98%
Russell 2000 Index (small companies)	-4.58%	-7.53%	-1.57%	16.25%	11.26%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks with dividends reinvested, while the Russell 2000 Index is an unmanaged, market value weighted index, that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Lipper Capital Appreciation Funds Index reflects the record of the 30 largest funds in this category, comprised of more aggressive domestic growth mutual funds, as reported by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2007, Aggressive Investors 2 Fund ranked 12th of 357 capital appreciation funds for the twelve months ending December 31, 2007, 14th of 247 over the last five years, 16th of 225 since inception in October, 2001. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

16	Semi-Annual Report | December 31, 2007 (Unaudited)

Aggressive Investors 2 Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Aggressive Investors 2 Fund vs. S&P 500 Index & Lipper Capital Appreciation Funds Index & Russell 2000 Index 10/31/01 to 12/31/07

Detailed Explanation of Quarterly Performance—What Worked Well

The Short Version:  Talk about a chemical reaction. Chemical companies highlighted our top performers during the quarter. Four were among the top ten. Combined, these companies contributed over 4% to the return of the Fund. Our top two performers, both of which were chemical-related, each earned over 50% during the three-month period. The Fund also benefited from a bit of a global flavor as two of our top holdings are internationally based companies. (The Fund may invest up to 15% in foreign stocks, though the actual number has historically been, or is currently, significantly less than this.)

These are the ten best performers for the quarter ended December 31, 2007:

Rank	Description	Industry	% Gain
1	Mosaic Co	Chemicals	55.8%
2	Terra Industries Inc	Chemicals	52.8%
3	Mobile Telesystems OJSC ADR	Telecommunications	46.9%
4	Deckers Outdoor Corp	Apparel	37.7%
5	Potash Corp of Saskatchewan	Chemicals	36.5%
6	Intuitive Surgical Inc	Healthcare-Products	36.2%
7	CF Industries Holdings Inc	Chemicals	36.1%
8	Apple Inc	Computers	29.1%
9	priceline.com Inc	Internet	23.4%
10	Belden Inc	Electrical Compo & Equip	21.1%

The Mosaic Company was the Fund’s top performer and earned over 55% for the three-month period. Based in Minneapolis, Minnesota, the chemical company is a leading global manufacturer of crop nutrients which serve as primary ingredients for fertilizer. Two significant factors have surfaced as of late that greatly benefited fertilizer companies like Mosaic. Rising oil prices and government subsidies have led to increased demand for ethanol which has prompted greater production of corn. Additionally, as the populations in China and other developing Asian and Latin American countries become increasingly affluent, their residents are adding more meat to their diets. As a result, corn and others feed grains have been met with even greater global demand and thus, the need for more fertilizer. During the past quarter, the company used its recent windfall from ongoing business operations to pay down long-term debt and strengthen its overall financial position. The stock contributed over 1.7% to the performance of the Fund during the three-month period.

Intuitive Surgical Inc. is a healthcare-related company that manufactures and markets specialty surgical products for a variety of medical applications. In particular, the company has designed robotic tools known as da Vinci systems which are used for urology, cardiology, gynecology, and general surgeries. In its most recent quarter, company profits doubled and sales increased by over 60%. Additionally, Intuitive has started to make inroads into the international medical markets. While many

www.bridgeway.com	17

Aggressive Investors 2 Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

analysts remain quite positive about the company’s prospects for continued growth, others express concerns that it could encounter future challenges because it essentially remains a one-product company. To counter these fears, management points out that revenue is also tied to sales of accessories, system service and training; therefore, the potential for recurring revenue streams is becoming more substantial. Intuitive Systems contributed just over 1.0% to the performance of the Fund this past quarter.

Detailed Explanation of Quarterly Performance—What Didn’t Work

The Short Version:  Companies from five different sectors were represented in our list of weak performers; no one industry served as the primary (negative) catalyst. Interestingly, the stock (CROCS) that made the greatest negative contribution to the Fund’s performance during the last three months had been our top performer over the prior two quarters. Nine companies lost 20% or more during the past quarter.

These are the ten stocks that performed the worst in the quarter ended December 31, 2007:

Rank	Description	Industry	% Loss
1	WellCare Health Plans Inc	Healthcare-Services	-78.6%
2	CROCS Inc	Apparel	-45.3%
3	Cooper Tire & Rubber Co	Auto Parts & Equipment	-35.4%
4	Ceradyne Inc	Miscellaneous Manufacturing	-32.5%
5	Perini Corp	Engineering & Construction	-29.6%
6	Amkor Technology Inc	Semiconductors	-29.2%
7	Jones Lang LaSalle Inc	Real Estate	-29.2%
8	Big Lots Inc	Retail	-28.5%
9	Varian Semiconductor Equipment Assoc	Semiconductors	-20.0%
10	Synaptics Inc	Computers	-19.6%

Our worst performer for the quarter, managed care company, WellCare Health Plans offers government-sponsored healthcare and prescription drug programs through Medicare and Medicaid. In late October, federal investigators raided company headquarters and initiated an investigation over what most believe to be fraud-related issues. Unfortunately, our models can’t identify issues like this before they happen. To add insult to injury, company execs sold off over $45 million in stock during the year in advance of the raid, far more than the insider sales totaled for all of 2006. The company’s stock priced plunged over 70% in one day. News did not get any better for the company as the quarter progressed as shareholder lawsuits ensued and plan enrollments declined. Fortunately, our position in this lightly traded company is relatively small and it cost the Fund less than 0.80% in return for the quarter. We purchased this stock late in the September quarter and our models jettisoned it a couple of months later.

Trendy shoemaker, CROCS has been a dependable performer for several quarters. CROCS was the Fund’s top performer, and returned over 50% during the three months ended September 30, 2007. While its latest earnings report actually beat Wall Street forecasts, its future guidance on revenues fell short of expectations. In reality, CROCS had trouble keeping up with the increasing demand for its products throughout Europe and Japan, an issue that cost the company about $30 million in potential quarterly sales. Its stock price fell by almost half for the quarter and a few shareholder suits followed. The holding cost the Fund just under 2% during the past three months. Despite the down quarter, CROCS remained our fourth best performer for the calendar year and appreciated more than 70%.

Detailed Explanation of Calendar Year Performance—What Worked Well

The Short Version:  With a gain of over 30%, lots of things went right for the Fund during the prior 12-months. Our three top holdings (including two technology companies) earned well in excess of 100% and a total of 14 stocks returned over 50% for the calendar year. Basic materials and energy highlighted the list of top 10 performers as six companies came from those two sectors.

18	Semi-Annual Report | December 31, 2007 (Unaudited)

Aggressive Investors 2 Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

These are the ten best performers for the calendar year ended December 31, 2007:

Rank	Description	Industry	% Gain
1	Research In Motion Ltd	Computers	166.2%
2	Apple Inc	Computers	132.6%
3	Potash Corp of Saskatchewan	Chemicals	113.3%
4	CROCS Inc	Apparel	70.4%
5	Chaparral Steel Co	Iron/Steel	69.8%
6	Terra Industries Inc	Chemicals	69.3%
7	National Oilwell Varco Inc	Oil & Gas Services	67.6%
8	Frontier Oil Corp	Oil & Gas	66.8%
9	Vimpel-Communications ADR	Telecommunications	66.0%
10	Tesoro Corp	Oil & Gas	62.6%

The Fund’s best two performers, Research in Motion and Apple, topped the list with returns greater than 100% in 2007. Consumers are still in love with their time-tested Blackberries (Research in Motion), even after the successful debut of the iPhone (Apple) in June. (Apparently there is room for both in this growing global market.) In its most recent report, Research in Motion more than doubled its profits and beat Wall Street expectations once again; the company is reaping benefits of higher sales of its Pearl and Curve. Likewise, Apple reported a 67% increase in earnings in its latest report as all the publicity related to the iPhone has led to increased demand for the old trusted iPods and Macs. The company also successfully launched the iPhone in Europe later in the year and has it sights set on Asia for 2008. Combined, these two techs contributed over 4.25% to the Fund’s performance in 2007.

Detailed Explanation of Calendar Year Performance—What Didn’t Work

The Short Version:  Six industry sectors were represented in the list of poor performers, highlighted by three financials firms. Combined, those three holdings only cost the Fund just over 1% in performance. Fortunately, only one company lost over 50% for the calendar year and the Fund owned a relatively small position of that stock.

These are the ten stocks that performed the worst for the calendar year ended December 31, 2007:

Rank	Description	Industry	% Loss
1	WellCare Health Plans Inc	Healthcare-Services	-77.5%
2	Cooper Tire & Rubber Co	Auto Parts & Equipment	-41.1%
3	First Marblehead Corp/The	Diversified Financial Svcs	-37.8%
4	Jones Lang LaSalle Inc	Real Estate	-36.6%
5	Perini Corp	Engineering & Construction	-29.6%
6	Valueclick Inc	Internet	-29.1%
7	Western Refining Inc	Oil & Gas	-28.4%
8	Washington Mutual Inc	Savings & Loans	-27.0%
9	Baldor Electric Co	Hand/Machine Tools	-23.2%
10	China Southern Airlines Co Ltd ADR	Airlines	-23.2%

The year 2007 turned out to be highly volatile for Cooper Tire and Rubber. After trading around $28 in July, the stock plunged over 20% in one day following its recent quarterly earnings announcement and closed the year around $16.50. While higher sales in Europe and Asia contributed to a quarterly profit, U.S. analysts remained concerned about plant inefficiencies and how the company will handle rising costs of raw materials in 2008. The stock cost the Fund less than 0.5% in annual return.

www.bridgeway.com	19

Aggressive Investors 2 Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Managing Risks (on the margin) with Puts and Calls

We have mentioned in previous letters the occasional use of calls to provide some exposure to a stock’s “upside,” while limiting the risk of a stock’s major decline. A related strategy is even more defensive in nature and involves selling calls or buying puts on Fund stocks in order to “manage down” (in accordance with our investment objective) the risk that our Fund might fall faster than the market overall. As our Fund had measurably become more volatile than we would like over the last two years, we employed such a strategy in the fourth quarter with a portion of the Fund. The total capital employed with this strategy is small, equal to 0.5% of net assets. In the downturn between mid-October to mid-December, this strategy provided a bit of cushion, however, as our options returned a 0.6% of net assets gain. The purpose here is not really to add to returns significantly over the long haul, but rather to decrease downside volatility or short term risk.

Top Ten Holdings as of December 31, 2007

Five of our top holdings at the end of the calendar year were among the Fund’s best performers during the December quarter: Decker Outdoor, Mosaic Co., Intuitive Surgical, Potash Corp., and Apple Inc. Combined, these five companies contributed over 6% to the overall performance of the Fund during the quarter. The top 10 holdings represented just under 40% of the net assets of the Fund.

Rank	Description	Industry	Percent of Net Assets
1	Deckers Outdoor Corp	Apparel	5.4%
2	Owens-Illinois Inc	Packaging & Containers	4.5%
3	Mosaic Co	Chemicals	4.3%
4	Invitrogen Corp	Biotechnology	4.2%
5	AGCO Corp	Machinery-Diversified	3.8%
6	Onyx Pharmaceuticals Inc	Pharmaceuticals	3.6%
7	Intuitive Surgical Inc	Healthcare-Products	3.6%
8	Apple Inc	Computers	3.2%
9	Amazon.Com Inc	Internet	3.2%
10	Potash Corp of Saskatchewan	Chemicals	3.1%

			38.9%

Industry Sector Representation as of December 31, 2007

Our Fund’s strong relative weighting in basic materials has had a very positive effect in the December quarter, as our “picks” performed well as a group. Interestingly, our under-representation of financials also helped significantly, as many banks and related investment stocks got pounded by the subprime lending and related credit crisis. Our second largest sector was consumer, non-cyclicals, probably a good place to be if we should enter a recession in 2008, as some analysts predict. None of this reflects a view of the economy at Bridgeway, however. It is simply the sum total of our individual stock picks.

	% of Portfolio	% S&P 500 Index	Difference
Basic Materials	17.7%	3.4%	14.3%
Communications	10.1%	11.3%	-1.2%
Consumer, Cyclical	10.2%	7.1%	3.1%
Consumer, Non-cyclical	18.5%	20.5%	-2.0%
Energy	4.9%	12.9%	-8.0%
Financial	4.6%	17.6%	-13.0%
Industrial	21.7%	11.8%	9.9%
Technology	12.0%	11.8%	0.2%
Utilities	0.0%	3.5%	-3.5%
Diversified	0.0%	0.1%	-0.1%
Cash	0.3%	0.0%	0.3%

Total	100.0%	100.0%

20	Semi-Annual Report | December 31, 2007 (Unaudited)

Aggressive Investors 2 Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views, including those of market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2007, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies, and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options, futures, and leverage magnifies the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in theory, expose shareholders to unlimited loss. Finally, the Fund exposes shareholders to “focus risk” which adds to Fund volatility through the possibility that a single company could significantly affect total return. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Aggressive Investors 2 Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

Your Investment Management Team

www.bridgeway.com	21

Aggressive Investors 2 Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2007 (Unaudited)

Industry	Company	Shares	Value

COMMON STOCKS - 99.70%
Aerospace/Defense - 1.35%
	Lockheed Martin Corp.	107,400	$11,304,924

Airlines - 0.48%
	China Southern Airlines Co., Ltd., ADR	60,700	3,972,815

Apparel - 8.20%
	CROCS, Inc.*(a)	460,800	16,962,048
	Deckers Outdoor Corp.*(a)	290,700	45,075,942
	Warnaco Group, Inc.*	188,700	6,566,760

			68,604,750

Auto Manufacturers - 0.56%
	Daimler AG	49,400	4,724,122

Banks - 0.30%
	US Bancorp(a)	79,000	2,507,460

Biotechnology - 4.19%
	Invitrogen Corp.*	375,100	35,038,091

Chemicals - 13.26%
	CF Industries Holdings, Inc.	184,400	20,295,064
	Monsanto Co.	120,800	13,492,152
	Mosaic Co.*	381,600	36,000,144
	Potash Corp. of Saskatchewan	181,299	26,099,804
	Terra Industries, Inc.*	313,800	14,987,088

			110,874,252

Commercial Services - 1.51%
	Apollo Group, Inc.*	72,200	5,064,830
	Sotheby's	197,800	7,536,180

			12,601,010

Computers - 9.45%
	Apple, Inc.*	136,100	26,958,688
	Hewlett-Packard Co.	138,900	7,011,672
	Research In Motion, Ltd.*	136,800	15,513,120
	Sigma Designs, Inc.*(a)	304,800	16,824,960
	Sun Microsystems, Inc.*	341,625	6,193,661
	Synaptics, Inc.*	159,100	6,548,556

			79,050,657

Diversified Financial Services - 2.80%
	Goldman Sachs Group, Inc.	34,800	7,483,740
	Greenhill & Co., Inc.(a)	114,400	7,605,312
	TD Ameritrade Holding Corp.*	414,600	8,316,876

			23,405,928

Industry	Company	Shares	Value

Electrical Components & Equipment - 2.17%
	General Cable Corp.*	112,500	$8,244,000
	GrafTech International, Ltd.*	557,500	9,895,625

			18,139,625

Electronics - 3.02%
	Avnet, Inc.*	169,400	5,923,918
	Flir Systems, Inc.*	221,000	6,917,300
	Garmin, Ltd.(a)	128,100	12,425,700

			25,266,918

Energy-Alternative Sources - 2.05%
	Sunpower Corp.*(a)	131,500	17,146,285

Engineering & Construction - 4.28%
	ABB, Ltd.(a)	268,600	7,735,680
	McDermott International, Inc.*	387,500	22,874,125
	Perini Corp.*	125,400	5,194,068

			35,803,873

Healthcare-Products - 3.59%
	Intuitive Surgical, Inc.*	92,500	30,016,250

Insurance - 0.84%
	MetLife, Inc.	114,300	7,043,166

Internet - 5.39%
	Amazon.com, Inc.*(a)	290,100	26,874,864
	priceline.com, Inc.*(a)	158,100	18,159,366

			45,034,230

Iron/Steel - 0.65%
	Mechel, ADR	55,600	5,400,984

Machinery-Diversified - 4.47%
	AGCO Corp.*	470,400	31,977,792
	CNH Global NV	82,400	5,423,568

			37,401,360

Metal Fabrication-Hardware - 1.93%
	Precision Castparts Corp.	61,300	8,502,310
	Valmont Industries, Inc.	86,000	7,664,320

			16,166,630

Mining - 3.82%
	Cameco Corp.	164,800	6,560,688
	Freeport-McMoRan Copper & Gold, Inc.	105,400	10,797,176
	Southern Copper Corp.(a)	139,000	14,613,070

			31,970,934

22	Semi-Annual Report | December 31, 2007 (Unaudited)

Aggressive Investors 2 Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2007 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Oil & Gas Services - 2.81%
	National Oilwell Varco, Inc.*	202,800	$14,897,688
	Oceaneering International, Inc.*	128,000	8,620,800

			23,518,488

Packaging & Containers - 4.51%
	Owens-Illinois, Inc.*	762,300	37,733,850

Pharmaceuticals - 9.20%
	Bristol-Myers Squibb Co.	465,500	12,345,060
	Express Scripts, Inc.*	126,800	9,256,400
	Gilead Sciences, Inc.*	182,000	8,373,820
	Medco Health Solutions, Inc.*	81,100	8,223,540
	Onyx Pharmaceuticals, Inc.*	540,600	30,068,172
	Pfizer, Inc.	380,400	8,646,492

			76,913,484

Real Estate - 0.68%
	Jones Lang LaSalle, Inc.(a)	79,400	5,650,104

Retail - 1.00%
	GameStop Corp.*	134,000	8,322,740

Semiconductors - 1.26%
	NVIDIA Corp.*(a)	309,600	10,532,592

Software - 1.25%
	Oracle Corp.*	464,500	10,488,410

Telecommunications - 4.68%
	Cisco Systems, Inc.*	324,300	8,778,801
	Mobile Telesystems OJSC, ADR	142,400	14,494,896
	Nokia OYJ, ADR	232,900	8,941,031
	Telefonica SA	71,200	6,948,408

			39,163,136

TOTAL COMMON STOCKS - 99.70%			833,797,068

(Cost $670,932,448)

	Rate^	Shares	Value

MONEY MARKET FUNDS - 0.29%
BlackRock TempCash Liquidity Fund, Institutional Shares #21	4.78%	2,378,284	$2,378,284

TOTAL MONEY MARKET FUNDS - 0.29%			2,378,284

(Cost $2,378,284)

TOTAL INVESTMENTS - 99.99%			$836,175,352
(Cost $673,310,732)
Other Assets in Excess of Liabilities - 0.01%			104,539

NET ASSETS - 100.00%			$836,279,891

*	Non-income producing security.
^	Rate disclosed is as of December 31, 2007.
(a)	This security or a portion of the security is out on loan at December 31, 2007. Total loaned securities had a market value of $137,594,226 at December 31, 2007.
ADR	American Depositary Receipt

See Notes to Financial Statements.

www.bridgeway.com	23

Ultra-Small Company Fund

MANAGER’S COMMENTARY

(Unaudited)

December 31, 2007

Dear Fellow Ultra-Small Company Fund Shareholder,

For the quarter-ended December 31, 2007, Ultra-Small Company Fund declined by 7.00%, outperforming its primary benchmark index, CRSP Cap Based Portfolio 10 Index, which lost 9.14%, but underperforming both the Lipper Small-Cap Stock Funds Index (-3.87%) and the Russell 2000 Index (-4.58%). In general, ultra-small companies had a rough quarter as continued market and economic uncertainty led many investors to shy away from these smallest companies in favor of larger industry leaders. It was a mixed record in a down market environment.

For the six month semi-annual period, our Fund dropped 8.22%, again outperforming its primary benchmark, the CRSP Cap-Based Portfolio 10 Index (-14.45%). Both the Lipper Small-Cap Stock Funds Index (-5.44), and the Russell 2000 Index (-7.53%) fell in value as well, though, reflecting the better record of these (less small) companies for the period, not as much as our Fund. This semi-annual period was marked by extreme market volatility, as investors faced the growing subprime debacle that morphed into a true credit crisis.

For the full calendar year, Ultra-Small Company Fund fell by only 2.77%, significantly beating the CRSP Cap-Based Portfolio 10 Index benchmark, which declined 9.88%. The other small-cap indexes fared somewhat better on an annual basis with the Lipper Small-Cap Stock Funds Index increasing by 4.19% and the Russell 2000 Index declining 1.57%. The calendar year 2007 appears to have reversed a prior trend that had favored smaller issues over the past seven years. Most importantly, we view the shorter-term results in conjunction with long-term returns. For each of the longer time horizons (five year, ten year, and since inception in 1994), the performance of our Fund has significantly surpassed that of its peer and market benchmarks.

The table below presents our December quarter, six-month, one-year, five-year, ten-year and life-to-date financial results according to the formula required by the SEC. See the next page for a graph of performance for the last ten years.

	Dec Qtr. 10/1/07 to 12/31/07	6 Month 7/1/07 to 12/31/07	1 Year 1/1/07 to 12/31/07	5 Year 1/1/03 to 12/31/07	10 Year 1/1/98 to 12/31/07	Life-to-Date 8/5/94 to 12/31/07

Ultra-Small Company Fund	-7.00%	-8.22%	-2.77%	23.14%	17.56%	20.57%
CRSP Cap-Based Port. 10 Index	-9.14%	-14.45%	-9.88%	21.06%	12.73%	14.46%
Lipper Small-Cap Stock Funds Index	-3.87%	-5.44%	4.19%	16.28%	7.10%	10.22%
Russell 2000 Index (small companies)	-4.58%	-7.53%	-1.57%	16.25%	7.08%	10.35%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Lipper Small-Cap Stock Funds Index is an index of small-company funds compiled by Lipper, Inc. The Russell 2000 Index is an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 1,670 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2007, the Ultra-Small Company Fund ranked 45th of 96 micro-cap funds for the last twelve months ended December 31, 2007, 1st of 65 such funds for the last five years, 2nd of 32 funds for ten years and 1st of 9 funds since inception in August, 1994. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

24	Semi-Annual Report | December 31, 2007 (Unaudited)

Ultra-Small Company Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Ultra-Small Company Fund vs. CRSP 10 Index & Russell 2000 Index & Lipper Small Company Funds Index 1/1/98 to 12/31/07

Detailed Explanation of Quarterly Performance—What Worked Well

The Short Version:  Here’s a big surprise… in this day and age (and market), a financial services company actually topped the list of best performers during the December quarter. All told, six different sectors were represented in the list.

These are the ten best performers for the quarter ended December 31, 2007:

Rank	Description	Industry	% Gain
1	AeroCentury Corp	Diversified Financial Services	63.1%
2	Chindex International Inc	Distribution/Wholesale	43.0%
3	Ebix Inc	Software	40.5%
4	Chase Corp	Miscellaneous Manufacturing	35.2%
5	Arabian American Development Co	Oil & Gas	28.5%
6	Novatel Inc	Electronics	26.7%
7	Kewaunee Scientific Corp	Healthcare-Products	25.9%
8	K-Tron International Inc	Hand/Machine Tools	25.5%
9	Somanetics Corp	Healthcare-Products	24.7%
10	CAM Commerce Solutions Inc	Software	22.1%

AeroCentury Corp. was the Fund’s top performer this quarter and the only holding to return more than 50% in performance. While many other financial services companies were caught up in subprime lending problems and the related credit crisis, this aircraft and engine leasing company reported third quarter results in November that far exceeded its sole analyst’s expectations. (Many of the smallest companies do not generate significant coverage from Wall Street and other major firms.) The quarterly earnings jumped 230% from last year’s level, though some of the strong comparative performance can be attributed to accounting restatements from 2006 results. The company contributed almost 0.25% to the return of the Fund during the past three months.

Detailed Explanation of Quarterly Performance—What Didn’t Work

The Short Version:  Financial and consumer-related companies highlighted the list of poor performers during the quarter, as the credit concerns threatened to slow consumer activity even more in the months to come. One holding plunged over 50% during the three month period, and another 14 companies lost more than 25% in value.

www.bridgeway.com	25

Ultra-Small Company Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

These are the ten stocks that performed the worst in the quarter ended December 31, 2007:

Rank	Description	Industry	% Loss
1	PC Mall Inc	Retail	-51.0%
2	Hardinge Inc	Hand/Machine Tools	-48.4%
3	Green Bankshares Inc	Banks	-47.2%
4	CPI Corp	Commercial Services	-45.1%
5	KMG Chemicals Inc	Chemicals	-40.1%
6	Silicom Ltd	Electronics	-40.0%
7	Technology Investment Capital Corp	Investment Companies	-31.0%
8	PRG-Schultz International Inc	Commercial Services	-30.9%
9	Movie Star Inc/NY	Apparel	-29.2%
10	SAVVIS Inc	Telecommunications	-28.1%

Green Bankshares was among the worst performers in the Fund this quarter and another victim of the ongoing credit crisis. The Tennessee-based bank holding company also oversees a wealth management group and mortgage banking operation. In December, the bank lowered its 4th quarter 2007 earnings forecast and withdrew its guidance for all of 2008. As the real estate market continued to decline, Green was forced to increase its loan-loss provision due to the potential for additional defaults and foreclosures. For the quarter, the holding cost the Fund almost 0.25% in return.

Detailed Explanation of Calendar Year Performance—What Worked Well

The Short Version:  Five holdings gained over 100% in 2007, and a total of 14 other stocks surged by 50% or more. Six different sectors were represented among the top performers in the calendar year with four consumer-related holdings appearing on the list. Combined, these four stocks contributed over 4% to the return of the Fund.

These are the ten best performers for the calendar year ended December 31, 2007:

Rank	Description	Industry	% Gain
1	Life Partners Holdings Inc	Insurance	158.3%
2	Arabian American Development Co	Oil & Gas	150.9%
3	ICO Inc	Chemicals	127.7%
4	RadNet Inc	Healthcare-Services	112.1%
5	Cal-Maine Foods Inc	Food	102.1%
6	Twin Disc Inc	Machinery-Diversified	99.4%
7	LB Foster Co	Metal Fabricate/Hardware	98.3%
8	M&F Worldwide Corp	Food	97.3%
9	Everlast Worldwide Inc	Apparel	94.1%
10	Dawson Geophysical Co	Oil & Gas Services	86.0%

RadNet Inc. was one of the five Fund holdings to double its price during the calendar year 2007. The company owns and operates diagnostic imaging centers throughout the country and has been in expansion mode through acquisitions since 2006. In July, management announced that it had obtained a substantial credit line with the intention of refinancing company debt, though the challenges in the credit markets prompted them to delay the move. Instead, GE Healthcare Financial Services agreed to provide an incremental $35 million in credit that will help the company meet its needed liquidity to proceed with its growth plans. RadNet contributed over 0.50% to the return of the Fund.

26	Semi-Annual Report | December 31, 2007 (Unaudited)

Ultra-Small Company Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Detailed Explanation of Calendar Year Performance—What Didn’t Work

The Short Version:  If misery loves company, the Fund had plenty of company during this, the first calendar year decline of ultra-small companies generally since 1998 (a remarkable statistic). A total of 38 holdings declined in value by 25% or more during the 12-month period. Six different sectors were represented on the list of weak performers with four industrial companies costing the Fund over 1.0% in return.

These are the ten stocks that performed the worst for the fiscal year ended December 31, 2007:

Rank	Description	Industry	% Loss
1	Tessco Technologies Inc	Telecommunications	-61.0%
2	Constar International Inc	Packaging & Containers	-54.2%
3	CPI Corp	Commercial Services	-53.2%
4	Synalloy Corp	Miscellaneous Manufacturing	-53.0%
5	Green Bankshares Inc	Banks	-51.5%
6	PC Mall Inc	Retail	-51.0%
7	Captaris Inc	Software	-51.0%
8	Silicom Ltd	Electronics	-49.2%
9	Technology Investment Capital Corp	Investment Companies	-46.0%
10	Swank Inc	Miscellaneous Manufacturing	-45.0%

PC Mall was one of seven holdings to decline more than 50% during the calendar year 2007 and our worst performer in the December quarter. The direct marketer of computer hardware, software, and peripherals had been riding high on strong sales, mainly of Apple-related products. The company hit a 52-week high in late October (around the time we bought), before getting caught up in the recessionary fears and gloom and doom of the holiday season that affected many retailers. The stock got a brief reprieve from a decent week of activity in the days following Thanksgiving. For the year, PC Mall cost the Fund over 0.50% in return in 2007.

Top Ten Holdings as of December 31, 2007

Unfortunately, none of the Fund’s top 10 holdings appeared in the list of best performers during the past three months. A total of four chemical and oil and gas companies were among the top holdings and accounted for 13% of the net assets of the Fund.

Rank	Description	Industry	Percent of Net Assets
1	Cal-Maine Foods, Inc.	Food	4.6%
2	Air Methods Corp.	Healthcare-Services	4.2%
3	Dawson Geophysical Co.	Oil & Gas Services	3.7%
4	Bolt Technology Corp.	Oil & Gas Services	3.7%
5	Penford Corp.	Chemicals	3.0%
6	LB Foster Co.	Metal Fabrication - Hardware	2.9%
7	Dollar Financial Corp.	Commercial Services	2.7%
8	ICO, Inc.	Chemicals	2.6%
9	ICF International, Inc.	Commercial Services	2.5%
10	VSE Corp.	Engineering & Construction	2.4%

			32.3%

www.bridgeway.com	27

Ultra-Small Company Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Industry Sector Representation as of December 31, 2007

Our models’ underweighting of financials versus our market benchmark proved beneficial to the Fund, as the ongoing credit crisis continued to take its toll on the performance of related stocks. On the other hand, the Fund was overweighted in industrials, and some of those holdings cost the Fund in overall return.

	% of Portfolio	% CRSP Portfolio 10 Index	Difference
Basic Materials	7.1%	2.6%	4.5%
Communications	7.9%	9.1%	-1.2%
Consumer, Cyclical	7.8%	14.0%	-6.2%
Consumer, Non-cyclical	23.6%	24.8%	-1.2%
Energy	12.2%	5.4%	6.8%
Financial	7.0%	22.7%	-15.7%
Industrial	24.7%	10.3%	14.4%
Technology	7.8%	9.1%	-1.3%
Utilities	0.1%	0.9%	-0.8%
Diversified	0%	1.1%	-1.1%
Cash	1.8%	0.0%	1.8%

Total	100%	100%

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of December 31, 2007, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to very high, above market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even “small companies” for various reasons such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

Conclusion

Ultra-Small Company Fund remains closed to investors. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

Your Investment Management Team

28	Semi-Annual Report | December 31, 2007 (Unaudited)

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www.bridgeway.com	29

Ultra-Small Company Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2007 (Unaudited)

Industry	Company	Shares	Value

COMMON STOCKS - 99.29%
Advertising - 0.59%
	MDC Partners, Inc.	72,600	$707,124

Aerospace/Defense - 1.46%
	LMI Aerospace, Inc.	36,500	967,615
	SIFCO Industries, Inc.	46,000	774,180

			1,741,795

Agriculture - 0.47%
	AgFeed Industries, Inc.(a)	66,600	560,772

Apparel - 1.55%
	G-III Apparel Group, Ltd.*	119,200	1,760,584
	Movie Star, Inc.	57,000	91,770

			1,852,354

Banks - 0.39%
	Centrue Financial Corp.	10,000	222,400
	Silver State Bancorp(a)	17,000	239,700

			462,100

Chemicals - 7.13%
	American Pacific Corp.	23,200	395,560
	ICO, Inc.*	237,500	3,049,500
	Landec Corp.*	107,800	1,444,520
	Penford Corp.	142,100	3,636,339

			8,525,919

Commercial Services - 7.54%
	Carriage Services, Inc.	62,500	550,000
	Dollar Financial Corp.*	107,200	3,289,968
	ICF International, Inc.*	115,800	2,925,108
	Princeton Review, Inc.*	91,700	763,861
	SM&A*	38,000	221,540
	Transcend Services, Inc.	77,600	1,261,000

			9,011,477

Computers - 5.03%
	BluePhoenix Solutions, Ltd.*(a)	126,700	2,295,804
	Integral Systems, Inc.	47,700	1,109,502
	Rimage Corp.*	62,300	1,616,685
	Synplicity, Inc.	75,400	437,320
	TechTeam Global, Inc.*	21,600	272,160
	Tier Technologies, Inc.*	33,200	282,200

			6,013,671

Distribution/Wholesale - 2.03%
	Chindex International, Inc.*	70,200	2,424,006

Industry	Company	Shares	Value

Diversified Financial Services - 0.64%
	AeroCentury Corp.	33,000	$765,600

Electric Utilities - 0.15%
	Maine & Maritimes Corp.	5,500	182,875

Electrical Components & Equipment - 2.37%
	Advanced Battery Technologies, Inc.(a)	197,700	929,190
	Espey Manufacturing & Electronics Corp.	6,000	112,680
	Graham Corp.	22,400	1,173,760
	SL Industries, Inc.*	30,800	619,696

			2,835,326

Electronics - 3.73%
	Insignia Systems, Inc.	52,500	146,475
	IntriCon Corp.	30,500	379,725
	Jinpan International, Ltd.	36,400	1,124,760
	Mechanical Technology, Inc.	138,400	103,800
	Spectrum Control, Inc.*	96,400	1,484,560
	Vicon Industries, Inc.	127,100	1,220,160

			4,459,480

Energy-Alternative Sources - 0.04%
	Millennium Cell, Inc.	159,800	48,100

Engineering & Construction - 3.65%
	Michael Baker Corp.*	35,700	1,467,270
	VSE Corp.	59,400	2,901,096

			4,368,366

Entertainment - 0.14%
	Magna Entertainment Corp.	173,000	167,810

Food - 4.63%
	Cal-Maine Foods, Inc.(a)	208,900	5,542,117

Hand/Machine Tools - 1.21%
	Hardinge, Inc.	55,700	934,646
	K-Tron International, Inc.*	4,300	512,775

			1,447,421

Healthcare-Products - 5.48%
	CuraGen Corp.	85,333	78,507
	Cynosure, Inc.*(a)	39,600	1,047,816
	Exactech, Inc.	13,200	273,900
	Kewaunee Scientific Corp.	9,100	179,179
	MTS Medication Technologies, Inc.	11,500	151,225
	Osteotech, Inc.*	110,700	865,674

30	Semi-Annual Report | December 31, 2007 (Unaudited)

Ultra-Small Company Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2007 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Healthcare-Products (continued)
	Somanetics Corp.*	72,300	$1,709,895
	Synovis Life Technologies, Inc.*	50,600	989,230
	Vnus Medical Technologies, Inc.	86,800	1,260,336

			6,555,762

Healthcare-Services - 5.52%
	Air Methods Corp.*	101,246	5,028,889
	National Dentex Corp.*	7,500	120,900
	RadNet, Inc.	143,000	1,451,450

			6,601,239

Insurance - 5.29%
	21st Century Holding Co.	45,300	608,379
	American Physicians Capital, Inc.	59,550	2,468,943
	Citizens, Inc.(a)	90,400	499,912
	Hallmark Financial Services*	55,000	872,300
	Life Partners Holdings, Inc.(a)	17,230	477,271
	Mercer Insurance Group, Inc.	13,000	233,480
	Navigators Group, Inc.*	18,000	1,170,000

			6,330,285

Internet - 2.15%
	Aladdin Knowledge Systems, Ltd.	67,400	1,761,162
	TheStreet.com, Inc.	50,500	803,960

			2,565,122

Investment Companies - 0.62%
	TICC Capital Corp.(a)	80,100	739,323

Machinery-Diversified - 2.94%
	Hurco Cos, Inc.*	19,900	868,635
	Key Technology, Inc.*	37,100	1,279,950
	Twin Disc, Inc.	19,300	1,365,861

			3,514,446

Media - 0.17%
	ADDvantage Technologies Group, Inc.	32,600	201,142

Metal Fabrication - Hardware - 2.93%
	LB Foster Co.*	67,800	3,507,294

Miscellaneous Manufacturers - 5.24%
	Argan, Inc.	10,500	140,175
	AZZ, Inc.*	94,800	2,687,580
	Chase Corp.	33,500	845,875

Industry	Company	Shares	Value

Miscellaneous Manufacturers (continued)
	GP Strategies Corp.	30,200	$321,630
	LSB Industries, Inc.*(a)	66,861	1,886,817
	Peerless Manufacturing Co.	9,400	387,186

			6,269,263

Oil & Gas Services - 12.31%
	Bolt Technology Corp.*(a)	115,250	4,377,195
	Dawson Geophysical Co.*	61,500	4,394,790
	Matrix Service Co.*	83,300	1,817,606
	Mitcham Industries, Inc.*	119,900	2,465,144
	Natural Gas Services Group, Inc.	84,800	1,662,928

			14,717,663

Pharmaceuticals - 0.24%
	Cell Therapeutics, Inc.	155,614	292,554

Real Estate - 0.03%
	HouseValues, Inc.*	13,493	41,828

Retail - 4.22%
	Allion Healthcare, Inc.	46,700	256,383
	Aristotle Corp.	13,200	177,936
	Books-A-Million, Inc.	82,586	984,425
	EZCORP, Inc.*	151,418	1,709,509
	PC Connection, Inc.*(a)	108,027	1,226,107
	PC Mall, Inc.*	73,800	687,078

			5,041,438

Savings & Loans - 0.14%
	Rainier Pacific Financial Group, Inc.	11,100	163,836

Semiconductors - 1.09%
	Amtech Systems, Inc.	88,800	1,153,512
	Jazz Technologies, Inc.	24,000	37,440
	MathStar, Inc.	168,100	109,265

			1,300,217

Shipbuilding - 0.18%
	Todd Shipyards Corp.	11,600	220,516

Software - 1.75%
	BSQUARE Corp.*	135,000	904,500
	CAM Commerce Solutions, Inc.	11,500	480,815
	Ebix, Inc.*	9,800	709,030

			2,094,345

Telecommunications - 5.03%
	Anaren, Inc.*	97,500	1,607,775
	Carrier Access Corp.	107,275	257,460
	Fibernet Telecom Group, Inc.	55,211	440,032

www.bridgeway.com	31

Ultra-Small Company Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2007 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Telecommunications (continued)
	Globecomm Systems, Inc.*	172,100	$2,013,570
	HickoryTech Corp.	26,000	243,360
	LCC International, Inc.	58,900	106,020
	SAVVIS, Inc.*(a)	48,333	1,348,974

			6,017,191

Transportation - 1.04%
	FreeSeas, Inc.(a)	54,600	327,600
	International Shipholding Corp.	42,100	917,780

			1,245,380

Trucking & Leasing - 0.17%
	Willis Lease Finance Corp.	16,200	203,148

TOTAL COMMON STOCKS - 99.29%			118,738,305

(Cost $96,332,336)

RIGHTS - 0.00%
Apparel - 0.00%
	Movie Star, Inc.	57,000	0

TOTAL RIGHTS - 0.0%			0

(Cost $—)

	Rate^	Shares	Value

MONEY MARKET FUNDS - 1.59%
BlackRock TempCash Liquidity Fund, Institutional Shares #21	4.78%	1,904,357	$1,904,357

TOTAL MONEY MARKET FUNDS - 1.59%			1,904,357

(Cost $1,904,357)

TOTAL INVESTMENTS - 100.88%			$120,642,662
(Cost $98,236,693)
Liabilities in Excess of Other Assets - (0.88)%			(1,054,077)

NET ASSETS - 100.00%			$119,588,585

*	Non-income producing security.
^	Rate disclosed is as of December 31, 2007.
(a)	This security or a portion of the security is out on loan at December 31, 2007. Total loaned securities had a market value of $16,082,751 at December 31, 2007.

See Notes to Financial Statements.

32	Semi-Annual Report | December 31, 2007 (Unaudited)

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www.bridgeway.com	33

Ultra-Small Company Market Fund

MANAGER’S COMMENTARY

(Unaudited)

December 31, 2007

Dear Fellow Ultra-Small Company Market Fund Shareholder,

For the six-months ending December 31, 2007, our passively-managed Ultra-Small Company Market Fund declined by 9.21%, significantly outperforming its primary benchmark index, the CRSP Cap Based Portfolio 10 Index (-14.45%), but underperforming both the Lipper Small-Cap Stock Funds Index (-5.44%) and the Russell 2000 Index (-7.53%). In general, ultra-small companies had a rough semi-annual period as continued market and economic uncertainty led many investors to shy away from these smallest companies in favor of larger industry leaders. It was a mixed record in a down market environment.

For the full calendar year, Ultra-Small Company Market Fund fell by 5.40%, significantly beating the CRSP Cap-Based Portfolio 10 Index benchmark, which declined 9.88%. The other small-cap indexes fared better on an annual basis with the Lipper Small-Cap Stock Funds Index rising by 4.19% and the Russell 2000 Index dropping 1.57%. The calendar year 2007 appears to have reversed a prior trend that had favored smaller issues over the prior seven years. For both the 10-year time horizon and since inception in 1997, the performance of our Fund has surpassed each of its peer and market benchmarks.

The table below presents the six-month, one-year, five-year, ten-year and life-to-date financial results according to the formula required by the SEC. See the next page for a graph of performance for the last ten years.

	6 Months 7/1/07 to 12/31/07	1 Year 1/1/07 to 12/31/07	5 Year 1/1/03 to 12/31/07	10 Year 1/1/98 to 12/31/07	Life-to-Date 7/31/97 to 12/31/07

Ultra-Small Company Market Fund	-9.21%	-5.40%	18.79%	14.87%	14.18%
CRSP Cap-Based Portfolio 10 Index	-14.45%	-9.88%	21.06%	12.73%	12.88%
Lipper Small-Cap Stock Funds Index	-5.44%	4.19%	16.28%	7.10%	7.65%
Russell 2000 Index	-7.53%	-1.57%	16.25%	7.08%	7.40%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Lipper Small-Cap Stock Funds Index is an index of small-company funds compiled by Lipper, Inc. The Russell 2000 Index is an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 1,670 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc as of December 31, 2007, Ultra-Small Company Market Fund ranked 59th of 96 micro-cap funds for the last twelve months, 22nd of 65 over the last five years, 6th of 32 over the last 10 years and 6th of 30 since inception in July 1997. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

34	Semi-Annual Report | December 31, 2007 (Unaudited)

Ultra-Small Company Market Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Ultra-Small Company Market Fund vs. CRSP 10 Index & Lipper Small Company Funds Index & Russell 2000 Index 1/1/98 to 12/31/07

Detailed Explanation of Semi-Annual Performance—What Worked Well

The Short Version:  The past six-months were clearly difficult for small company stocks; the smallest of the small-caps fared worst of all market sizes, with the CRSP 10 Index losing over 14%. However, there were still some bright spots, and the Fund had three holdings that increased over 100% during the period.

The table below tells the short-term and long-term story for ultra-small stocks (bottom row): the last six month period significantly reversed (as has happened from time to time through the years) the favorable long-term trend. As we have warned in previous letters, this is very much “normal,” based on history.

Company Size According to the CRSP Cap-Based Portfolio Indexes[1]	6 Months	1 Year	5 Year	80 Years[2]
1 (ultra-large)	1.2%	7.1%	11.8%	9.3%
2	-2.3%	7.5%	18.1%	10.8%
3	-6.6%	3.6%	17.2%	11.2%
4	-7.4%	4.4%	17.2%	10.9%
5	-7.3%	8.0%	17.8%	11.6%
6	-5.1%	5.0%	17.7%	11.6%
7	-8.7%	-1.8%	17.7%	11.5%
8	-10.8%	-5.7%	18.1%	11.9%
9	-11.7%	-6.5%	16.7%	12.0%
10 (ultra-small)	-14.4%	-9.9%	21.1%	13.7%

[1]

The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of the publicly traded U.S. stocks with dividends reinvested, grouped by the market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

[2]	December 31, 1927 to December 31, 2007.

www.bridgeway.com	35

Ultra-Small Company Market Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

These are the ten best performers for the six-month period ended December 31, 2007:

Rank	Description	Industry	% Gain
1	Rigel Pharmaceuticals Inc	Pharmaceuticals	185.0%
2	Spire Corp	Semiconductors	148.7%
3	Document Sciences Corp	Software	132.2%
4	Hill International Inc	Commercial Services	92.0%
5	Auxilium Pharmaceuticals Inc	Pharmaceuticals	88.1%
6	Evergreen Solar Inc	Energy-Alternate Sources	85.7%
7	LB Foster Co	Metal Fabricate/Hardware	80.4%
8	INVESTools Inc	Commercial Services	78.1%
9	Learning Tree International Inc	Commercial Services	75.3%
10	HMS Holdings Corp	Commercial Services	73.5%

Rigel Pharmaceuticals returned 185% over the six-month period and was the Fund’s top performer. The company conducts clinical trials on drugs being developed for treatment of various auto-immune, inflammatory, and viral diseases. In mid-December, it reported positive results regarding a study for an arthritis drug under development and is now preparing to move forward with a later-stage trial. Just a month earlier, a key Wall Street analyst had predicted that the study results would prove negative. The surprising report prompted a significant rise in the company’s stock, which hit a two-year high. Rigel is positioning itself to compete for a large percentage of the growing market of over 2 million Americans who suffer from arthritis. During the period, the stock contributed over 0.3% to the return of the Fund.

Detailed Explanation of Semi-Annual Performance—What Didn’t Work

The Short Version:  While many analysts have been calling for a positive reversal of fortunes for the largest industry leaders versus their small-cap counterparts for some time, their words finally proved prophetic during the past year. This demonstrates two principles we agree with at Bridgeway: a) size domination trends don’t last forever, and b) it’s probably impossible to predict the timing of changes in these trends.

During periods of market uncertainty, investors tend to shy away from the more lightly traded small-cap companies and instead invest in the largest industry leaders that often hold up better during negative times and in the periods that follow. As such, the six-month period ended in December proved far better for investors of large- and ultra-large-cap companies than their small-cap and ultra-small-cap counterparts. To demonstrate this wide dispersion for the six-month period, the ultra-small-cap index lost over 14%, while the largest-cap index actually gained over 1%, a huge variance of over 15%. A total of 28 holdings lost over 50% during the six-month period.

These are the ten stocks that performed the worst for the six-month period ended December 31, 2007:

Rank	Description	Industry	% Loss
1	Delta Financial Corp	Diversified Financial Services	-99.6%
2	Sonus Pharmaceuticals Inc	Biotechnology	-89.0%
3	Tarragon Corp	Real Estate	-80.8%
4	Universal Security Instruments Inc	Commercial Services	-76.2%
5	Federal Trust Corp	Savings & Loans	-74.8%
6	Hythiam Inc	Healthcare-Services	-66.1%
7	CPI Corp	Commercial Services	-66.1%
8	Nastech Pharmaceutical Co Inc	Pharmaceuticals	-65.2%
9	Spectrum Pharmaceuticals Inc	Pharmaceuticals	-62.1%
10	Authentidate Holding Corp	Software	-61.7%

36	Semi-Annual Report | December 31, 2007 (Unaudited)

Ultra-Small Company Market Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

While a boutique pharmaceutical company was the Fund’s strongest performer, the industry remains very risky for small firms that put all of their future hopes on one product. In September, Sonus Pharmaceuticals announced that a once promising oncology drug under development did not perform well in clinical trials and would not be submitted for new drug application approval. The company expected that its partner, Bayer Schering Pharma, would choose not to pursue any further testing. Sonus’ stock price plunged on the news, and the holding cost the Fund over 0.15% during the six-month period.

Industry Sector Representation as of December 31, 2007

Consumer non-cyclicals represented the largest sector allocation for both our Fund and the CRSP Cap-Based Portfolio 10 Index. Typically, differences in the sector weightings between the Fund and the index will be small, though occasional variances occur due to our decision to consider turnover, costs, and tax efficiency in this mostly passively managed fund. At December 31, the Fund was underweighted in financials, a sector that has gotten hammered during the prior six months given the development of the credit crisis.

	% of Stocks	% CRSP Portfolio 10 Index	Difference
Basic Materials	2.7%	2.6%	0.1%
Communications	8.0%	9.1%	-1.1%
Consumer, Cyclical	10.7%	14.0%	-3.3%
Consumer, Non-cyclical	27.2%	24.8%	2.4%
Energy	6.0%	5.4%	0.6%
Financial	18.2%	22.7%	-4.5%
Industrial	10.9%	10.3%	0.6%
Technology	10.3%	9.1%	1.2%
Utilities	1.4%	0.9%	0.5%
Diversified	3.4%	1.1%	2.3%
Cash	1.2%	0.0%	1.2%

Total	100.0%	100.0%

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of December 31, 2007, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to very high, above market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even “small companies” for various reasons such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

Conclusion

Thank you for your continued investment in Ultra-Small Company Market Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

Your Investment Management Team

www.bridgeway.com	37

Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2007 (Unaudited)

Industry	Company	Shares	Value

COMMON STOCKS - 96.33%
Advertising - 0.78%
	inVentiv Health, Inc.*	198,300	$6,139,368
	Traffix, Inc.	248,700	1,522,044

			7,661,412

Aerospace/Defense - 0.40%
	CPI Aerostructures, Inc.	33,400	290,580
	Ducommun, Inc.*	94,700	3,598,600

			3,889,180

Agriculture - 0.98%
	Andersons, Inc.(a)	202,362	9,065,818
	Maui Land & Pineapple Co., Inc.*(a)	17,155	499,382

			9,565,200

Airlines - 0.59%
	Frontier Airlines Holdings, Inc.*(a)	323,500	1,701,610
	Hawaiian Holdings, Inc.	173,900	886,890
	Midwest Air Group, Inc.*	84,209	1,246,293
	Pinnacle Airlines Corp.(a)	129,235	1,970,834

			5,805,627

Apparel - 0.91%
	Cherokee, Inc.	52,400	1,690,948
	G-III Apparel Group, Ltd.*	143,400	2,118,018
	Perry Ellis International, Inc.*	115,967	1,783,573
	Sport-Haley, Inc.	104,900	219,241
	Tandy Brands Accessories, Inc.	65,009	633,838
	Unifi, Inc.	441,900	1,069,398
	Weyco Group, Inc.	48,675	1,338,562

			8,853,578

Auto Parts & Equipment - 1.08%
	Fuel Systems Solutions, Inc.	81,750	1,168,207
	Miller Industries, Inc.	70,600	966,514
	Proliance International, Inc.	112,500	202,500
	Spartan Motors, Inc.(a)	242,470	1,852,471
	Tenneco, Inc.*	73,000	1,903,110
	Titan International, Inc.(a)	144,000	4,501,440

			10,594,242

Banks - 10.27%
	Abigail Adams National Bancorp	22,220	231,088
	American River Bankshares	42,000	719,880
	AmericanWest Bancorp	80,371	1,416,941
	Arrow Financial Corp.	109,545	2,354,122
	Bancorp Rhode Island, Inc.	59,200	2,021,088

Industry	Company	Shares	Value

Banks (continued)
	Bancorp, Inc.*	173,700	$2,338,002
	BancTrust Financial Group, Inc.	103,151	1,248,127
	Bank of Florida Corp.*(a)	83,641	961,871
	Bank of Granite Corp.	23,120	244,378
	Beach First National Bancshares, Inc.	28,900	450,840
	Beverly Hills Bancorp, Inc.	147,900	754,290
	Camden National Corp.	52,400	1,488,160
	Capital Bank Corp.	56,914	602,150
	Capital Corp. of the West	121,800	2,366,574
	Cardinal Financial Corp.	287,700	2,681,364
	Cass Information Systems, Inc.(a)	101,070	3,376,749
	Center Bancorp, Inc.(a)	68,342	755,863
	Center Financial Corp.	38,476	474,024
	Central Bancorp, Inc.	12,300	247,845
	Centrue Financial Corp.	31,200	693,888
	Columbia Bancorp	93,300	1,541,316
	Enterprise Financial Services Corp.(a)	76,373	1,818,441
	Farmers Capital Bank Corp.	23,800	642,600
	Financial Institutions, Inc.	78,000	1,389,960
	First Bancorp	109,500	2,068,455
	First Community Bancshares, Inc.	35,796	1,141,534
	First Mutual Bancshares, Inc.	20,418	539,648
	First Regional Bancorp*	93,449	1,765,252
	First Security Group, Inc.	24,656	221,165
	First South BanCorp, Inc.(a)	43,306	960,960
	FNB Corp./VA	7,669	178,151
	FNB Corp./PA(a)	8,640	127,008
	Fremont General Corp.*	17,200	60,200
	Gateway Financial Holdings, Inc.	94,122	1,122,875
	Glacier Bancorp, Inc.	1,458	27,323
	Green Bankshares, Inc.	70,263	1,349,050
	Guaranty Federal Bancshares, Inc.	62,556	1,796,608
	Horizon Financial Corp.	78,581	1,370,453
	Independent Bank Corp.	87,675	832,912
	Intervest Bancshares Corp.	96,210	1,656,736
	Lakeland BanCorp, Inc.(a)	200,304	2,321,523
	MainSource Financial Group, Inc.	143,600	2,234,416
	MBT Financial Corp.	69,100	609,462
	Mercantile Bank Corp.	123,100	1,908,050
	MetroCorp Bancshares, Inc.	18,349	238,537
	MidWestOne Financial Group, Inc.	38,612	645,593
	NewBridge Bancorp	47,313	510,507
	Nexity Financial Corp.	54,000	358,560
	Northeast Bancorp	4,700	66,975

38	Semi-Annual Report | December 31, 2007 (Unaudited)

Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2007 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Banks (continued)
	Northrim Bancorp, Inc.	90,269	$1,924,535
	Omega Financial Corp.(a)	34,170	999,814
	Oriental Financial Group(a)	239,900	3,217,059
	PAB Bankshares, Inc.	70,000	884,100
	Pacific Mercantile Bancorp	71,000	874,010
	Pacific State Bancorp(a)	26,786	334,825
	Pennsylvania Commerce Bancorp, Inc.	27,751	772,866
	Peoples Bancorp, Inc.	75,600	1,881,684
	Pinnacle Financial Partners, Inc.*	127,700	3,246,134
	Preferred Bank(a)	63,750	1,658,775
	Prosperity Bancshares, Inc.	15,418	453,135
	SCBT Financial Corp.	33,883	1,073,075
	Seacoast Banking Corp.	148,775	1,529,407
	Shore Bancshares, Inc.(a)	95,455	2,092,374
	Sierra Bancorp(a)	49,419	1,230,039
	Silver State Bancorp	139,700	1,969,770
	Smithtown Bancorp, Inc.(a)	70,730	1,567,377
	Southern Community Financial Corp.	66,700	435,551
	Southside Bancshares, Inc.(a)	102,542	2,098,009
	State Bancorp, Inc.	34,500	448,500
	Sterling Bancorp	147,468	2,011,464
	Suffolk Bancorp(a)	42,800	1,314,388
	Superior Bancorp*(a)	354,193	1,902,016
	Tennessee Commerce Bancorp, Inc.(a)	46,300	1,157,500
	Trico Bancshares	106,500	2,055,450
	Umpqua Holdings Corp.(a)	1	15
	Union Bankshares Corp.(a)	47,079	995,250
	United Security Bancshares(a)	100,700	1,538,696
	Univest Corp. of Pennsylvania(a)	57,865	1,221,530
	Virginia Commerce Bancorp*(a)	123,284	1,446,121
	Washington Trust Bancorp, Inc.	54,577	1,376,978
	West Bancorporation, Inc.	138,244	1,802,702

			100,444,663

Beverages - 0.71%
	Central European Distribution Corp.*	52,125	3,027,420
	Green Mountain Coffee Roasters, Inc.*(a)	79,200	3,223,440
	Peet's Coffee & Tea, Inc.*(a)	17,400	505,818
	Redhook ALE Brewery, Inc.(a)	23,000	152,490

			6,909,168

Industry	Company	Shares	Value

Biotechnology - 4.43%
	Anesiva, Inc.(a)	150,464	$752,320
	Avigen, Inc.	298,900	1,270,325
	BioSphere Medical, Inc.	126,900	650,997
	CryoLife, Inc.*	356,000	2,830,200
	Cytokinetics, Inc.	144,900	685,377
	Encysive Pharmaceuticals, Inc.*(a)	330,900	281,265
	Entremed, Inc.	1,263,500	1,516,200
	Exact Sciences Corp.	595,200	1,916,544
	GenVec, Inc.(a)	337,463	496,071
	Harvard Bioscience, Inc.	5,668	25,959
	Immunogen, Inc.	371,504	1,541,741
	Immunomedics, Inc.(a)	340,635	790,273
	Keryx Biopharmaceuticals, Inc.*(a)	57,647	484,235
	Kosan Biosciences, Inc.(a)	417,282	1,502,215
	Lexicon Pharmaceuticals, Inc.	180,844	547,957
	Lifecell Corp.*(a)	197,526	8,515,346
	Maxygen, Inc.	183,751	1,475,521
	Neose Technologies, Inc.	672,200	719,254
	Sangamo Biosciences, Inc.*(a)	370,100	4,844,609
	Seattle Genetics, Inc.*	373,255	4,255,107
	StemCells, Inc.(a)	602,800	904,200
	SuperGen, Inc.(a)	437,100	1,595,415
	Third Wave Technologies, Inc.	449,000	4,332,850
	Vical, Inc.	337,600	1,434,800

			43,368,781

Building Materials - 0.34%
	AAON, Inc.	90,430	1,792,323
	Comfort Systems USA, Inc.	43,900	561,042
	US Home Systems, Inc.	173,100	926,085

			3,279,450

Chemicals - 1.82%
	Aceto Corp.	128,044	1,024,352
	American Pacific Corp.	35,524	605,684
	American Vanguard Corp.	152,000	2,637,200
	Balchem Corp.	181,575	4,063,649
	ICO, Inc.*	205,490	2,638,492
	Landec Corp.*	205,000	2,747,000
	NewMarket Corp.	29,200	1,626,148
	Penford Corp.	11,592	296,639
	Quaker Chemical Corp.	99,700	2,190,409

			17,829,573

www.bridgeway.com	39

Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2007 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Coal - 0.20%
	James River Coal Co.	176,499	$1,973,259

Commercial Services - 5.00%
	Bankrate, Inc.*(a)	144,800	6,963,432
	Carriage Services, Inc.	134,500	1,183,600
	Corvel Corp.*	75,433	1,736,468
	CPI Corp.(a)	57,600	1,356,480
	Diamond Management & Technology Consultants, Inc.	4,600	33,442
	Edgewater Technology, Inc.	100,000	730,000
	Franklin Covey Co.	192,400	1,527,656
	Geo Group, Inc.*	228,600	6,400,800
	Healthcare Services Group(a)	53,325	1,129,423
	Hill International, Inc.	75,000	1,062,750
	HMS Holdings Corp.*	218,000	7,239,780
	Intersections, Inc.*	218,900	1,823,437
	INVESTools, Inc.*	22,700	402,698
	Kendle International, Inc.*	22,390	1,095,319
	Learning Tree International, Inc.*	10,737	246,521
	Multi-Color Corp.	88,704	2,436,699
	National Research Corp.	40,300	1,088,100
	On Assignment, Inc.*	173,500	1,216,235
	PeopleSupport, Inc.	75,296	1,030,049
	PRG-Schultz International, Inc.*	6,770	58,019
	QC Holdings, Inc.(a)	30,000	337,500
	RCM Technologies, Inc.*	170,459	1,002,299
	Standard Parking Corp.*	81,100	3,932,539
	Team, Inc.*	131,200	4,799,296
	Universal Security Instruments, Inc.(a)	12,816	94,838

			48,927,380

Computers - 3.52%
	Ansoft Corp.*	100,600	2,600,510
	Comtech Group, Inc.*	36,492	587,886
	Cray, Inc.	80,700	483,393
	Dot Hill Systems Corp.	516,068	1,254,045
	Furmanite Corp.*	151,200	1,784,160
	Immersion Corp.*	273,226	3,538,277
	Integral Systems, Inc.	62,056	1,443,423
	InterVoice, Inc.*	268,300	2,143,717
	LaserCard Corp.(a)	146,775	1,555,815
	Magma Design Automation, Inc.*	220,300	2,689,863
	Netscout Systems, Inc.*	236,500	3,020,105
	Printronix, Inc.	20,797	329,632
	Radiant Systems, Inc.*	141,800	2,443,214
	SI International, Inc.*	76,700	2,106,949

Industry	Company	Shares	Value

Computers (continued)
	Stratasys, Inc.*(a)	160,400	$4,144,736
	Synplicity, Inc.	320,700	1,860,060
	TechTeam Global, Inc.*	190,370	2,398,662

			34,384,447

Distribution/Wholesale - 0.49%
	Bell Microproducts, Inc.*	207,300	1,245,873
	Industrial Distribution Group, Inc.*	131,200	1,502,240
	Infosonics Corp.	232,461	332,419
	Navarre Corp.(a)	223,644	465,180
	Rentrak Corp.*	83,800	1,209,234

			4,754,946

Diversified Financial Services - 1.77%
	AeroCentury Corp.(b)	143,800	3,336,160
	Asta Funding, Inc.(a)	62,100	1,641,924
	Consumer Portfolio Services(a)	332,800	1,114,880
	Delta Financial Corp.(a)	156,954	7,848
	Encore Capital Group, Inc.*	214,400	2,075,392
	Federal Agricultural Mortgage Corp.	83,900	2,208,248
	Marlin Business Services Corp.	93,800	1,131,228
	Sanders Morris Harris Group, Inc.(a)	225,109	2,307,367
	TradeStation Group, Inc.*	245,974	3,495,290

			17,318,337

Electric Utilities - 0.29%
	Central Vermont Public Service Corp.(a)	81,600	2,516,544
	Unitil Corp.	9,400	266,960

			2,783,504

Electrical Components & Equipment - 0.38%
	American Superconductor Corp.*(a)	125,100	3,420,234
	Nortech Systems, Inc.	1,400	8,764
	TII Network Technologies, Inc.	143,700	278,778

			3,707,776

Electronics - 1.80%
	Advanced Photonix, Inc.(a)	156,350	293,938
	Axsys Technologies, Inc.*	86,887	3,184,409
	Frequency Electronics, Inc.	14,600	140,014
	Measurement Specialties, Inc.	104,500	2,309,450

40	Semi-Annual Report | December 31, 2007 (Unaudited)

Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2007 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Electronics (continued)
	Merix Corp.*	282,300	$1,312,695
	Napco Security Systems, Inc.*	113,934	712,087
	OI Corp.	35,200	420,640
	OYO Geospace Corp.	36,600	2,758,176
	Stoneridge, Inc.*	199,200	1,601,568
	Technology Research Corp.	7,300	24,674
	UQM Technologies, Inc.*(a)	191,100	647,829
	Vicon Industries, Inc.	109,556	1,051,737
	X-Rite, Inc.*	148,500	1,725,570
	Zygo Corp.	116,600	1,452,836

			17,635,623

Energy-Alternative Sources - 0.69%
	Evergreen Solar, Inc.*(a)	178,400	3,080,968
	Plug Power, Inc.*(a)	736,900	2,910,755
	Syntroleum Corp.(a)	940,800	790,272

			6,781,995

Engineering & Construction - 1.03%
	Layne Christensen Co.*	161,900	7,967,099
	Michael Baker Corp.*	51,700	2,124,870

			10,091,969

Entertainment - 0.59%
	Canterbury Park Holding Corp.	59,400	712,800
	Dover Motorsports, Inc.	125,829	824,179
	Lakes Entertainment, Inc.*	340,102	2,356,907
	Point.360	1,500	3,150
	Silverleaf Resorts, Inc.(a)	388,800	1,613,520
	Steinway Musical Instruments	10,561	291,167

			5,801,723

Environmental Control - 0.57%
	Ceco Environmental Corp.	60,575	665,113
	Darling International, Inc.*	424,600	4,908,376

			5,573,489

Food - 3.04%
	Cal-Maine Foods, Inc.(a)	312,700	8,295,931
	Cuisine Solutions, Inc.	65,800	282,940
	Imperial Sugar Co.(a)	121,316	2,277,101
	Lifeway Foods, Inc.*(a)	156,302	1,849,053
	M&F Worldwide Corp.*	106,598	5,740,302
	Rocky Mountain Chocolate Factory, Inc.	113,543	1,803,063
	Spartan Stores, Inc.	343,650	7,852,403

Industry	Company	Shares	Value

Food (continued)
	Village Super Market	24,600	$1,251,894
	Zapata Corp.	57,600	421,632

			29,774,319

Gas - 0.52%
	Chesapeake Utilities Corp.	57,400	1,828,190
	EnergySouth, Inc.	56,450	3,274,100

			5,102,290

Hand/Machine Tools - 0.26%
	Hardinge, Inc.	46,598	781,914
	K-Tron International, Inc.*	10,600	1,264,050
	LS Starrett Co.	29,200	493,772

			2,539,736

Healthcare-Products - 4.77%
	Abaxis, Inc.*	169,700	6,085,442
	Angiodynamics, Inc.	44,256	842,634
	Arrhythmia Research Technology	109,100	752,790
	Atrion Corp.	39,148	4,991,370
	Bovie Medical Corp.	286,900	1,836,160
	Cantel Medical Corp.	64,599	941,853
	Criticare Systems, Inc.*	60,350	197,344
	Endologix, Inc.	589,800	1,651,440
	Hanger Orthopedic Group, Inc.*	146,317	1,610,950
	Lifecore Biomedical, Inc.*	217,646	3,144,985
	Merit Medical Systems, Inc.*	17,500	243,250
	Micrus Endovascular Corp.(a)	127,500	2,509,200
	Natus Medical, Inc.*	138,600	2,681,910
	NMT Medical, Inc.	171,100	961,582
	NxStage Medical, Inc.*(a)	77,421	1,174,477
	Orthologic Corp.	441,899	596,564
	Osteotech, Inc.*	10,215	79,881
	Rochester Medical Corp.(a)	128,000	1,425,920
	Somanetics Corp.*	167,852	3,969,700
	Sonic Innovations, Inc.	324,800	2,507,456
	Span-America Medical Systems, Inc.	96,900	1,095,939
	SRI/Surgical Express, Inc.*	6,755	39,855
	Utah Medical Products, Inc.	49,900	1,483,028
	Vnus Medical Technologies, Inc.	106,000	1,539,120
	Zoll Medical Corp.*	160,200	4,280,544

			46,643,394

Healthcare-Services - 2.89%
	Air Methods Corp.*(a)	115,939	5,758,690
	Alliance Imaging, Inc.*	335,992	3,232,243

www.bridgeway.com	41

Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2007 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Healthcare-Services (continued)
	Almost Family, Inc.	11,600	$224,576
	Amedisys, Inc.*	228,134	11,069,062
	Five Star Quality Care, Inc.*	171,900	1,426,770
	Hythiam, Inc.*(a)	270,099	791,390
	I-Trax, Inc.*(a)	445,657	1,582,082
	NovaMed, Inc.(a)	194,400	826,200
	Psychiatric Solutions, Inc.*(a)	104,600	3,399,500

			28,310,513

Holding Companies-Diversified - 0.17%
	Resource America, Inc.	114,900	1,685,583

Home Builders - 0.30%
	Amrep Corp.(a)	17,100	522,405
	Nobility Homes, Inc.	16,300	297,475
	Skyline Corp.	72,600	2,130,810

			2,950,690

Home Furnishings - 0.78%
	Audiovox Corp.*	85,900	1,065,160
	Cobra Electronics Corp.	170,300	814,034
	DTS, Inc.*(a)	112,000	2,863,840
	Koss Corp.	4,138	74,070
	Universal Electronics, Inc.*	84,315	2,819,494

			7,636,598

Household Products/Wares - 0.20%
	Nashua Corp.	38,600	448,532
	Russ Berrie & Co, Inc.*	90,400	1,478,944

			1,927,476

Housewares - 0.42%
	Libbey, Inc.	126,800	2,008,512
	National Presto Industries, Inc.	38,804	2,043,419

			4,051,931

Insurance - 2.36%
	21st Century Holding Co.	150,500	2,021,215
	American Independence Corp.	45,135	412,985
	Amerisafe, Inc.*	108,900	1,689,039
	Donegal Group, Inc., Class A	185,425	3,183,747
	Investors Title Co.	56,432	2,121,843
	Meadowbrook Insurance Group, Inc.*	370,400	3,485,464
	Mercer Insurance Group, Inc.	144,257	2,590,856
	Penn Treaty American Corp.	162,300	1,053,327
	Procentury Corp.	124,200	1,906,470
	SCPIE Holdings, Inc.*	64,797	1,779,974

Industry	Company	Shares	Value

Insurance (continued)
	SeaBright Insurance Holdings, Inc.*	150,350	$2,267,278
	United America Indemnity, Ltd.*	28,704	571,784

			23,083,982

Internet - 3.45%
	ActivIdentity Corp.	453,900	1,761,132
	Aladdin Knowledge Systems, Ltd.	51,974	1,358,081
	Art Technology Group, Inc.*	586,137	2,532,112
	Cybersource Corp.*	205,852	3,657,990
	Drugstore.Com	645,534	2,130,262
	ePlus, Inc.*	100,800	974,736
	Harris Interactive, Inc.	473,800	2,018,388
	I-many, Inc.	523,200	1,621,920
	Insure.com, Inc.	30,400	121,600
	Jupitermedia Corp.*	164,000	626,480
	Knot, Inc.*(a)	186,800	2,977,592
	Napster, Inc.*(a)	784,400	1,545,268
	Network Engines, Inc.	850,400	1,369,144
	Online Resources Corp.*	165,400	1,971,568
	Perficient, Inc.*	186,138	2,929,812
	TheStreet.com, Inc.	335,500	5,341,160
	Valueclick, Inc.*	38,914	852,216

			33,789,461

Iron/Steel - 0.40%
	Friedman Industries	98,300	624,205
	Great Northern Iron Ore Property(a)	12,000	1,533,000
	Universal Stainless & Alloy*	50,500	1,796,285

			3,953,490

Leisure Time - 0.75%
	Aldila, Inc.	97,779	1,602,598
	Ambassadors International, Inc.(a)	77,678	1,132,545
	Cybex International, Inc.	162,100	739,176
	GameTech International, Inc.	222,600	1,597,155
	Multimedia Games, Inc.*(a)	274,800	2,291,832

			7,363,306

Lodging - 0.74%
	Gaylord Entertainment Co.*	44,852	1,815,161
	Interstate Hotels & Resorts, Inc.	372,266	1,474,173
	Monarch Casino & Resort, Inc.*	164,800	3,968,384

			7,257,718

42	Semi-Annual Report | December 31, 2007 (Unaudited)

Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2007 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Machinery-Diversified - 2.24%
	Gehl Co.*	165,150	$2,649,006
	Hurco Cos, Inc.*	219,934	9,600,119
	Twin Disc, Inc.	136,400	9,653,028

			21,902,153

Media - 1.03%
	ADDvantage Technologies Group, Inc.	194,100	1,197,597
	DG FastChannel, Inc.*(a)	126,484	3,243,050
	Lodgenet Entertainment Corp.*	144,700	2,523,568
	Nexstar Broadcasting Group, Inc.	109,600	1,001,744
	Outdoor Channel Holdings, Inc.*	91,431	630,874
	Salem Communications Corp.	152,300	1,003,657
	Sirius Satellite Radio, Inc.*(a)	163,500	495,405

			10,095,895

Metal Fabrication - Hardware - 1.29%
	Ampco-Pittsburgh Corp.	89,800	3,424,074
	Ladish Co., Inc.	64,700	2,794,393
	LB Foster Co.*	95,300	4,929,869
	Northwest Pipe Co.*	11,347	444,122
	Sun Hydraulics Corp.	41,349	1,043,235

			12,635,693

Mining - 0.48%
	Allied Nevada Gold Corp.	8,971	55,890
	Kinross Gold Corp.	22,353	411,295
	United States Lime & Minerals, Inc.	53,700	1,629,795
	Uranerz Energy Corp.(a)	686,100	1,790,721
	US Gold Corp.(a)	242,500	717,800
	Vista Gold Corp.(a)	11,300	56,726

			4,662,227

Miscellaneous Manufacturers - 1.27%
	AZZ, Inc.*	68,000	1,927,800
	Ceradyne, Inc.*	122,625	5,754,791
	EnPro Industries, Inc.*	13,600	416,840
	Flanders Corp.*(a)	85,183	478,728
	Park-Ohio Holdings Corp.	98,597	2,474,785
	Raven Industries, Inc.	35,600	1,366,684

			12,419,628

Office Furnishing - 0.14%
	Compx International, Inc.	94,500	1,381,590

Industry	Company	Shares	Value

Oil & Gas - 3.05%
	American Oil & Gas, Inc.	192,550	$1,116,790
	ATP Oil & Gas Corp.*	188,700	9,536,898
	Brigham Exploration Co.*	388,500	2,921,520
	Callon Petroleum Co.*	156,600	2,576,070
	Cano Petroleum, Inc.(a)	490,000	3,376,100
	Clayton Williams Energy, Inc.*	82,500	2,570,700
	Contango Oil & Gas Co.	30,190	1,536,369
	FX Energy, Inc.(a)	327,900	1,862,472
	Meridian Resource Corp.*	404,000	731,240
	Royale Energy, Inc.	93,856	218,685
	Teton Energy Corp.	234,500	1,149,050
	Vaalco Energy, Inc.*	473,100	2,199,915

			29,795,809

Oil & Gas Services - 2.10%
	Bolt Technology Corp.*(a)	207,509	7,881,192
	Dawson Geophysical Co.*	31,599	2,258,064
	Lufkin Industries, Inc.	95,742	5,485,059
	Matrix Service Co.*	142,332	3,105,684
	Omni Energy Services Corp.	181,994	888,131
	TGC Industries, Inc.	91,455	882,541

			20,500,671

Packaging & Containers - 0.21%
	AEP Industries, Inc.*	63,000	2,016,630

Pharmaceuticals - 5.38%
	Anika Therapeutics, Inc.	197,639	2,869,718
	Array Biopharma, Inc.*	244,314	2,057,124
	Auxilium Pharmaceuticals, Inc.*	132,568	3,975,714
	Caraco Pharmaceutical Laboratories, Ltd.*	76,488	1,311,769
	Cell Therapeutics, Inc.(a)	261,350	491,338
	Collagenex Pharmaceuticals, Inc.	184,300	1,760,065
	Cypress Bioscience, Inc.*	218,000	2,404,540
	Dendreon Corp.(a)	424,900	2,642,878
	Discovery Laboratories, Inc.*(a)	1,083,000	2,328,450
	EPIX Pharmaceuticals, Inc.(a)	141,993	559,453
	Hemispherx Biopharma, Inc.	831,400	656,806
	Indevus Pharmaceuticals, Inc.*	480,300	3,338,085
	Inspire Pharmaceuticals, Inc.	334,070	1,997,739
	Integrated Biopharma, Inc.	54,100	140,660

www.bridgeway.com	43

Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2007 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Pharmaceuticals (continued)
	Introgen Therapeutics, Inc.(a)	57,080	$167,244
	Mannatech, Inc.(a)	90,680	573,098
	Nastech Pharmaceutical Co, Inc.*(a)	105,596	401,265
	NitroMed, Inc.	181,721	183,538
	Pain Therapeutics, Inc.*(a)	114,000	1,208,400
	PetMed Express, Inc.*	211,999	2,565,188
	Pharmacyclics, Inc.(a)	208,500	302,325
	Quigley Corp.	124,000	591,480
	Reliv International, Inc.(a)	206,200	1,688,778
	Rigel Pharmaceuticals, Inc.*(a)	220,562	5,600,069
	Sciclone Pharmaceuticals, Inc.	677,800	1,396,268
	Sciele Pharma, Inc.*(a)	279,200	5,709,640
	Spectrum Pharmaceuticals, Inc.	463,400	1,260,448
	Theragenics Corp.*	459,131	1,643,689
	Vivus, Inc.	545,977	2,828,161

			52,653,930
Real Estate - 0.38%
	Consolidated-Tomoka Land Co.(a)	43,800	2,745,384
	Stratus Properties, Inc.	3,344	113,495
	United Capital Corp.	255	6,069
	ZipRealty, Inc.(a)	155,800	872,480

			3,737,428
Retail - 3.67%
	Big Dog Holdings, Inc.(a)	147,000	2,113,860
	Books-A-Million, Inc.	191,906	2,287,519
	Buffalo Wild Wings, Inc.*(a)	95,000	2,205,900
	Cache, Inc.*	201,852	1,885,298
	EZCORP, Inc.*	294,600	3,326,034
	Famous Dave's of America, Inc.	172,400	2,337,744
	Finish Line, Inc.	171,224	414,362
	First Cash Financial Services, Inc.*	232,500	3,413,100
	Frisch's Restaurants, Inc.	47,800	1,118,520
	GTSI Corp.	17,086	168,981
	Hastings Entertainment, Inc.	33,500	312,555
	Hot Topic, Inc.*	151,694	882,859
	Kona Grill, Inc.	76,700	1,118,286
	Luby's, Inc.	252,700	2,567,432
	PC Connection, Inc.*(a)	87,331	991,207
	PC Mall, Inc.*	182,200	1,696,282
	Pricesmart, Inc.	126,200	3,793,572
	Rush Enterprises, Inc., Class A*	65,400	1,188,972
	Rush Enterprises, Inc., Class B	65,400	1,164,120
	Sport Supply Group, Inc.(a)	129,300	1,027,935

Industry	Company	Shares	Value

Common Stocks (continued)
Retail (continued)
	West Marine, Inc.*	49,584	$445,264
	Zones, Inc.*	136,767	1,481,187

			35,940,989
Savings & Loans - 3.59%
	Abington Bancorp, Inc.	251,680	2,365,792
	American Bancorp of New Jersey	183,800	1,861,894
	Berkshire Hills Bancorp, Inc.	57,500	1,495,000
	Brookline Bancorp, Inc.	72,316	734,731
	Citizens Community Bancorp, Inc.	90,400	792,808
	Citizens First Bancorp, Inc.	9,930	121,841
	Clifton Savings Bancorp, Inc.(a)	127,300	1,247,540
	Cooperative Bankshares, Inc.	57,250	675,550
	Federal Trust Corp.(a)	45,500	95,550
	Fidelity Bancorp, Inc.	47,512	620,507
	First Pactrust Bancorp, Inc.(a)	53,800	968,400
	First Place Financial Corp.	31,446	439,930
	Flushing Financial Corp.	91,092	1,462,027
	Harrington West Financial Group, Inc.	86,320	971,100
	HMN Financial, Inc.	55,300	1,335,495
	Home Federal Bancorp	14,076	323,607
	Home Federal Bancorp, Inc.(a)	90,425	907,867
	K-Fed Bancorp(a)	40,900	412,681
	Legacy Bancorp, Inc.	81,700	1,083,342
	LSB Corp.	76,350	1,210,147
	MASSBANK Corp.	20,536	747,921
	NewAlliance Bancshares, Inc.	67,028	772,162
	OceanFirst Financial Corp.	122,500	1,936,725
	Pacific Premier Bancorp, Inc.*	28,400	196,244
	Pulaski Financial Corp.	113,193	1,131,930
	PVF Capital Corp.	11,853	132,161
	Rainier Pacific Financial Group, Inc.	61,400	906,264
	Rockville Financial, Inc.(a)	40,200	490,440
	Rome Bancorp, Inc.	36,219	419,054
	Teche Holding Co.	11,400	424,650
	Timberland Bancorp, Inc.	141,102	1,718,622
	United Community Financial Corp.(a)	137,536	759,199
	United Financial Bancorp, Inc.	86,641	960,849
	United Western Bancorp, Inc.	59,600	1,192,000
	Washington Savings Bank FSB	95,850	503,212

44	Semi-Annual Report | December 31, 2007 (Unaudited)

Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2007 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Savings & Loans (continued)
	Westfield Financial, Inc.	279,800	$2,714,060
	Willow Financial Bancorp, Inc.	121,014	1,015,307

			35,146,609

Semiconductors - 3.32%
	Anadigics, Inc.*(a)	402,158	4,652,968
	AXT, Inc.	250,000	1,550,000
	Diodes, Inc.*	94,837	2,851,749
	Integrated Silicon Solution, Inc.	498,400	3,299,408
	IXYS Corp.	45,110	361,782
	Kopin Corp.*	445,000	1,406,200
	Leadis Technology, Inc.	417,100	1,192,906
	LTX Corp.(a)	402,900	1,281,222
	Microtune, Inc.*	289,700	1,891,741
	Mindspeed Technologies, Inc.*(a)	432,900	528,138
	MIPS Technologies, Inc.*(a)	134,916	669,183
	MoSys, Inc.*(a)	129,409	627,634
	Pericom Semiconductor Corp.*	249,600	4,667,520
	QuickLogic Corp.	352,900	1,164,570
	Richardson Electronics, Ltd.	35,900	251,659
	Spire Corp.	13,200	312,180
	Trio Tech International(b)	142,182	1,300,965
	Ultra Clean Holdings*	304,200	3,711,240
	White Electronic Designs Corp.	171,400	795,296

			32,516,361

Software - 3.55%
	Actuate Corp.*	652,030	5,066,273
	Allscripts Healthcare Solutions, Inc.*(a)	94,453	1,834,277
	American Software, Inc.	236,538	2,010,573
	Authentidate Holding Corp.	334,299	197,236
	Bottomline Technologies, Inc.	227,800	3,189,200
	CAM Commerce Solutions, Inc.	93,900	3,925,959
	Captaris, Inc.*	398,100	1,719,792
	Concur Technologies, Inc.*	112,900	4,088,109
	Digi International, Inc.*	112,936	1,602,562
	Document Sciences Corp.	8,788	127,338
	Interactive Intelligence, Inc.*	168,700	4,445,245
	Moldflow Corp.	163,600	2,635,596
	Quality Systems, Inc.(a)	92,000	2,805,080
	Unica Corp.	114,099	1,055,416

			34,702,656

Telecommunications - 2.77%
	Anaren, Inc.*	144,500	2,382,805
	Avanex Corp.*(a)	18,000	18,000

Industry	Company	Shares	Value

Telecommunications - 2.77%
	Avici Systems, Inc.	345,601	$2,740,616
	Aware, Inc.	373,800	1,566,222
	Comarco, Inc.	12,100	66,913
	Communications Systems, Inc.	7,000	83,230
	Comtech Telecommunications Corp.*(a)	7,050	380,771
	Ditech Networks, Inc.*(a)	255,470	886,481
	Globecomm Systems, Inc.*	256,800	3,004,560
	HickoryTech Corp.	5,895	55,177
	Knology, Inc.*(a)	229,700	2,935,566
	KVH Industries, Inc.	208,100	1,677,286
	Network Equipment Technologies, Inc.*(a)	296,700	2,498,214
	Parkervision, Inc.(a)	107,800	1,705,396
	RF Micro Devices, Inc.*(a)	697,142	3,980,681
	SBA Communications Corp.*	11,100	375,624
	Tessco Technologies, Inc.	1,332	24,056
	Tollgrade Communications, Inc.*	92,100	738,642
	Vyyo, Inc.(a)	19,331	60,699
	Warwick Valley Telephone Co.	4,400	52,668
	WJ Communications	780,899	577,865
	WPCS International, Inc.(a)	139,000	1,314,940

			27,126,412
Textiles - 0.40%
	Angelica Corp.	167,100	3,191,610
	Culp, Inc.	94,400	657,968

			3,849,578
Transportation - 1.18%
	Celadon Group, Inc.	256,275	2,347,479
	HUB Group, Inc.*	289,200	7,686,936
	Patriot Transportation Holding, Inc.(a)	16,400	1,512,572

			11,546,987
Water - 0.59%
	Connecticut Water Service, Inc.	48,900	1,152,573
	Middlesex Water Co.	64,957	1,230,935
	Southwest Water Co.(a)	183,500	2,297,420
	York Water Co.	68,550	1,062,525

			5,743,453

TOTAL COMMON STOCKS - 96.33%			942,380,508

(Cost $660,246,479)

www.bridgeway.com	45

Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2007 (Unaudited)

	Rate^	Shares	Value
EXCHANGE TRADED FUNDS - 3.32%
iShares Russell 2000 Index Fund(a)		220,400	$16,761,420
iShares Russell 2000 Value Index Fund(a)		222,600	15,726,690

TOTAL EXCHANGE TRADED FUNDS - 3.32%			32,488,110

(Cost $32,312,645)
MONEY MARKET FUNDS - 0.93%
BlackRock TempCash Liquidity Fund, Institutional Shares #21	4.78%	9,050,476	9,050,476

TOTAL MONEY MARKET FUNDS - 0.93%			9,050,476

(Cost $9,050,476)

TOTAL INVESTMENTS - 100.58%			$983,919,094
(Cost $701,609,600)
Liabilities in Excess of Other Assets - (0.58)%			(5,685,001)

NET ASSETS - 100.00%			$978,234,093

*	Non-income producing security.
^	Rate disclosed is as of December 31, 2007.
(a)	This security or a portion of the security is out on loan at December 31, 2007. Total loaned securities had a market value of $170,609,372 at December 31, 2007.
(b)	Affiliated Company. An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Transactions during the year with companies which were affiliates are as follows:

Name of Issuer	Shares held as of Beginning of Period	Gross Additions	Gross Reductions	Income	Shares held as of end of Period	Value as of end of Period
AeroCentury	143,800	$-	$-	$-	143,800	$3,336,160
Trio Tech	228,300	-	816,852	-	142,182	1,300,965

	372,100	$-	816,852	$-	285,982	$4,637,125

See Notes to Financial Statements.

46	Semi-Annual Report | December 31, 2007 (Unaudited)

THIS PAGE INTENTIONALLY LEFT BLANK

www.bridgeway.com	47

Micro-Cap Limited Fund

MANAGER’S COMMENTARY

(Unaudited)

December 31, 2007

Dear Fellow Micro-Cap Limited Fund Shareholder,

For the quarter-ended December 31, 2007, Micro-Cap Limited Fund declined by 3.16%, outperforming each of its benchmarks in a down market. The CRSP Cap Based Portfolio 9 Index declined a strong 7.03%, while the Lipper Small-Cap Stock Funds Index declined 3.87% and the Russell 2000 Index declined 4.58%. In general, it was a poor period for micro-cap stocks, as continued market and economic uncertainty led many investors to shy away from these companies in favor of larger industry leaders. It was a solid quarter of market beating performance in spite of negative returns.

For the six month semi-annual period, our Fund declined 5.19%, though it outperformed CRSP Cap-Based Portfolio 9 Index (down 11.92%), the Lipper Small-Cap Stock Funds Index (down 5.44), and the Russell 2000 Index (down 7.53%). This period was marked by extreme market volatility influenced by the growing subprime debacle that morphed into a true credit crisis. Micro-cap and small-cap stocks underperformed under those difficult conditions.

For the full calendar year, Micro-Cap Limited Fund fell by 4.97%, once again beating its primary benchmark, the CRSP Cap-Based Portfolio 9 Index, but faring poorly against our peer and small cap benchmarks as presented in the table below. This table presents our December quarter, six-month, one-year, five-year and life-to-date financial results according to the formula required by the SEC. See the next page for a graph of performance since inception.

	Dec. qtr. 10/1/07 to 12/31/07	6 Month 7/1/07 to 12/31/07	1 Year 1/1/07 to 12/31/07	5 Year 1/1/03 to 12/31/07	Life-to-Date 6/30/98 to 12/31/07

Micro-Cap Limited Fund	-3.16%	-5.19%	-4.97%	15.76%	15.24%
CRSP Cap-Based Portfolio 9 Index	-7.03%	-11.92%	-6.75%	16.68%	9.85%
Lipper Small-Cap Stock Funds Index	-3.87%	-5.44%	4.19%	16.28%	6.78%
Russell 2000 Index (small stocks)	-4.58%	-7.53%	-1.57%	16.25%	6.92%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Lipper Small-Cap Stock Funds Index is an index of small-company funds compiled by Lipper, Inc. The Russell 2000 Index is an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The CRSP Cap-Based Portfolio 9 Index is an unmanaged index of 644 publicly traded U.S. micro-cap stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc., for the period ended December 31, 2007, the Micro-Cap Limited Fund ranked 54th of 96 micro-cap funds for the last twelve months, 34th of 65 such funds for the last five years and 7th of 40 funds since inception in June, 1998. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

48	Semi-Annual Report | December 31, 2007 (Unaudited)

Micro-Cap Limited Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Micro-Cap Limited Fund vs. CRSP 9 Index & Lipper Small-Cap Stock Funds Index & Russell 2000 Index 6/30/98 to 12/31/07

Detailed Explanation of Quarterly Performance—What Worked Well

The Short Version:  Industrial companies dominated the Fund’s top 10 performers this past quarter with four related holdings on the list. In fact, three of the top four performing stocks came from this sector. Combined, the four industrial companies contributed over 1.5% to the return of the Fund.

These are the ten best-performing stocks for the quarter ended December 31, 2007:

Rank	Description	Industry	% Gain
1	Fushi International Inc	Electrical Compo & Equip	56.4%
2	Interactive Intelligence Inc	Software	34.7%
3	Robbins & Myers Inc	Machinery-Diversified	32.0%
4	Dynamic Materials Corp	Metal Fabricate/Hardware	28.5%
5	Pricesmart Inc	Retail	27.4%
6	Arena Resources Inc	Oil & Gas	27.4%
7	Aspreva Pharmaceuticals Corp	Pharmaceuticals	24.6%
8	Raser Technologies Inc	Hand/Machine Tools	24.5%
9	Open Text Corp	Software	22.7%
10	Hornbeck Offshore Services Inc	Oil & Gas Services	22.5%

Fushi International was the Fund’s top performer this quarter and the only holding to return greater than 50%. Fushi is China’s largest manufacturer of copper clad wires, which have significant applications in the telecommunications and automotive industries. The company took major globalization strides this quarter with the purchase of a chief U.S. competitor, Copperweld Bimetallics, in a $22.50 million deal. (The company has since changed its name to Fushi Copperweld, Inc.) A few weeks later, management announced its intent to upgrade the newly acquired Tennessee facility with a $3.2 million capital investment. While its stock price surged late in the year, some analysts still look at its healthy quarterly growth rate as reason for continued strong prospects. Fushi contributed 0.20% to the return of the Fund over the past three months.

www.bridgeway.com	49

Micro-Cap Limited Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Detailed Explanation of Quarterly Performance—What Didn’t Work

The Short Version:  Four industrial holdings also made the Fund’s worst performing list for the quarter, which highlights that our performance is more driven by individual stock picks than overweighting or underweighting economic sectors. While no stock dropped by 50% or more during the three month period, each of the bottom 10 performers lost over 25% in value.

These are the ten worst-performing stocks for the December quarter ended December 31, 2007:

Rank	Description	Industry	% Loss
1	Hardinge Inc	Hand/Machine Tools	-48.3%
2	Sturm Ruger & Co Inc	Miscellaneous Manufacturing	-45.7%
3	FARO Technologies Inc	Electronics	-38.7%
4	Perry Ellis International Inc	Apparel	-38.4%
5	Ceragon Networks Ltd	Telecommunications	-37.5%
6	Superior Essex Inc	Electrical Compo & Equip	-35.6%
7	1-800-FLOWERS.COM Inc	Internet	-32.7%
8	Salix Pharmaceuticals Ltd	Pharmaceuticals	-31.1%
9	Novatel Wireless Inc	Telecommunications	-25.9%
10	Amkor Technology Inc	Semiconductors	-25.7%

Miss earnings by a penny, and your stock price falls; miss by 8 cents (by two analysts predictions) and the price plummets. That’s what happened to machine tool maker, Hardinge, Inc., when the company reported 3rd quarter earnings that actually rose by 35%. Unfortunately, the results were not strong enough, and investors immediately sold on the announcement. It was the Fund’s worst performer for the quarter (and the calendar year). Weaker than expected sales, particularly in North America where orders declined by 21%, dramatically hindered the company’s performance. During periods of market uncertainty, such an earnings miss often proves disastrous for the stock price, especially for a relatively lightly traded micro-cap company. For the quarter, Hardinge cost the Fund almost 0.65% in return.

Detailed Explanation of Calendar Year Performance—What Worked Well

The Short Version:  Diversification paid off in 2007, as stocks from five different sectors were represented on the list of top performers with six holdings returning over 50% for the calendar year. All told, 29 companies rose in value over 20% in 2007.

These are the ten best performers for the calendar year ended December 31, 2007:

Rank	Description	Industry	% Gain
1	GigaMedia Ltd	Internet	97.7%
2	EDO Corp	Aerospace/Defense	81.7%
3	Pricesmart Inc	Retail	66.4%
4	Open Text Corp	Software	57.0%
5	Fushi International Inc	Electrical Compo & Equip	56.4%
6	Witness Systems Inc	Software	53.9%
7	Arena Resources Inc	Oil & Gas	48.3%
8	Layne Christensen Co	Engineering & Construction	48.1%
9	Keystone Automotive Industries Inc	Auto Parts & Equipment	46.1%
10	Dawson Geophysical Co	Oil & Gas Services	44.2%

GigaMedia Ltd was the Fund’s top performer for the calendar year. The Taiwan-based gaming company returned just under 100% in 2007. In each of the past two quarters, the company reported better than expected earnings on strong sales of its core poker software and other newly released online games. Management remained optimistic about future operations, as

50	Semi-Annual Report | December 31, 2007 (Unaudited)

Micro-Cap Limited Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

web-based gaming continues to gain in popularity worldwide. In October, Bear Stearns initiated coverage on GigaMedia with an outperform rating. For the year, the holding contributed almost 1.5% to the return of the Fund.

Detailed Explanation of Calendar Year Performance—What Didn’t Work

The Short Version:  Three consumer-related companies made the list of worst performers for the calendar year, possibly due to the slowdown in the economy beginning to take its toll on consumer activity, particularly late in the year. The three holdings cost the Fund over 1.25% in return over the past 12-months.

These are the ten stocks that performed the worst in the calendar year ended December 31, 2007:

Rank	Description	Industry	% Loss
1	Hardinge Inc	Hand/Machine Tools	-49.6%
2	Perry Ellis International Inc	Apparel	-48.8%
3	ICT Group Inc	Commercial Services	-44.0%
4	Syntax-Brillian Corp	Semiconductors	-43.9%
5	Sturm Ruger & Co Inc	Miscellaneous Manufacturing	-42.7%
6	Community Bancorp/NV	Banks	-37.9%
7	Ceragon Networks Ltd	Telecommunications	-37.5%
8	Novatel Wireless Inc	Telecommunications	-32.7%
9	1-800-FLOWERS.COM Inc	Internet	-32.7%
10	Viropharma Inc	Pharmaceuticals	-32.3%

Add Perry Ellis to the list of victims of the economic downturn that impacted retailers throughout the latter part of the year. The company designs a variety of men’s and women’s apparel for sale domestically and abroad. Management tried to remain optimistic during much of the year, and the company even reported strong earnings in the third quarter. However, many retailers started predicting gloom and doom for the holiday season. In November, the company reduced its sales outlook for the fourth quarter and warned of slumping activity throughout the holidays and beyond. For the 12-month period, the holding cost the Fund over 0.5% in return.

Top Ten Holdings as of December 31, 2007

Four of the Fund’s largest holdings at the end of the calendar year were also among the top performers in 2007: Robbins & Myers, Open Text Corp., Hornbeck Offshore, and Pricesmart, Inc. These four stocks made up over 12% of the Fund’s net assets and contributed over 2.5% to its return during the calendar year. The top 10 holdings comprised almost 30% of the net assets of Micro-Cap Limited Fund.

Rank	Description	Industry	Percent of Net Assets
1	Robbins & Myers, Inc.	Machinery-Diversified	4.9%
2	Navigators Group, Inc.	Insurance	3.9%
3	LSB Industries, Inc.	Miscellaneous Manufacturing	3.2%
4	Open Text Corp.	Software	3.2%
5	Dollar Financial Corp.	Commercial Services	2.9%
6	Axsys Technologies, Inc.	Electronics	2.7%
7	ICF International, Inc.	Commercial Services	2.3%
8	Hornbeck Offshore Services, Inc.	Oil & Gas Services	2.2%
9	Pricesmart, Inc.	Retail	2.1%
10	Layne Christensen Co.	Engineering & Construction	1.9%

			29.3%

www.bridgeway.com	51

Micro-Cap Limited Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Industry Sector Representation as of December 31, 2007

Industrials represented the largest sector within the Fund at the end of the quarter, and the results were mixed at best. In the most recent quarter, four industrial companies made the list of top 10 performers, while four others could be found among the bottom tier. On a more positive note, the models’ underweighting of financials proved beneficial, as that sector got pounded throughout the year due to the subprime fiasco and ongoing credit crisis.

	% of Portfolio	% S&P Small-Cap Index	Difference
Basic Materials	2.8%	2.8%	0.0%
Communications	8.2%	4.1%	4.1%
Consumer, Cyclical	8.2%	14.3%	-6.1%
Consumer, Non-cyclical	20.5%	19.6%	0.9%
Energy	10.2%	8.0%	2.2%
Financial	9.7%	15.8%	-6.1%
Industrial	28.5%	20.5%	8.0%
Technology	10.6%	10.1%	0.5%
Utilities	0.8%	4.8%	-4.0%
Cash	0.5%	0.0%	0.5%

Total	100.0%	100.0%

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of December 31, 2007, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to very high, above market risk (volatility) and is not an appropriate investment for short-term investors. Investments in micro-cap companies generally carry greater risk than is customarily associated with larger companies and even “small companies” for various reasons such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

Conclusion

Micro-Cap Limited Fund remains closed to new shareholders, but is open to your additional investments. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

Your Investment Management Team

52	Semi-Annual Report | December 31, 2007 (Unaudited)

THIS PAGE INTENTIONALLY LEFT BLANK

www.bridgeway.com	53

Micro-Cap Limited Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2007 (Unaudited)

Industry	Company	Shares	Value

COMMON STOCKS - 99.29%
Aerospace/Defense - 1.99%
	Astronics Corp.*	5,600	$238,000
	Ducommun, Inc.*	16,200	615,600
	Kaman Corp.	6,300	231,903

			1,085,503

Apparel - 1.74%
	Iconix Brand Group, Inc.*	48,200	947,612

Biotechnology - 0.43%
	Clinical Data, Inc.	5,300	117,925
	Third Wave Technologies, Inc.	12,100	116,765

			234,690

Chemicals - 2.76%
	ICO, Inc.*	39,700	509,748
	Landec Corp.*	74,600	999,640

			1,509,388

Commercial Services - 11.48%
	Dollar Financial Corp.*	51,600	1,583,604
	Geo Group, Inc.*	23,000	644,000
	H&E Equipment Services, Inc.*	29,700	560,736
	ICF International, Inc.*	50,600	1,278,156
	Kforce, Inc.*	57,700	562,575
	Learning Tree International, Inc.*	26,300	603,848
	LECG Corp.*	34,700	522,582
	MAXIMUS, Inc.	8,900	343,629
	Premier Exhibitions, Inc.*(a)	15,700	171,758

			6,270,888

Computers - 2.55%
	BluePhoenix Solutions, Ltd.*	7,700	139,524
	Furmanite Corp.*	52,500	619,500
	Manhattan Associates, Inc.*	24,100	635,276

			1,394,300

Diversified Financial Services - 1.32%
	TradeStation Group, Inc.*	50,600	719,026

Electric Utilities - 0.53%
	MGE Energy, Inc.	8,100	287,307

Electrical Components & Equipment - 1.30%
	Fushi International, Inc.(a)	13,500	339,795
	Superior Essex, Inc.*	15,500	372,000

			711,795

Electronics - 3.14%
	Axsys Technologies, Inc.*	40,400	1,480,660
	Taser International, Inc.*(a)	16,400	235,996

			1,716,656

Industry	Company	Shares	Value

Energy-Alternative Sources - 0.73%
	Headwaters, Inc.*(a)	34,000	$399,160

Engineering & Construction - 3.77%
	Layne Christensen Co.*	21,600	1,062,936
	Michael Baker Corp.*	12,200	501,420
	Stanley, Inc.*	15,500	496,310

			2,060,666

Environmental Control - 3.44%
	Calgon Carbon Corp.(a)	30,000	476,700
	Darling International, Inc.*	70,400	813,824
	Metalico, Inc.	54,100	586,444

			1,876,968

Food - 3.37%
	Cal-Maine Foods, Inc.(a)	33,400	886,102
	Ingles Markets, Inc.	20,400	517,956
	Spartan Stores, Inc.	19,100	436,435

			1,840,493

Hand/Machine Tools - 1.09%
	Hardinge, Inc.	10,000	167,800
	Raser Technologies, Inc.*	28,600	424,710

			592,510

Healthcare-Products - 0.48%
	Hansen Medical, Inc.*(a)	8,800	263,472

Holding Companies-Diversified - 0.50%
	Compass Diversified Holdings	18,400	274,160

Household Products/Wares - 0.90%
	Russ Berrie & Co, Inc.*	30,100	492,436

Insurance - 8.37%
	Darwin Professional Underwriters, Inc.	25,400	613,918
	Life Partners Holdings, Inc.(a)	6,400	177,280
	Navigators Group, Inc.*	32,600	2,119,000
	Safety Insurance Group, Inc.	16,100	589,582
	SeaBright Insurance Holdings, Inc.*	30,300	456,924
	Tower Group, Inc.	18,400	614,560

			4,571,264

Internet - 5.94%
	1-800-FLOWERS.COM, Inc.*	32,800	286,344
	Aladdin Knowledge Systems, Ltd.	22,100	577,473

54	Semi-Annual Report | December 31, 2007 (Unaudited)

Micro-Cap Limited Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2007 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Internet (continued)
	eResearchTechnology, Inc.*	29,900	$353,418
	FTD Group, Inc.	71,700	923,496
	GigaMedia, Ltd.*	27,100	508,125
	Shutterfly, Inc.*	9,900	253,638
	Vocus, Inc.*	9,900	341,847

			3,244,341

Machinery-Diversified - 5.53%
	Hurco Cos, Inc.*	3,800	165,870
	Robbins & Myers, Inc.	35,300	2,669,739
	Tennant Co.	4,200	186,018

			3,021,627

Metal Fabrication - Hardware - 1.74%
	Dynamic Materials Corp.	6,400	376,960
	LB Foster Co.*	11,100	574,203

			951,163

Miscellaneous Manufacturing - 4.51%
	China Fire & Security Group, Inc.	8,500	109,480
	Koppers Holdings, Inc.	13,400	579,416
	LSB Industries, Inc.*(a)	62,900	1,775,038

			2,463,934

Oil & Gas - 2.91%
	Arena Resources, Inc.*	22,600	942,646
	Parker Drilling Co.*	85,600	646,280

			1,588,926

Oil & Gas Services - 6.48%
	Dawson Geophysical Co.*	12,900	921,834
	Flotek Industries, Inc.*	7,400	266,696
	Hornbeck Offshore Services, Inc.*(a)	26,600	1,195,670
	NATCO Group, Inc.*	6,600	357,390
	T-3 Energy Services, Inc.*	10,900	512,409
	Willbros Group, Inc.*(a)	7,500	287,175

			3,541,174

Pharmaceuticals - 3.66%
	BioScrip, Inc.*	60,200	465,346
	I-Flow Corp.	6,700	105,726
	Neogen Corp.*	20,600	546,930
	PetMed Express, Inc.*	40,400	488,840
	Salix Pharmaceuticals, Ltd.*(a)	49,500	390,060

			1,996,902

Industry	Company	Shares	Value

Retail - 6.47%
	EZCORP, Inc.*	67,682	$764,130
	PC Connection, Inc.*	49,400	560,690
	Pricesmart, Inc.	38,000	1,142,280
	School Specialty, Inc.*	15,800	545,890
	Systemax, Inc.(a)	25,600	520,192

			3,533,182

Semiconductors - 1.34%
	Advanced Analogic Technologies, Inc.*	16,800	189,504
	Monolithic Power Systems, Inc.*	17,000	364,990
	Pericom Semiconductor Corp.*	9,500	177,650

			732,144

Software - 6.65%
	Interactive Intelligence, Inc.*	14,600	384,710
	JDA Software Group, Inc.*	32,300	660,858
	Open Text Corp.*(a)	56,200	1,767,490
	Taleo Corp.*	27,400	815,972

			3,629,030

Telecommunications - 2.18%
	Alvarion, Ltd.*	25,200	239,400
	Ceragon Networks, Ltd.	22,704	224,543
	Novatel Wireless, Inc.*	44,900	727,380

			1,191,323

Transportation - 1.75%
	Euroseas, Ltd.	11,900	147,560
	Gulfmark Offshore, Inc.*	17,298	809,373

			956,933

Water - 0.24%
	Consolidated Water Co, Inc.	5,100	128,469

TOTAL COMMON STOCKS - 99.29%			54,227,442

(Cost $49,609,307)

TOTAL INVESTMENTS - 99.29%			$54,227,442
(Cost $49,609,307)
Other Assets in Excess of Liabilities - 0.71%			388,237

NET ASSETS - 100.00%			$54,615,679

*	Non-income producing security.
(a)	This security or a portion of the security is out on loan at December 31, 2007. Total loaned securities had a market value of $8,200,482 at December 31, 2007.

See Notes to Financial Statements.

www.bridgeway.com	55

Small-Cap Growth Fund

MANAGER’S COMMENTARY

(Unaudited)

December 31, 2007

Dear Fellow Small-Cap Growth Fund Shareholder,

For the quarter ending December 31, 2007, Small-Cap Growth Fund declined 3.30%, underperforming its primary market benchmark, the Russell 2000 Growth Index (down 2.10%) and its peer benchmark, the Lipper Small-Cap Growth Funds Index (down 2.57%). In general, smaller companies had a very poor quarter, as continued market and economic uncertainty led many investors to shy away from these companies in favor of larger industry leaders. This was a poor quarter.

For the six month semi-annual period, our Fund declined 4.75%, and also lost ground to the Russell 2000 Growth Index (down 2.09%) and the Lipper Small-Cap Growth Funds Index (down 1.17%). This period was marked by extreme market volatility while investors faced the growing subprime debacle that morphed into a true credit crisis. In this market environment, small stocks, including many in our fund, underperformed the broader market averages.

For the full calendar year, Small-Cap Growth Fund returned 6.87% as the first two quarters of 2007 produced solid results, before the headwinds from the credit crisis began to take their toll. The Russell 2000 Growth Index gained 7.05%, and the Lipper Small-Cap Growth Funds Index increased 9.68% during the past twelve months. The 2007 calendar year appears to have reversed the prior seven year trend that had favored smaller issues.

The table below presents our December quarter, six-month, one-year and life-to-date financial results according to the formula required by the SEC. See the next page for a graph of performance since inception.

	Dec. Qtr. 10/1/07 to 12/31/07	6 Month 7/1/07 to 12/31/07	1 Year 1/1/07 to 12/31/07	Life-to-Date 10/31/03 to 12/31/07

Small-Cap Growth Fund	-3.30%	-4.75%	6.87%	10.66%
Russell 2000 Growth Index	-2.10%	-2.09%	7.05%	10.19%
Lipper Small-Cap Growth Funds Index	-2.57%	-1.17%	9.68%	9.44%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Russell 2000 Growth Index is an unmanaged index which consists of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values with dividends reinvested. The Lipper Small-Cap Growth Funds Index is an index of small-company, growth-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2007, Small-Cap Growth Fund ranked 349th of 591 small-cap growth funds for the twelve-month period ended December 31, 2007 and 147th of 422 such funds since inception in October, 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

56	Semi-Annual Report | December 31, 2007 (Unaudited)

Small-Cap Growth Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Small-Cap Growth Fund vs. Lipper Small-Cap Growth Funds Index & Russell 2000 Growth Index 10/31/03 to 12/31/07

Detailed Explanation of Quarterly Performance—What Worked Well

The Short Version:  Six different sectors were represented within the list of ten best-performers this quarter, revealing solid diversification within the Fund. While no individual stock returned greater than 50%, nine holdings earned more than 20% during the three month period.

These are the ten best-performing stocks for the quarter ended December 31, 2007:

Rank	Description	Industry	% Gain
1	Deckers Outdoor Corp	Apparel	41.2%
2	Intuitive Surgical Inc	Healthcare-Products	41.1%
3	priceline.com Inc	Internet	29.4%
4	Pricesmart Inc	Retail	27.4%
5	Arena Resources Inc	Oil & Gas	27.4%
6	IntercontinentalExchange Inc	Diversified Financial Services	26.7%
7	AAR Corp	Aerospace/Defense	25.4%
8	Dynamic Materials Corp	Metal Fabricate/Hardware	23.0%
9	FTI Consulting Inc	Commercial Services	22.5%
10	Owens-Illinois Inc	Packaging & Containers	19.4%

Intuitive Surgical Inc. is a healthcare-related company that manufactures and markets specialty surgical products for a variety of medical applications. In particular, the company has designed robotic tools known as da Vinci systems which are used for urology, cardiology, gynecology, and general surgeries. In its most recent quarter, company profits doubled, and sales increased by over 60%. Additionally, Intuitive has started to make inroads into the international medical markets. While many analysts remain quite positive about the company’s prospects for continued growth, others express concerns that it could encounter future challenges because it essentially remains a one-product company. To counter these fears, management points out that revenue is also tied to sales of accessories, system service and training; therefore, the potential for recurring revenue streams is becoming more substantial. Intuitive Systems contributed about 0.25% to the performance of the Fund this past quarter.

Detailed Explanation of Quarterly Performance—What Didn’t Work

The Short Version:  The record of the stocks above was not nearly enough to offset the declining Fund stocks on the other side of the ledger. Four industrial companies highlighted the list of poor performers this quarter, indicating that the economic slowdown that began in housing is now moving into other sectors of the economy like manufacturing. Altogether, those four firms cost the Fund about 1.25% in return during the three month period. Thirteen companies lost 25% or more this quarter.

www.bridgeway.com	57

Small-Cap Growth Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

These are the ten worst-performing stocks for the quarter ended December 31, 2007:

Rank	Description	Industry	% Loss
1	Sturm Ruger & Co Inc	Miscellaneous Manufacturing	-49.8%
2	KMG Chemicals Inc	Chemicals	-45.6%
3	CROCS Inc	Apparel	-45.3%
4	Mfri Inc	Miscellaneous Manufacturing	-40.2%
5	Ceradyne Inc	Miscellaneous Manufacturing	-38.0%
6	NBTY Inc	Pharmaceuticals	-32.5%
7	Varian Semiconductor Equipment Assoc	Semiconductors	-30.9%
8	Novatel Wireless Inc	Telecommunications	-28.5%
9	NutriSystem Inc	Internet	-27.1%
10	Trinity Industries Inc	Miscellaneous Manufacturing	-26.1%

While manufacturing firms were prominent in the list, trendy shoemaker CROCS made a rare appearance after several quarters of strong returns. In fact, CROCS was the Fund’s second top performer and returned over 50% during the three months ended September 30, 2007. While its latest earnings report actually beat Wall Street forecasts, its future guidance on revenues fell short of expectations. In reality, CROCS had trouble keeping up with the increasing demand for its products throughout Europe and Japan, an issue that cost the company about $30 million in potential quarterly sales. Its stock price fell by almost half for the quarter, and a few shareholder suits followed. The holding cost the Fund about 0.3% during the past three months.

Detailed Explanation of Calendar Year Performance—What Worked Well

The Short Version:  Though industrials may have lagged last quarter, the sector placed four firms within the Fund’s top performer list for the calendar year 2007. Combined, these companies contributed over 2.3% to the return of the Fund. During the year, one holding returned over 100%, while thirteen others earned over 50% in performance.

These are the ten best performers for the calendar year ended December 31, 2007:

Rank	Description	Industry	% Gain
1	Dynamic Materials Corp	Metal Fabricate/Hardware	109.6%
2	priceline.com Inc	Internet	97.8%
3	FMC Technologies Inc	Oil & Gas Services	84.0%
4	Foster Wheeler Ltd	Engineering &Construction	83.6%
5	Lifecell Corp	Biotechnology	78.6%
6	Air Methods Corp	Healthcare-Services	77.9%
7	EDO Corp	Aerospace/Defense	72.9%
8	Bolt Technology Corp	Oil & Gas Services	70.3%
9	General Cable Corp	Electrical Compo & Equip	67.7%
10	Deckers Outdoor Corp	Apparel	62.0%

Dynamic Materials was the Fund’s top performer in the calendar year 2007 and the only holding to earn a return of over 100%. The industrial company produces welded metal plates that are used by upstream oil and gas companies, refineries, and in certain chemical and petrochemical-related applications. In its latest quarter, the company reported skyrocketing sales and earnings, and management predicts continued growth due to a strong backlog of orders. The Colorado-based company acquired a German explosion welder in November in a transaction valued at just under $100 million. During the calendar year, the company contributed over 1% to the Fund’s return.

58	Semi-Annual Report | December 31, 2007 (Unaudited)

Small-Cap Growth Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Detailed Explanation of Calendar Year Performance—What Didn’t Work

The Short Version:  For the calendar year 2007, only one holding lost over 50% in value; however, eight others declined by at least 40%. Consumer-related companies ranging from pharmaceutical to biotech to healthcare highlighted the list, revealing that the slowing economy is starting to impact consumer spending as recessionary fears emerge.

These are the ten stocks that performed the worst in the calendar year ended December 31, 2007:

Rank	Description	Industry	% Gain
1	US Global Investors Inc	Diversified Financial Services	-50.4%
2	NutriSystem Inc	Internet	-46.1%
3	Sturm Ruger & Co Inc	Miscellaneous Manufacturing	-45.5%
4	Mfri Inc	Miscellaneous Manufacturing	-44.9%
5	KMG Chemicals Inc	Chemicals	-44.7%
6	Vital Images Inc	Healthcare-Products	-43.4%
7	NBTY Inc	Pharmaceuticals	-41.8%
8	ICT Group Inc	Commercial Services	-41.3%
9	Martha Stewart Living Omnimedia	Media	-41.1%
10	CryoLife Inc	Biotechnology	-38.5%

Weight management company NutriSystem, Inc. was one of the Fund’s worst performers during the calendar year 2007 as the stock declined 46% in value during the past two quarters. In July, the company reported solid 2nd quarter earnings, but warned that the 3rd quarter may not be as strong. Many similar diet companies also declined, as the FDA approved a new weight-loss pill that was viewed as new competition in this marketplace. In October, NutriSystem again lowered its earnings’ forecast even further, and management was greeted with a class action lawsuit, alleging materially misleading statements had led to artificially high stock prices earlier in the year. The holding cost the Fund over 0.8% during the calendar year.

Top Ten Holdings as of December 31, 2007

Only two of the top holdings appeared on the list of best performers during the quarter. Deckers Outdoor and Dynamic Materials contributed over 1.5% to the Fund’s quarterly performance and made up over 6% of its net assets. The ten top holdings comprised almost 30% of the net assets of the Fund.

Rank	Description	Industry	Percent of Net Assets
1	Deckers Outdoor Corp	Apparel	4.1%
2	Dril-Quip Inc	Oil & Gas Services	4.1%
3	CommScope Inc	Telecommunications	3.2%
4	Guess ? Inc	Retail	3.2%
5	Lifecell Corp	Biotechnology	2.5%
6	OSI Pharmaceuticals Inc	Pharmaceuticals	2.3%
7	Fresh Del Monte Produce Inc	Food	2.3%
8	Air Methods Corp	Healthcare-Services	2.2%
9	Dynamic Materials Corp	Metal Fabrication - Hardware	2.2%
10	General Cable Corp	Electrical Components & Equipment	2.1%

Total			28.2%

www.bridgeway.com	59

Small-Cap Growth Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Industry Sector Representation as of December 31, 2007

Fortunately, the allocation to financials, a sector that has clearly been out of favor for the past few quarters, is well below that of the benchmark. Our overweighting in energy also helped as the sector had strong performance.

	% of Portfolio	% of S&P Small Cap Index	Difference
Basic Materials	2.2%	2.8%	-0.6%
Communications	7.5%	4.1%	3.4%
Consumer, Cyclical	14.8%	14.3%	0.5%
Consumer, Non-cyclical	25.5%	19.6%	5.9%
Energy	13.1%	8.0%	5.1%
Financial	2.7%	15.8%	-13.1%
Industrial	21.2%	20.5%	0.7%
Technology	11.4%	10.1%	1.3%
Utilities	1.0%	4.8%	-3.8%
Cash	0.6%	0.0%	0.6%

Total	100.0%	100.0%

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of December 31, 2007, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies, and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Small-Cap Growth Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

Your Investment Management Team

60	Semi-Annual Report | December 31, 2007 (Unaudited)

THIS PAGE INTENTIONALLY LEFT BLANK

www.bridgeway.com	61

Small-Cap Growth Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2007 (Unaudited)

Industry	Company	Shares	Value

COMMON STOCKS - 98.97%
Aerospace/Defense - 1.40%
	AAR Corp.*	58,129	$2,210,646

Apparel - 5.43%
	CROCS, Inc.*(a)	18,000	662,580
	Deckers Outdoor Corp.*(a)	41,800	6,481,508
	G-III Apparel Group, Ltd.*	47,316	698,857
	Iconix Brand Group, Inc.*	38,100	749,046

			8,591,991

Beverages - 0.38%
	Boston Beer Co., Inc.*	16,000	602,400

Biotechnology - 3.82%
	CryoLife, Inc.*	53,663	426,621
	Lifecell Corp.*	92,600	3,991,986
	Qiagen NV*(a)	77,256	1,626,239

			6,044,846

Chemicals - 2.19%
	Albemarle Corp.	18,000	742,500
	Landec Corp.*	41,958	562,237
	Lubrizol Corp.	6,000	324,960
	NewMarket Corp.	31,500	1,754,235
	Zep, Inc.*	6,000	83,220

			3,467,152

Commercial Services - 8.99%
	Bright Horizons Family Solutions, Inc.*	8,800	303,952
	Dollar Financial Corp.*	51,800	1,589,742
	FTI Consulting, Inc.*	6,065	373,846
	Geo Group, Inc.*	109,000	3,052,000
	ICF International, Inc.*	33,000	833,580
	MPS Group, Inc.*	109,500	1,197,930
	Sotheby’s	57,000	2,171,700
	Strayer Education, Inc.	6,227	1,062,202
	TeleTech Holdings, Inc.*	135,300	2,877,831
	Transcend Services, Inc.	10,000	162,500
	Watson Wyatt Worldwide, Inc.	13,000	603,330

			14,228,613

Computers - 3.64%
	Ansoft Corp.*	61,800	1,597,530
	Cognizant Technology Solutions Corp.*	72,880	2,473,547
	Sigma Designs, Inc.*(a)	5,600	309,120
	Synaptics, Inc.*	33,400	1,374,744

			5,754,941

Diversified Financial Services - 2.64%
	Greenhill & Co., Inc.(a)	28,700	1,907,976
	IntercontinentalExchange, Inc.*(a)	5,600	1,078,000
	US Global Investors, Inc.(a)	71,586	1,192,623

			4,178,599

Industry	Company	Shares	Value

Electric Utilities - 1.03%
	Portland General Electric Co.	58,500	$1,625,130

Electrical Components & Equipment - 3.56%
	Belden, Inc.	13,700	609,650
	General Cable Corp.*	46,200	3,385,536
	GrafTech International, Ltd.*(a)	92,322	1,638,716

			5,633,902

Engineering & Construction - 1.55%
	Foster Wheeler, Ltd.*	7,500	1,162,650
	Layne Christensen Co.*	21,200	1,043,252
	VSE Corp.	5,000	244,200

			2,450,102

Food - 3.06%
	Cal-Maine Foods, Inc.(a)	45,800	1,215,074
	Fresh Del Monte Produce, Inc.*	107,900	3,623,282

			4,838,356

Hand/Machine Tools - 1.67%
	Baldor Electric Co.	78,400	2,638,944

Healthcare-Products - 4.21%
	Bovie Medical Corp.	14,810	94,784
	Hologic, Inc.*(a)	30,000	2,059,200
	Intuitive Surgical, Inc.*(a)	4,200	1,362,900
	Inverness Medical Innovations, Inc.*	55,900	3,140,462

			6,657,346

Healthcare-Services - 2.16%
	Air Methods Corp.*	68,904	3,422,462

Internet - 2.39%
	Interwoven, Inc.*	181,300	2,578,086
	Priceline.com, Inc.*	10,500	1,206,030

			3,784,116

Machinery-Diversified - 2.54%
	Gardner Denver, Inc.*	40,000	1,320,000
	Middleby Corp.*	35,200	2,697,024

			4,017,024

Metal Fabrication-Hardware - 3.37%
	Dynamic Materials Corp.	58,100	3,422,090
	Valmont Industries, Inc.	21,500	1,916,080

			5,338,170

62	Semi-Annual Report | December 31, 2007 (Unaudited)

Small-Cap Growth Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2007 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Miscellaneous Manufacturing - 3.77%
	AZZ, Inc.*	15,303	$433,840
	Ceradyne, Inc.*	35,000	1,642,550
	LSB Industries, Inc.*	65,700	1,854,054
	MFRI, Inc.*	9,000	96,030
	Trinity Industries, Inc.(a)	70,050	1,944,588

			5,971,062

Oil & Gas - 3.16%
	Arena Resources, Inc.*	60,600	2,527,626
	Frontier Oil Corp.	61,000	2,475,380

			5,003,006

Oil & Gas Services - 9.91%
	Bolt Technology Corp.*(a)	79,518	3,020,094
	Dawson Geophysical Co.*	12,000	857,520
	Dril-Quip, Inc.*	115,800	6,445,428
	Flotek Industries, Inc.*(a)	27,840	1,003,353
	FMC Technologies, Inc.*	14,030	795,501
	Matrix Service Co.*	14,988	327,038
	Oceaneering International, Inc.*	13,000	875,550
	Superior Energy Services*	68,600	2,361,212

			15,685,696

Packaging & Containers - 0.50%
	Owens-Illinois, Inc.*	16,100	796,950

Pharmaceuticals - 2.73%
	NBTY, Inc.*	25,000	685,000
	OSI Pharmaceuticals, Inc.*(a)	75,000	3,638,250

			4,323,250

Retail - 9.28%
	Cash America International, Inc.	49,800	1,608,540
	Dick’s Sporting Goods, Inc.*	75,600	2,098,656
	EZCORP, Inc.*	5,000	56,450
	Guess ?, Inc.	132,600	5,024,214
	Gymboree Corp.*	43,100	1,312,826
	Jack in the Box, Inc.*	43,200	1,113,264
	JOS A Bank Clothiers, Inc.*(a)	16,918	481,317
	MSC Industrial Direct Co.	30,200	1,222,194
	Pricesmart, Inc.	58,500	1,758,510

			14,675,971

Semiconductors - 3.84%
	Amkor Technology, Inc.*	177,550	1,514,502
	NVIDIA Corp.*(a)	78,600	2,673,972
	Ultra Clean Holdings*	27,330	333,426
	Varian Semiconductor Equipment Associates, Inc.*	19,500	721,500
	Zoran Corp.*	37,300	839,623

			6,083,023

Industry	Company	Shares	Value

Software - 3.87%
	BMC Software, Inc.*	92,500	$3,296,700
	Informatica Corp.*	101,900	1,836,238
	Moldflow Corp.	26,042	419,537
	SkillSoft PLC*	9,679	92,531
	Taleo Corp.*	15,794	470,345

			6,115,351

Telecommunications - 5.11%
	CommScope, Inc.*(a)	103,500	5,093,235
	Comtech Telecommunications Corp.*	16,687	901,265
	Knology, Inc.*(a)	31,053	396,857
	Novatel Wireless, Inc.*	24,600	398,520
	RF Micro Devices, Inc.*	54,000	308,340
	Tekelec*	57,720	721,500
	WPCS International, Inc.(a)	28,878	273,186

			8,092,903

Transportation - 2.77%
	Gulfmark Offshore, Inc.*	9,000	421,110
	Kirby Corp.*	44,000	2,045,120
	Tidewater, Inc.(a)	35,000	1,920,100

			4,386,330

TOTAL COMMON STOCKS - 98.97%			156,618,282

(Cost $118,821,147)

MONEY MARKET FUNDS - 0.64%

	Rate^	Shares	Value
BlackRock TempCash Liquidity Fund, Institutional Shares #21	4.78%	1,007,934	1,007,934

TOTAL MONEY MARKET FUNDS - 0.64%			1,007,934

(Cost $1,007,934)

TOTAL INVESTMENTS - 99.61%			$157,626,216
(Cost $119,829,081)
Other Assets in Excess of Liabilities - 0.39%			620,851

NET ASSETS - 100.00%			$158,247,067

*	Non-income producing security.
^	Rate disclosed is as of December 31, 2007.
(a)	This security or a portion of the security is out on loan at December 31, 2007. Total loaned securities had a market value of $33,934,933 at December 31, 2007.
PLC	Public Liability Co.

See Notes to Financial Statements.

www.bridgeway.com	63

Small-Cap Value Fund

MANAGER’S COMMENTARY

(Unaudited)

December 31, 2007

Dear Fellow Small-Cap Value Fund Shareholder,

For the quarter-ended December 31, 2007, Small-Cap Value Fund declined by 3.63%, though it significantly outperformed its primary market benchmark index, the Russell 2000 Value Index (down 7.28%) and its peer benchmark, the Lipper Small-Cap Value Funds Index (down 6.75%). In general, smaller companies had a very poor quarter, as continued market and economic uncertainty led many investors to shy away from this segment of the market in favor of larger industry leaders. Nevertheless, our Fund cushioned the impact of this decline and it was an OK quarter on a relative basis.

For the six month semi-annual period, our Fund declined 7.79%, still outperforming the Russell 2000 Value Index (down 13.08%) and the Lipper Small-Cap Value Funds Index (down 12.13%). This period was marked by extreme market volatility as investors faced the growing subprime debacle that morphed into a true credit crisis.

For the full calendar year, Small-Cap Value Fund returned a very favorable 6.93%. The first two quarters of 2007 produced solid results before the headwinds from the credit crisis began to take their toll on smaller issues. By comparison, the Russell 2000 Value Index declined 9.78%, and the Lipper Small-Cap Value Funds Index by 4.57%. The 2007 calendar year appears to have reversed a prior trend that had favored smaller and more value-oriented issues over the past seven years.

The table below presents our December quarter, six-month, one-year and life-to-date financial results according to the formula required by the SEC. See the next page for a graph of performance since inception.

	Dec. Qtr. 10/1/07 to 12/31/07	6 Month 7/1/07 to 12/31/07	1 Year 1/1/07 to 12/31/07	Life-to-Date 10/31/03 to 12/31/07

Small-Cap Value Fund	-3.63%	-7.79%	6.93%	14.03%
Russell 2000 Value Index	-7.28%	-13.08%	-9.78%	10.82%
Lipper Small-Cap Value Funds Index	-6.75%	-12.13%	-4.57%	11.39%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index which consists of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values with dividends reinvested. The Lipper Small-Cap Value Funds Index is an index of small-company, value-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2007, Small-Cap Value Fund ranked 8th of 296 small-cap value funds for the twelve-month period ended December 31, 2007 and 19th of 206 such funds since inception in October, 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

64	Semi-Annual Report | December 31, 2007 (Unaudited)

Small-Cap Value Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Small-Cap Value Fund vs. Lipper Small-Cap Value Funds Index & Russell 2000 Value Index 10/31/03 to 12/31/07

Detailed Explanation of Quarterly Performance—What Worked Well

The Short Version:  Basic materials and industrial companies highlighted the top performers of the December quarter with six companies on the top ten list. Only one holding returned greater than 50%, with six others gaining 20% or higher.

These are the ten best-performing stocks for the quarter ended December 31 2007:

Rank	Description	Industry	% Gain
1	Terra Industries Inc	Chemicals	52.8%
2	Robbins & Myers Inc	Machinery-Diversified	32.0%
3	Nasdaq Stock Market Inc	Diversified Financial Services	31.3%
4	Tower Group Inc	Insurance	27.6%
5	Steel Dynamics Inc	Iron/Steel	27.6%
6	AAR Corp	Aerospace/Defense	25.4%
7	Hornbeck Offshore Services Inc	Oil & Gas Services	22.1%
8	Foster Wheeler Ltd	Engineering & Construction	18.1%
9	DynCorp International Inc	Commercial Services	17.1%
10	LSB Industries Inc	Miscellaneous Manufacturing	16.5%

Terra Industries was the Fund’s top performer this quarter and the only holding to return more than 50%. The company produces agricultural-related products used in the manufacturing of fertilizer. Two significant factors have surfaced recently that greatly benefited such companies. Rising oil prices and government subsidies have led to increased demand for ethanol, which has prompted greater production of corn. Additionally, as the populations in China and other developing Asian and Latin American countries become increasingly affluent, their residents are adding more meat to their diets. As a result, corn and other feed grains have been met with even greater global demand, thus, the need for more fertilizer. In mid-December, Merrill Lynch increased its outlook for the entire industry and raised its rating on Terra Industries from neutral to buy. During the quarter, the company contributed over 0.7% to the return of the Fund.

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Small-Cap Value Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Detailed Explanation of Quarterly Performance—What Didn’t Work

The Short Version:  Eight consumer-related companies could be found on the list of the Fund’s worst quarterly performers, lending credence to the view that consumer spending accounts for over half of the activity of the economy. In total, these eight holdings cost the Fund over 3% in return this quarter.

These are the ten worst-performing stocks for the quarter ended December 31, 2007:

Rank	Description	Industry	% Loss
1	WellCare Health Plans Inc	Healthcare-Services	-79.0%
2	Hardinge Inc	Hand/Machine Tools	-51.8%
3	Big Lots Inc	Retail	-46.4%
4	Ceradyne Inc	Miscellaneous Manufacturing	-38.0%
5	NBTY Inc	Pharmaceuticals	-32.5%
6	Cooper Tire & Rubber Co	Auto Parts & Equipment	-32.1%
7	PRG-Schultz International Inc	Commercial Services	-31.7%
8	Men's Wearhouse Inc	Retail	-31.0%
9	Imperial Sugar Co	Food	-28.2%
10	Anika Therapeutics Inc	Pharmaceuticals	-28.1%

Our worst performer for the quarter, managed care company, WellCare Health Plans offers government-sponsored healthcare and prescription drug programs through Medicare and Medicaid. In late October, federal investigators raided company headquarters and initiated an investigation over what most believe to be fraud-related issues. To add insult to injury, company execs sold off over $45 million in stock during the year in advance of the raid, far more than the insider sales totaled for all of 2006. The company’s stock priced plunged over 70% in one day. News did not get any better for the company as the quarter progressed. Shareholder lawsuits ensued, and plan enrollments declined. Our position in this lightly traded company cost the Fund about 0.80% in return for the quarter.

Detailed Explanation of Calendar Year Performance—What Worked Well

The Short Version:  As with the top quarterly performers, basic materials and industrial companies were prominently featured in the “best of” list for the calendar year 2007. Many of these companies benefited from strong global demand of products and services in developing countries like China; additionally, the declining value of the dollar has made exports less expensive over the year. Seven companies from these two sectors made the list and contributed a remarkable 10+% to the Fund’s return.

These are the ten best performers for the calendar year ended December 31, 2007:

Rank	Description	Industry	% Gain
1	Foster Wheeler Ltd	Engineering & Construction	183.9%
2	McDermott International Inc	Engineering & Construction	132.1%
3	Terra Industries Inc	Chemicals	117.5%
4	Cleveland-Cliffs Inc	Iron/Steel	91.7%
5	Chaparral Steel Co	Iron/Steel	89.8%
6	Steel Dynamics Inc	Iron/Steel	83.6%
7	Air Methods Corp	Healthcare-Services	77.9%
8	Robbins & Myers Inc	Machinery-Diversified	64.7%
9	Rush Enterprises Inc Class A	Retail	61.2%
10	Nasdaq Stock Market Inc	Diversified Financial Services	60.7%

An engineering and construction firm, Foster Wheeler, was one of three holdings to return over 100% during the past 12 months. The company constructs large scale oil pipelines and natural gas plants and has benefited from its significant

66	Semi-Annual Report | December 31, 2007 (Unaudited)

Small-Cap Value Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

exposure to the growing markets of China and the Middle East. It’s most recent quarterly earnings showed substantial growth of 70%, and the company announced a 2-for-1 stock split at that time. Its stock price has risen steadily throughout the calendar year and recently hit a six-year high in December. Foster Wheeler contributed over 1.8% to the return of the Fund during the year.

Detailed Explanation of Calendar Year Performance—What Didn’t Work

The Short Version:  Five consumer-related companies, including two retailers, highlighted the list of poor performers. These companies cost the Fund over 2.25% in return.

These are the ten stocks that performed the worst in the calendar year ended December 31, 2007:

Rank	Description	Industry	% Gain
1	WellCare Health Plans Inc	Healthcare-Services	-75.8%
2	Hardinge Inc	Hand/Machine Tools	-56.3%
3	Trio Tech International	Semiconductors	-48.9%
4	Vaalco Energy Inc	Oil & Gas	-44.4%
5	Mfri Inc	Miscellaneous Manufacturing	-41.9%
6	NBTY Inc	Pharmaceuticals	-40.3%
7	Imperial Sugar Co	Food	-38.6%
8	Big Lots Inc	Retail	-37.9%
9	Dress Barn Inc	Retail	-37.5%
10	Ocwen Financial Corp	Diversified Financial Services	-35.6%

Miss earnings by a penny and your company’s stock price is likely to fall; miss by 8 cents (by two analysts’ predictions) and the price may plummet. That’s what happened to machine tool maker, Hardinge, Inc., when the company reported 3rd quarter earnings that actually rose by 35%. Unfortunately, the results were not strong enough, and investors immediately sold on the announcement. Weaker than expected sales, particular in North America where orders declined by 21%, dramatically hindered the company’s performance. During periods of market uncertainty, such an earnings miss often proves disastrous, especially for a relatively lightly traded small-cap company. For the calendar year, Hardinge cost the Fund almost 0.7% in return.

Top Ten Holdings as of December 31, 2007

Five of the Fund’s top holdings were also among the best performers for the December quarter: Robbins & Myers, Foster Wheeler, AAR Corp, Terra Industries, Hornbeck Offshore. The companies made up 11.1% of the net assets of the Fund and contributed about 2.5% to its quarterly performance.

Rank	Description	Industry	Percent of Net Assets
1	McDermott International, Inc.	Engineering & Construction	5.5%
2	General Cable Corp.	Electrical Comp & Equip	2.6%
3	Robbins & Myers, Inc.	Machinery-Diversified	2.6%
4	Foster Wheeler, Ltd.	Engineering & Construction	2.3%
5	AAR Corp.	Aerospace/Defense	2.2%
6	Amkor Technology, Inc.	Semiconductors	2.0%
7	Terra Industries, Inc.	Chemicals	2.0%
8	Hornbeck Offshore Services, Inc.	Oil & Gas Services	2.0%
9	Quanta Services, Inc.	Commercial Services	1.9%
10	Dril-Quip, Inc.	Oil & Gas Services	1.9%

Total			25.0%

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Small-Cap Value Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Industry Sector Representation as of December 31, 2007

Here's the story on sector allocation as of December 31, 2007: Our Fund’s significant underweighting of financial stocks certainly benefited the overall returns, as the sector got hammered over the past three months due to the growing credit crisis and mounting market uncertainty. On the other hand, the Fund was overweighted in both basic materials and industrial companies, two sectors that performed quite well for us during the quarter and the year.

	% of Portfolio	% of S&P Small Cap Index	Difference
Basic Materials	8.7%	2.8%	5.9%
Communications	1.9%	4.1%	-2.2%
Consumer, Cyclical	10.4%	14.3%	-3.9%
Consumer, Non-cyclical	21.7%	19.6%	2.1%
Energy	8.5%	8.0%	0.5%
Financial	7.2%	15.8%	-8.6%
Industrial	31.3%	20.5%	10.8%
Technology	3.5%	10.1%	-6.6%
Utilities	4.0%	4.8%	-0.8%
Cash	2.8%	0.0%	2.8%

Total	100.0%	100.0%

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of December 31, 2007, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies, and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

Your Investment Management Team

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Small-Cap Value Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2007 (Unaudited)

Industry	Company	Shares	Value

COMMON STOCKS - 98.44%
Aerospace/Defense - 2.43%
	AAR Corp.*	186,600	$7,096,398
	SIFCO Industries, Inc.	37,700	634,491

			7,730,889

Apparel - 1.41%
	Warnaco Group, Inc.*	129,100	4,492,680

Auto Parts & Equipment - 2.58%
	Cooper Tire & Rubber Co.	303,400	5,030,372
	Goodyear Tire & Rubber Co.*	2,100	59,262
	Lear Corp.*	112,500	3,111,750

			8,201,384

Biotechnology - 1.15%
	Invitrogen Corp.*	39,300	3,671,013

Chemicals - 3.59%
	Hercules, Inc.	70,000	1,354,500
	ICO, Inc.*	81,843	1,050,864
	Penford Corp.	95,497	2,443,768
	Terra Industries, Inc.*(a)	131,300	6,270,888
	Zep, Inc.*	20,000	277,400

			11,397,420

Commercial Services - 8.11%
	Albany Molecular Research, Inc.*	130,670	1,879,035
	CDI Corp.	91,800	2,227,068
	Deluxe Corp.	119,000	3,913,910
	DynCorp. International, Inc.*	131,500	3,534,720
	Emergency Medical Services Corp.(a)	106,700	3,124,176
	MAXIMUS, Inc.	61,000	2,355,210
	MPS Group, Inc.*	246,500	2,696,710
	Quanta Services, Inc.*	230,500	6,048,320

			25,779,149

Computers - 0.52%
	Hutchinson Technology, Inc.*	28,639	753,779
	Syntel, Inc.	23,305	897,708

			1,651,487

Distribution/Wholesale - 0.01%
	Chindex International, Inc.*	705	24,344

Diversified Financial Services - 0.77%
	Nasdaq Stock Market, Inc.*(a)	49,660	2,457,673

Industry	Company	Shares	Value

Electric Utilities - 4.05%
	Central Vermont Public Service Corp.	59,018	$1,820,115
	El Paso Electric Co.*	118,100	3,019,817
	MGE Energy, Inc.	96,300	3,415,761
	Portland General Electric Co.	166,350	4,621,203

			12,876,896

Electrical Components & Equipment - 3.29%
	Belden, Inc.	50,000	2,225,000
	General Cable Corp.*	112,200	8,222,016

			10,447,016

Electronics - 1.26%
	Avnet, Inc.*	25,000	874,250
	Cubic Corp.	79,700	3,124,240

			3,998,490

Energy-Alternative Sources - 1.46%
	Headwaters, Inc.*(a)	396,000	4,649,040

Engineering & Construction - 10.83%
	EMCOR Group, Inc.*	161,000	3,804,430
	Foster Wheeler, Ltd.*	47,600	7,378,952
	McDermott International, Inc.*	294,600	17,390,238
	Michael Baker Corp.*	65,300	2,683,830
	Perini Corp.*	76,400	3,164,488

			34,421,938

Environmental Control - 0.38%
	Metalico, Inc.	111,385	1,207,413

Food - 4.14%
	Cal-Maine Foods, Inc.(a)	147,900	3,923,787
	Corn Products International, Inc.	75,000	2,756,250
	Imperial Sugar Co.(a)	102,771	1,929,012
	Ingles Markets, Inc.	5,000	126,950
	Spartan Stores, Inc.	193,300	4,416,905

			13,152,904

Forest Products & Paper - 0.49%
	Rock-Tenn Co.	61,797	1,570,262

Hand/Machine Tools - 1.16%
	Hardinge, Inc.	79,300	1,330,654
	Regal-Beloit Corp.(a)	52,500	2,359,875

			3,690,529

Healthcare-Services - 4.48%
	Air Methods Corp.*	119,900	5,955,433
	AMERIGROUP Corp.*	134,800	4,913,460

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Small-Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2007 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Healthcare-Services (continued)
	Humana, Inc.*(a)	13,460	$1,013,673
	Kindred Healthcare, Inc.*	83,100	2,075,838
	RadNet, Inc.	28,914	293,477

			14,251,881

Household Products 0.57%
	Blyth, Inc.	83,100	1,823,214

Insurance - 6.57%
	American Physicians Capital, Inc.	88,500	3,669,210
	Amerisafe, Inc.*	36,947	573,048
	CNA Surety Corp.*	9,800	193,942
	Meadowbrook Insurance Group, Inc.*	144,200	1,356,922
	Navigators Group, Inc.*	81,700	5,310,500
	Odyssey Re Holdings Corp.	44,400	1,629,924
	RLI Corp.	78,700	4,469,373
	Tower Group, Inc.	110,000	3,674,000

			20,876,919

Internet - 0.95%
	FTD Group, Inc.	235,200	3,029,376

Iron/Steel - 3.56%
	AK Steel Holding Corp.*	85,000	3,930,400
	Cleveland-Cliffs, Inc.	51,200	5,160,960
	Steel Dynamics, Inc.	37,400	2,227,918

			11,319,278

Leisure Time - 1.10%
	Callaway Golf Co.	199,800	3,482,514

Machinery-Diversified - 3.71%
	Gardner Denver, Inc.*	112,400	3,709,200
	Robbins & Myers, Inc.	107,000	8,092,410

			11,801,610

Mining - 1.13%
	AMCOL International Corp.	99,600	3,588,588

Miscellaneous Manufacturing - 2.91%
	Ceradyne, Inc.*	40,000	1,877,200
	Koppers Holdings, Inc.	74,000	3,199,760
	LSB Industries, Inc.*	147,800	4,170,916

			9,247,876

Oil & Gas - 3.26%
	Frontier Oil Corp.	30,000	1,217,400
	Parker Drilling Co.*	281,800	2,127,590
	Stone Energy Corp.*	77,100	3,616,761
	Tesoro Corp.	71,400	3,405,780

			10,367,531

Industry	Company	Shares	Value

Oil & Gas Services - 3.85%
	Dril-Quip, Inc.*	108,400	$6,033,544
	Hornbeck Offshore Services, Inc.*(a)	138,200	6,212,090

			12,245,634

Packaging & Containers - 2.00%
	Greif, Inc.	52,200	3,412,314
	Packaging Corp. of America	104,600	2,949,720

			6,362,034

Pharmaceuticals - 3.58%
	Anika Therapeutics, Inc.	42,800	621,456
	BioScrip, Inc.*	211,100	1,631,803
	NBTY, Inc.*	26,100	715,140
	Onyx Pharmaceuticals, Inc.*	76,300	4,243,806
	Perrigo Co.	118,900	4,162,689

			11,374,894

Retail - 4.64%
	Big Lots, Inc.*	128,500	2,054,715
	EZCORP, Inc.*	396,000	4,470,840
	PC Connection, Inc.*	137,300	1,558,355
	Rush Enterprises, Inc.*	195,000	3,545,100
	Systemax, Inc.(a)	152,950	3,107,944

			14,736,954

Semiconductors - 2.04%
	Amkor Technology, Inc.*(a)	760,700	6,488,771

Software - 0.97%
	Compuware Corp.*	346,100	3,073,368

Telecommunications - 0.99%
	Anixter International, Inc.*	18,000	1,120,860
	RF Micro Devices, Inc.*(a)	355,800	2,031,618

			3,152,478

Toys/Games/Hobbies - 0.77%
	Hasbro, Inc.	95,900	2,453,122

Transportation - 3.73%
	Gulfmark Offshore, Inc.*	59,245	2,772,073
	HUB Group, Inc.*	107,400	2,854,692
	Kirby Corp.*	110,200	5,122,096
	Tidewater, Inc.(a)	20,000	1,097,200

			11,846,061

TOTAL COMMON STOCKS - 98.44%			312,942,630

(Cost $259,311,209)

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Small-Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2007 (Unaudited)

	Rate^	Shares	Value

MONEY MARKET FUNDS - 2.86%
BlackRock TempCash Liquidity Fund, Institutional Shares #21	4.78%	9,096,026	$9,096,026

TOTAL MONEY MARKET FUNDS - 2.86%			9,096,026

(Cost $9,096,026)

TOTAL INVESTMENTS - 101.30%			$322,038,656
(Cost $268,407,235)
Liabilities in Excess of Other Assets - (1.30)%			(4,121,490)

NET ASSETS - 100.00%			$317,917,166

*	Non-income producing security.
^	Rate disclosed is as of December 31, 2007.
(a)	This security or a portion of the security is out on loan at December 31, 2007. Total loaned securities had a market value of $33,791,126 at December 31, 2007.

See Notes to Financial Statements.

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Large-Cap Growth Fund

MANAGER’S COMMENTARY

(Unaudited)

December 31, 2007

Dear Fellow Large-Cap Growth Fund Shareholder,

For the fourth quarter in a row, our Large-Cap Growth Fund outperformed its primary market benchmark and its peer benchmark. In the context of a declining market and growing economic concerns, our Fund nevertheless squeaked out a small gain of 0.81%. This performance compares to a decline of 0.77% for the Russell 1000 Growth Index and a slight return of 0.30% for the Lipper Large-Cap Growth Funds Index. This was an OK quarter on a relative basis.

For the six month semi-annual period, our Fund gained 6.45%, beating the Russell 1000 Growth Index (up 3.41%), but barely lagging the Lipper Large-Cap Growth Funds Index (up 6.80%). This period was marked by extreme market volatility, as investors faced the growing subprime debacle that morphed into a true credit crisis.

For the full calendar year, we are quite pleased with our Fund’s absolute and relative return. The Large-Cap Growth Fund gained more 19.01% for the 12-months ending December 31, 2007, far exceeding the performance of the Russell 1000 Growth Index (11.81%) and the Lipper Large-Cap Growth Funds Index (14.97%).

The table below presents our December quarter, six-month, one-year, and life-to-date financial results according to the formula required by the SEC. See the next page for a graph of performance since inception.

	Dec. Qtr. 10/1/07 to 12/31/07	6 Month 7/1/07 to 12/31/07	1 Year 1/1/07 to 12/31/07	Life-to-Date 10/31/03 to 12/31/07

Large-Cap Growth Fund	0.81%	6.45%	19.01%	10.36%
Russell 1000 Growth Index	-0.77%	3.41%	11.81%	8.90%
Lipper Large-Cap Growth Funds Index	0.30%	6.80%	14.97%	9.23%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Russell 1000 Growth Index is an unmanaged index which consists of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values with dividends reinvested. The Lipper Large-Cap Growth Funds Index is an index of large-company, growth-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2007, Large-Cap Growth Fund ranked 149th of 518 multi-cap growth funds for the twelve-month period ended December 31, 2007 and 211th of 367 such funds since inception in October, 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

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Large-Cap Growth Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Large-Cap Growth Fund vs. Lipper Large-Cap Growth Funds Index & Russell 1000 Growth Index 10/31/03 to 12/31/07

Detailed Explanation of Quarterly Performance—What Worked Well

The Short Version:  Seven sectors were represented in the list of top performers for the December quarter, reflecting the strong diversification of the Fund. Two chemical companies (including our top holding) highlighted the list and contributed about 1.5% to the overall performance.

These are the ten best-performing stocks for the quarter ended December, 31, 2007:

Rank	Description	Industry	% Gain
1	Mosaic Co	Chemicals	63.6%
2	MEMC Electronic Materials Inc	Semiconductors	50.3%
3	Intuitive Surgical Inc	Healthcare-Products	35.8%
4	Express Scripts Inc	Pharmaceuticals	30.7%
5	Apple Inc	Computers	29.0%
6	Monsanto Co	Chemicals	27.7%
7	Sunpower Corp	Energy-Alternate Sources	26.9%
8	IntercontinentalExchange Inc	Diversified Financial Services	26.7%
9	Google Inc	Internet	21.9%
10	Allegheny Energy Inc	Electric	21.7%

The Mosaic Company was the Fund’s top performer and earned over 60% for the three-month period. Based in Minneapolis, Minnesota, the chemical company is a leading global manufacturer of crop nutrients which serve as primary ingredients for fertilizer. Two significant factors have surfaced as of late that greatly benefited fertilizer companies like Mosaic. Rising oil prices and government subsidies have led to increased demand for ethanol, which has prompted greater production of corn. Additionally, as the populations in China and other developing Asian and Latin American countries become increasingly affluent, their residents are adding more meat to their diets. As a result, corn and others feed grains have been met with even greater global demand thus, the need for more fertilizer. During the past quarter, the company used its recent windfall from ongoing business operations to pay down long-term debt and strengthen its overall financial position. The stock contributed 1% to the performance of the Fund during the quarter.

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Large-Cap Growth Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Detailed Explanation of Quarterly Performance—What Didn’t Work

The Short Version:  Consumer-related companies dominated our poor-performers last quarter with a total of six holdings (including four consumer, cyclical stocks) making the list. Given the growing fears that an economic slowdown would hinder consumer activity, many of these stocks gave up ground over the last three months. The six consumer-related holdings cost the Fund 1.75% in return.

These are the ten worst-performing stocks for the quarter ended December, 31, 2007:

Rank	Description	Industry	% Loss
1	SanDisk Corp	Computers	-39.8%
2	Celgene Corp	Biotechnology	-35.6%
3	Coach Inc	Retail	-35.3%
4	Wynn Resorts Ltd	Lodging	-33.9%
5	CB Richard Ellis Group Inc	Real Estate	-22.6%
6	Nordstrom Inc	Retail	-21.7%
7	Mattel Inc	Toys/Games/Hobbies	-18.8%
8	Lam Research Corp	Semiconductors	-18.8%
9	Zimmer Holdings Inc	Healthcare-Products	-18.3%
10	Cisco Systems Inc	Telecommunications	-18.3%

The Fund’s worst performer, SanDisk Corporation, produces and sells flash memory cards for use in electronic products, namely MP3 players. In October, the company reported lower than anticipated earnings, though management attributed the results to one-time acquisition costs. During the quarter, SanDisk filed over two dozen patent infringement lawsuits against competitors, primarily Asian companies; some analysts believe that prospects for significant success are poor due to the weak intellectual property laws in China. The company was also a victim of the weaker economy and fears that consumer activity will falter in the days (and months) ahead. SanDisk cost the Fund about 0.4% in return during the quarter.

Detailed Explanation of Calendar Year Performance—What Worked Well

The Short Version:  With a gain of close to 20%, lots of things went right for the Fund during the prior 12 months. The two best performing stocks were technology holdings, and both earned well over 100% over the calendar year; combined they contributed almost 4% to the Fund return.

These are the ten best performers for the calendar year ended December 31, 2007:

Rank	Description	Industry	% Gain
1	Apple Inc	Computers	126.7%
2	MEMC Electronic Materials Inc	Semiconductors	126.1%
3	National Oilwell Varco Inc	Oil & Gas Services	87.1%
4	Cameron International Corp	Oil & Gas Services	81.5%
5	Precision Castparts Corp	Metal Fabricate/Hardware	77.2%
6	Express Scripts Inc	Pharmaceuticals	76.5%
7	Smith International Inc	Oil & Gas Services	68.6%
8	Mosaic Co	Chemicals	63.6%
9	Monsanto Co	Chemicals	62.8%
10	Noble Energy Inc	Oil & Gas	62.1%

Apple Inc. topped the Fund’s list of best performers and returned over 125% in 2007. The company reported a 67% increase in earnings in its latest report, as all the publicity related to the iPhone has led to increased demand for the old trusted iPods and Macs. Apple also successfully launched the iPhone in Europe later in the year and has it sights set on Asia for 2008. Earlier in the year, the SEC announced that they would not be sanctioning Apple for backdated stock options that had been paid to company executives. For the calendar year, the technology giant contributed over 2.5% to the Fund’s performance.

76	Semi-Annual Report | December 31, 2007 (Unaudited)

Large-Cap Growth Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Detailed Explanation of Calendar Year Performance—What Didn’t Work

The Short Version:  Four retailers made the list of the Fund’s poorest performing stocks in 2007, which could be an indication that consumer activity is already slowing as the economic uncertainty continues. Though the final results have yet to be reported, many retailers had been predicting “gloom and doom” for the recent holiday shopping season. Still, those four companies only cost the Fund about 1.25% in return for the calendar year.

These are the ten stocks that performed the worst in the calendar year ended December 31, 2007:

Rank	Description	Industry	% Gain
1	E*Trade Financial Corp	Diversified Financial Services	-36.3%
2	Celgene Corp	Biotechnology	-35.6%
3	Wynn Resorts Ltd	Lodging	-33.9%
4	CB Richard Ellis Group Inc	Real Estate	-33.6%
5	Office Depot Inc	Retail	-33.5%
6	Moody’s Corp	Commercial Services	-32.7%
7	Akamai Technologies Inc	Internet	-29.1%
8	Coach Inc	Retail	-28.8%
9	Kohl’s Corp	Retail	-28.6%
10	Bed Bath & Beyond Inc	Retail	-28.3%

Though retailers dominated the worst performer list, the holding that suffered the largest decline during the calendar year came from the financial services sector. E*Trade was one of many victims of the subprime mortgage fiasco and lost over 35% during the twelve months. The online trading giant had expanded into other areas of financial services and paid dearly for its wholesale mortgage operation. While the company has shut down that segment and is again concentrating on its core trading business, it suffered from significant mortgage-related write-downs that dramatically impacted its bottom line. Still, in 2007, E*Trade only cost the Fund about 0.30% in return.

Top Ten Holdings as of December 31, 2007

Four of our top holdings at the end of the calendar year were among the Fund’s best performers during the December quarter: Apple Inc., Mosaic Co., Intuitive Surgical, and Monsanto Co. Combined, these four companies contributed just under 2.8% to the overall performance during the quarter and represented almost 9% of the net assets of the Fund. Four technology-related companies were among our largest positions. The top 10 holdings accounted for over 20% of the net assets of the Fund.

Rank	Description	Industry	Percent of Net Assets
1	Apple, Inc.	Computers	2.6%
2	Mosaic Co.	Chemicals	2.3%
3	Intuitive Surgical, Inc.	Healthcare-Products	2.2%
4	McDermott International, Inc.	Engineering & Construction	2.2%
5	Microsoft Corp.	Software	2.1%
6	Amazon.com, Inc.	Internet	2.0%
7	Oracle Corp.	Software	2.0%
8	Monsanto Co.	Chemicals	1.9%
9	Coca-Cola Co.	Beverages	1.9%
10	AT&T, Inc.	Telecommunications	1.8%

Total			21.0%

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Large-Cap Growth Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Industry Sector Representation as of December 31, 2007

Here’s the full story on sector allocation as of December 31, 2007: Our Fund’s slight overweighting in basic materials has had a positive effect in the December quarter, as our “picks” performed well as a group. Interestingly, our under-representation of financials also helped significantly. Many banks and related investment stocks got pounded by the subprime lending and related credit crisis. Technology represented our largest sector at the end of the year, and our overweighting relative to the benchmark helped out for the year.

	% of Portfolio	% of S&P 500 Index	Difference
Basic Materials	6.6%	3.4%	3.2%
Communications	11.4%	11.3%	0.1%
Consumer, Cyclical	5.1%	7.1%	-2.0%
Consumer, Non-cyclical	20.8%	20.5%	0.3%
Energy	11.7%	12.9%	-1.2%
Financial	9.0%	17.6%	-8.6%
Industrial	11.5%	11.8%	-0.3%
Technology	20.9%	11.8%	9.1%
Utilities	0.7%	3.5%	-2.8%
Diversified	0.0%	0.1%	-0.1%
Cash	2.3%	0.0%	2.3%

Total	100.0%	100.0%

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of December 31, 2007, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

The Fund is subject to market risk (volatility) and is not an appropriate investment for short-term investors.

Conclusion

Thank you for your continued investment in Large-Cap Growth Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

Your Investment Management Team

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Large-Cap Growth Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2007 (Unaudited)

Industry	Company	Shares	Value

COMMON STOCKS - 99.40%
Advertising - 0.24%
	Omnicom Group, Inc.	10,000	$475,300

Aerospace/Defense - 0.79%
	L-3 Communications Holdings, Inc.(a)	2,000	211,880
	Rockwell Collins, Inc.	18,300	1,317,051

			1,528,931

Auto Manufacturers - 0.19%
	Paccar, Inc.	6,750	367,740

Banks - 2.57%
	Bank of America Corp.	23,700	977,862
	State Street Corp.(a)	17,700	1,437,240
	US Bancorp(a)	81,000	2,570,940

			4,986,042

Beverages - 2.54%
	Coca-Cola Co.	59,300	3,639,241
	PepsiCo, Inc.	16,900	1,282,710

			4,921,951

Biotechnology - 3.02%
	Amgen, Inc.*	15,900	738,396
	Biogen Idec, Inc.*	44,700	2,544,324
	Celgene Corp.*	24,900	1,150,629
	Genentech, Inc.*	21,400	1,435,298

			5,868,647

Chemicals - 5.97%
	Monsanto Co.(a)	32,700	3,652,263
	Mosaic Co.*	47,300	4,462,282
	Potash Corp. of Saskatchewan	24,100	3,469,436

			11,583,981

Computers - 7.64%
	Apple, Inc.*	25,200	4,991,616
	Cognizant Technology Solutions Corp.*	20,000	678,800
	EMC Corp.*	178,400	3,305,752
	Research In Motion, Ltd.*	16,100	1,825,740
	SanDisk Corp.*	35,000	1,160,950
	Sun Microsystems, Inc.*	113,550	2,058,662
	Teradata Corp.*	29,200	800,372

			14,821,892

Cosmetics/Personal Care - 0.69%
	Procter & Gamble Co.	18,232	1,338,594

Industry	Company	Shares	Value

Diversified Financial Services - 5.90%
	Charles Schwab Corp.	124,500	$3,180,975
	CME Group, Inc.	3,200	2,195,200
	Franklin Resources, Inc.	19,800	2,265,714
	Interactive Brokers Group, Inc.*	63,000	2,036,160
	IntercontinentalExchange, Inc.*	1,000	192,500
	T Rowe Price Group, Inc.(a)	25,900	1,576,792

			11,447,341

Electric Utilities - 0.75%
	Allegheny Energy, Inc.	22,900	1,456,669

Electronics - 1.01%
	Waters Corp.*	24,900	1,968,843

Energy-Alternative Sources - 1.01%
	Sunpower Corp.*(a)	15,000	1,955,850

Engineering & Construction - 3.22%
	Jacobs Engineering Group, Inc.*	21,600	2,065,176
	McDermott International, Inc.*	70,900	4,185,227

			6,250,403

Healthcare-Products - 6.40%
	CR Bard, Inc.	1,800	170,640
	Intuitive Surgical, Inc.*	12,900	4,186,050
	Johnson & Johnson	27,300	1,820,910
	Medtronic, Inc.	4,400	221,188
	St Jude Medical, Inc.*	48,100	1,954,784
	Stryker Corp.	38,800	2,899,136
	Zimmer Holdings, Inc.*	17,760	1,174,824

			12,427,532

Healthcare-Services - 0.77%
	UnitedHealth Group, Inc.	25,716	1,496,671

Internet - 4.28%
	Amazon.com, Inc.*	41,900	3,881,616
	eBay, Inc.*(a)	100,200	3,325,638
	Google, Inc.*	1,600	1,106,368

			8,313,622

Lodging - 0.69%
	Wynn Resorts, Ltd.	11,900	1,334,347

Machinery-Diversified - 0.08%
	Rockwell Automation, Inc.	2,400	165,504

80	Semi-Annual Report | December 31, 2007 (Unaudited)

Large-Cap Growth Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2007 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Media - 0.55%
	Walt Disney Co.	33,200	$1,071,696

			1,071,696

Metal Fabrication-Hardware - 1.69%
	Precision Castparts Corp.	23,700	3,287,190

Mining - 0.76%
	Southern Copper Corp.(a)	14,000	1,471,820

Miscellaneous Manufacturing - 2.01%
	Danaher Corp.	14,800	1,298,552
	Dover Corp.	15,700	723,613
	General Electric Co.	23,300	863,731
	Illinois Tool Works, Inc.(a)	19,000	1,017,260

			3,903,156

Oil & Gas - 4.88%
	ConocoPhillips	3,607	318,498
	Exxon Mobil Corp.(a)	33,800	3,166,722
	Noble Corp.	39,700	2,243,447
	Noble Energy, Inc.	17,900	1,423,408
	XTO Energy, Inc.	45,333	2,328,277

			9,480,352

Oil & Gas Services - 5.96%
	Baker Hughes, Inc.	22,700	1,840,970
	Cameron International Corp.*	41,800	2,011,834
	FMC Technologies, Inc.*	30,900	1,752,030
	Grant Prideco, Inc.*	27,200	1,509,872
	National Oilwell Varco, Inc.*(a)	30,400	2,233,184
	Smith International, Inc.	30,200	2,230,270

			11,578,160

Packaging & Containers - 1.72%
	Owens-Illinois, Inc.*	67,400	3,336,300

Pharmaceuticals - 7.71%
	Bristol-Myers Squibb Co.	110,700	2,935,764
	Express Scripts, Inc.*	35,900	2,620,700
	Gilead Sciences, Inc.*	69,240	3,185,732
	Merck & Co., Inc.	50,800	2,951,988
	Pfizer, Inc.	7,200	163,656
	Schering-Plough Corp.	116,800	3,111,552

			14,969,392

Real Estate - 0.62%
	CB Richard Ellis Group, Inc.*(a)	55,800	1,202,490

Industry	Company	Shares	Value

Retail - 3.86%
	Bed Bath & Beyond, Inc.*	13,000	$382,070
	Coach, Inc.*	35,320	1,080,086
	CVS Caremark Corp.	3,340	132,765
	GameStop Corp.*	41,400	2,571,354
	Nordstrom, Inc.(a)	62,140	2,282,402
	Staples, Inc.(a)	25,890	597,282
	Tiffany & Co.	9,700	446,491

			7,492,450

Semiconductors - 5.87%
	Kla-Tencor Corp.	37,950	1,827,672
	Lam Research Corp.*	10,000	432,300
	MEMC Electronic Materials, Inc.*	29,100	2,575,059
	NVIDIA Corp.*(a)	92,700	3,153,654
	Texas Instruments, Inc.	101,790	3,399,786

			11,388,471

Software - 7.91%
	Adobe Systems, Inc.*	10,000	427,300
	BMC Software, Inc.*	5,000	178,200
	CA, Inc.	35,000	873,250
	MasterCard, Inc.	10,000	2,152,000
	Microsoft Corp.	116,200	4,136,720
	Oracle Corp.*	169,200	3,820,536
	Paychex, Inc.	68,000	2,462,960
	SEI Investments Co.	40,200	1,293,234

			15,344,200

Telecommunications - 6.46%
	AT&T, Inc.	83,800	3,482,728
	Cisco Systems, Inc.*	119,200	3,226,744
	Corning, Inc.	59,300	1,422,607
	Harris Corp.	22,100	1,385,228
	Juniper Networks, Inc.*(a)	53,900	1,789,480
	US Cellular Corp.*	14,600	1,227,860

			12,534,647

Toys/Games/Hobbies - 0.49%
	Mattel, Inc.	50,065	953,238

Transportation - 1.15%
	CH Robinson Worldwide, Inc.	22,200	1,201,464
	Expeditors International Washington, Inc.	23,200	1,036,576

			2,238,040

TOTAL COMMON STOCKS - 99.40%			192,961,462

(Cost $156,868,694)

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Large-Cap Growth Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2007 (Unaudited)

	Rate^	Shares	Value

MONEY MARKET FUNDS - 2.51%
BlackRock TempCash Liquidity Fund, Institutional Shares #21	4.78%	4,868,168	$4,868,168

TOTAL MONEY MARKET FUNDS - 2.51%			4,868,168

(Cost $4,868,168)

TOTAL INVESTMENTS - 101.91%			$197,829,630
(Cost $161,736,862)
Liabilities in Excess of Other Assets - (1.91)%			(3,715,678)

NET ASSETS - 100.00%			$194,113,952

*	Non-income producing security.
^	Rate disclosed is as of December 31, 2007.
(a)	This security or a portion of the security is out on loan at December 31, 2007. Total loaned securities had a market value of $25,917,400 at December 31, 2007.

See Notes to Financial Statements.

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Large-Cap Value Fund

MANAGER’S COMMENTARY

(Unaudited)

December 31, 2007

Dear Fellow Large-Cap Value Fund Shareholder,

Our Large-Cap Value Fund outperformed its primary market benchmark in three of the last four quarters. In the context of a declining market, our Fund fell a mild 2.55%, providing some cushion against the downturn of both the Russell 1000 Value Index (-5.80%) and the Lipper Large-Cap Value Funds Index (-4.67%). It was a good quarter of market-beating performance in spite of negative returns.

For the six month semi-annual period, our Fund lost 2.61%, again beating both the Russell 1000 Value Index (down 6.03%), and the Lipper Large-Cap Value Funds Index (down 4.48%). This period was marked by extreme market volatility, as investors faced the growing subprime debacle that morphed into a true credit crisis.

For the full calendar year, our Fund managed a moderate 4.49% return, still beating both our benchmarks as presented below. In 2007, growth stocks moved into the limelight. The markets appear to have strongly reversed the prior trend, which had favored more value-oriented companies (and, since inception, this Fund) over the past seven years.

The table below presents our December quarter, six-month, one-year, and life-to-date financial results according to the formula required by the SEC. It was a “clean sweep,” with the Fund beating both our benchmarks in each period. See the next page for a graph of performance since inception.

	Dec. Qtr. 10/1/07 to 12/31/07	6 Month 7/1/07 to 12/31/07	1 Year 1/1/07 to 12/31/07	Life-to-Date 10/31/03 to 12/31/07

Large-Cap Value Fund	-2.55%	-2.61%	4.49%	13.73%
Russell 1000 Value Index	-5.80%	-6.03%	-0.17%	12.57%
Lipper Large-Cap Value Funds Index	-4.67%	-4.48%	2.46%	11.08%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Russell 1000 Value Index is an unmanaged index which consists of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values with dividends reinvested. The Lipper Large-Cap Value Funds Index is an index of large-company, value-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2007, Large-Cap Value Fund ranked 97th of 441 multi-cap value funds for the twelve-month period ended December 31, 2007 and 34th of 289 such funds since inception in October, 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

84	Semi-Annual Report | December 31, 2007 (Unaudited)

                                    [GRAPHIC]

Large-Cap Value Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Large-Cap Value Fund vs. Lipper Large-Cap Value Funds Index & Russell 1000 Value Index 10/31/03 to 12/31/07

Detailed Explanation of Quarterly Performance—What Worked Well

The Short Version:  Five sectors were represented among our top 10 performers during the December quarter, with three energy companies highlighting the list. Only one holding returned greater than 20% over the past three months and just five appreciated over 10%.

These are the ten best-performing stocks for the quarter ended December 31, 2007:

Rank	Description	Industry	% Gain
1	Express Scripts Inc	Pharmaceuticals	30.8%
2	Berkshire Hathaway Inc Class B	Insurance	19.8%
3	Textron Inc	Miscellaneous Manufacturing	14.6%
4	Medco Health Solutions Inc	Pharmaceuticals	12.2%
5	Chesapeake Energy Corp	Oil & Gas	11.2%
6	Duke Energy Corp	Electric	7.9%
7	Southern Co	Electric	6.8%
8	Valero Energy Corp	Oil & Gas	6.8%
9	Marathon Oil Corp	Oil & Gas	6.7%
10	AON Corp	Insurance	6.4%

Express Scripts was the Fund’s top performer and earned about 30% over the past three months. The company offers retail pharmacy management services (primarily mail order sales) and competes against the more traditional “brick and mortar” pharmacies, particularly in the generic drug markets. In October, the company announced higher earnings on growing generic sales and a declining cost structure. Management also raised its 2008 guidance above analysts’ forecasts. Its stock price moved to an all-time high during the quarter. Express Scripts contributed 0.3% to the return of the Fund.

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Large-Cap Value Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Detailed Explanation of Quarterly Performance—What Didn’t Work

The Short Version:  Five financial services companies made the list of worst quarterly performers as the subprime fiasco continued to gain steam and led to a full-fledge credit crisis. The nation’s (and the world’s) largest banks, savings institutions, and brokerage firms announced record write-downs during the quarter, the result of growing defaults in their mortgage portfolios and losses in related securities. These five companies cost the Fund about 1.5% during the quarter.

These are the ten worst-performing stocks for the quarter ended December 31, 2007:

Rank	Description	Industry	% Loss
1	Qwest Communications Int’l Inc	Telecommunications	-23.5%
2	Mattel Inc	Toys/Games/Hobbies	-18.8%
3	Washington Mutual Inc	Savings & Loans	-18.8%
4	Target Corp	Retail	-17.3%
5	American International Group Inc	Insurance	-17.0%
6	Bank of America Corp	Banks	-16.2%
7	Southern Copper Corp	Mining	-15.1%
8	CNA Financial Corp	Insurance	-14.2%
9	Morgan Stanley	Diversified Financial Services	-13.8%
10	Kla-Tencor Corp	Semiconductors	-13.7%

Though financial services companies dominated our list of weakest holdings and headlined (negatively) the daily business news, Qwest Communications was the Fund’s worst performing stock and the only one to lose more than 20%. In October, the telecommunication giant announced surging profits; however, a closer look inside the numbers revealed a one-time tax benefit that significantly aided the results. In reality, net of that tax benefit, the company actually missed Wall Street’s profit projections and also suffered from declining sales. Qwest continued to suffer from the lower demand for traditional landline and long-distance services, as more customers moved into wireless and/or cable-based plans. In November, its stock price fell to a 52-week low. The holding cost the Fund over 0.35% to the return.

Detailed Explanation of Calendar Year Performance—What Worked Well

The Short Version:  Only four sectors were represented on the top-performer list during the calendar year with consumer, non-cyclicals, energy, and industrials placing three firms each. Rising energy and commodities prices throughout the year contributed to the performances of a number of our top holdings (namely within the mining and oil and gas industries). A total of 21 stocks within our Fund returned greater than 20% during 2007.

These are the ten best performers for the calendar year ended December 31, 2007:

Rank	Description	Industry	% Gain
1	Southern Copper Corp	Mining	95.1%
2	Textron Inc	Miscellaneous Manufacturing	52.1%
3	Parker Hannifin Corp	Miscellaneous Manufacturing	46.9%
4	Express Scripts Inc	Pharmaceuticals	43.6%
5	Valero Energy Corp	Oil & Gas	40.2%
6	Honeywell International Inc	Miscellaneous Manufacturing	36.1%
7	Chesapeake Energy Corp	Oil & Gas	34.9%
8	Aetna Inc	Healthcare-Services	33.7%
9	Marathon Oil Corp	Oil & Gas	31.6%
10	Medco Health Solutions Inc	Pharmaceuticals	30.9%

While many companies in various industries suffered the ill-effects of the plummeting dollar during the year, the Fund’s top performer, Southern Copper Corporation, actually benefited from the currency weakness. Throughout 2007, the mining company reaped the benefits of strong global demand for commodities like copper and developing nations like China took

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Large-Cap Value Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

advantage of the more affordable exports. (The company did give back a bit of ground in the December quarter and was the Fund’s 7th worst performer.) Despite the domestic economic weakness, Southern Copper plans to increase output through 2009 as it maintains a strong pipeline of global projects. Late in the year, the company also avoided the threats of strikes at facilities in Peru. In 2007, Southern Copper contributed 0.76% to the performance of the Fund.

Detailed Explanation of Calendar Year Performance—What Didn’t Work

The Short Version:  Financials almost made a clean sweep among poor performers for the calendar year, as a total of nine holdings (out of 10) made the list. Only food giant, Tyson, stands out among a grouping that reads like a relative “who’s who” of financial services mega-firms. Subprime, credit crisis, mortgage write-downs…say no more. These nine holdings cost the Fund over 3% in annual return.

These are the ten stocks that performed the worst in the calendar year ended December 31, 2007:

Rank	Description	Industry	% Gain
1	E*Trade Financial Corp	Diversified Financial Services	-31.1%
2	Lehman Brothers Holdings Inc	Diversified Financial Services	-30.4%
3	Keycorp	Banks	-26.0%
4	Morgan Stanley	Diversified Financial Services	-20.5%
5	Merrill Lynch & Co Inc	Diversified Financial Services	-20.3%
6	Bank of America Corp	Banks	-19.5%
7	Tyson Foods Inc	Food	-19.4%
8	Allstate Corp/The	Insurance	-18.9%
9	American International Group Inc	Insurance	-18.2%
10	CNA Financial Corp	Insurance	-16.4%

Though not the biggest name, E*Trade was one of many victims of the subprime mortgage fiasco and lost over 30% during the calendar year. The online trading giant had expanded into other areas of financial services and paid dearly for its wholesale mortgage operation. While the company has shut down that segment and is again concentrating on its core trading business, it suffered from significant mortgage-related write-downs that dramatically impacted its bottom line. Still, in 2007, E*Trade only cost the Fund about 0.30% in return. E*Trade is an example of a stock that we own in growth and value portfolios as it was a value stock when we purchased it beginning in late 2003. Our Large-Cap Growth Fund also purchased it, but not until the second quarter of 2006 after it became a growth stock.

Top Ten Holdings as of December 31, 2007

Only two of our top holdings at the end of the calendar year were among the Fund’s best performers during the December quarter: Berkshire Hathaway and Medco Health. Combined, these two companies contributed just under 0.8% to the overall performance during the quarter and represented over 6% of the net assets of the Fund. The top 10 holdings accounted for over 30% of the net assets of the Fund.

Rank	Description	Industry	Percent of Net Assets
1	Hewlett-Packard Co.	Computers	4.2%
2	AT&T, Inc.	Telecommunications	3.7%
3	Goldman Sachs Group, Inc.	Diversified Financial Services	3.5%
4	Berkshire Hathaway, Inc.	Insurance	3.3%
5	Verizon Communications, Inc.	Telecommunications	3.2%
6	Medco Health Solutions, Inc.	Pharmaceuticals	2.8%
7	Exxon Mobil Corp.	Oil & Gas	2.8%
8	Bristol-Myers Squibb Co.	Pharmaceuticals	2.7%
9	Alcoa, Inc.	Mining	2.7%
10	Lockheed Martin Corp.	Aerospace/Defense	2.7%

Total			31.6%

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Large-Cap Value Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Industry Sector Representation as of December 31, 2007

Here's the full story on sector allocation as of December 31, 2007: Financials… Financials… Financials. Our models’ overweighting of financial services companies hindered the Fund’s performance during the December quarter and the calendar year. As mentioned throughout, the negative subprime issues spread throughout the industry and even impacted other sectors as well. Even with this concentration, our models contributed to some nice stock picking which helped the Fund outperform its benchmarks (market and peer) during the quarter.

	% of Portfolio	% of S&P 500 Index	Difference
Basic Materials	8.0%	3.4%	4.6%
Communications	14.0%	11.3%	2.7%
Consumer, Cyclical	1.4%	7.1%	-5.7%
Consumer, Non-cyclical	13.9%	20.5%	-6.6%
Energy	10.8%	12.9%	-2.1%
Financial	29.0%	17.6%	11.4%
Industrial	9.5%	11.8%	-2.3%
Technology	9.0%	11.8%	-2.8%
Utilities	4.3%	3.5%	0.8%
Cash	0.1%	0.1%	0.0%

Total	100.0%	100.0%

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of December 31, 2007, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to market risk (volatility) and is not an appropriate investment for short-term investors.

Conclusion

Thank you for your continued investment in Large-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

Your Investment Management Team

88	Semi-Annual Report | December 31, 2007 (Unaudited)

THIS PAGE INTENTIONALLY LEFT BLANK

www.bridgeway.com	89

Large-Cap Value Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2007 (Unaudited)

Industry	Company	Shares	Value

COMMON STOCKS - 99.71%
Aerospace/Defense - 4.33%
	Lockheed Martin Corp.	18,300	$1,926,258
	Raytheon Co.	20,000	1,214,000

			3,140,258

Banks - 3.79%
	Bank of America Corp.	27,508	1,134,980
	US Bancorp(a)	27,000	856,980
	Wachovia Corp.(a)	20,000	760,600

			2,752,560

Beverages - 0.97%
	Pepsi Bottling Group, Inc.	17,900	706,334

Chemicals - 2.28%
	EI Du Pont de Nemours & Co	37,500	1,653,375

Commercial Services - 1.56%
	RR Donnelley & Sons Co.	30,000	1,132,200

Computers - 7.16%
	Hewlett-Packard Co.	60,000	3,028,800
	International Business Machines Corp.	14,800	1,599,880
	Teradata Corp.*	20,700	567,387

			5,196,067

Diversified Financial Services - 6.69%
	Citigroup, Inc.	21,100	621,184
	Goldman Sachs Group, Inc.	11,800	2,537,590
	JPMorgan Chase & Co.	38,950	1,700,167

			4,858,941

Electric Utilities - 4.28%
	American Electric Power Co., Inc.	24,000	1,117,440
	Duke Energy Corp.	26,100	526,437
	Reliant Energy, Inc.*	33,600	881,664
	Southern Co.	15,050	583,188

			3,108,729

Food - 0.65%
	Safeway, Inc.	13,700	468,677

Healthcare-Services - 1.80%
	Aetna, Inc.	22,600	1,304,698

Insurance - 18.43%
	Aflac, Inc.	15,000	939,450
	Allstate Corp.	14,600	762,558
	AON Corp.(a)	20,000	953,800

Industry	Company	Shares	Value

Insurance (continued)
	Berkshire Hathaway, Inc.*, Class B	510	$2,415,360
	Chubb Corp.	25,100	1,369,958
	CIGNA Corp.	21,000	1,128,330
	CNA Financial Corp.	29,700	1,001,484
	Hartford Financial Services Group, Inc.	17,200	1,499,668
	MetLife, Inc.	31,100	1,916,382
	Prudential Financial, Inc.	15,000	1,395,600

			13,382,590

Internet - 1.37%
	Expedia, Inc.*(a)	31,500	996,030

Media - 3.64%
	Time Warner, Inc.	20,400	336,804
	Walt Disney Co.	46,900	1,513,932
	Washington Post Co.	1,000	791,430

			2,642,166

Mining - 5.69%
	Alcoa, Inc.	52,800	1,929,840
	Freeport-McMoRan Copper & Gold, Inc.	8,156	835,501
	Southern Copper Corp.(a)	13,000	1,366,690

			4,132,031

Miscellaneous Manufacturing - 5.18%
	Eastman Kodak Co.(a)	34,500	754,515
	Honeywell International, Inc.	20,000	1,231,400
	Parker Hannifin Corp.	5,250	395,377
	Textron, Inc.	19,400	1,383,220

			3,764,512

Office/Business Equipment - 1.51%
	Xerox Corp.*	67,600	1,094,444

Oil & Gas - 10.76%
	Chesapeake Energy Corp.(a)	22,000	862,400
	Chevron Corp.	18,514	1,727,912
	ConocoPhillips	21,600	1,907,280
	Exxon Mobil Corp.	21,600	2,023,704
	Marathon Oil Corp.	21,200	1,290,232

			7,811,528

Pharmaceuticals - 8.92%
	Bristol-Myers Squibb Co.	75,000	1,989,000
	Express Scripts, Inc.*	15,000	1,095,000
	Medco Health Solutions, Inc.*	20,000	2,028,000
	Pfizer, Inc.	60,000	1,363,800

			6,475,800

90	Semi-Annual Report | December 31, 2007 (Unaudited)

Large-Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2007 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Retail - 0.63%
	CVS Caremark Corp.	11,480	$456,330
Semiconductors - 0.33%
	Kla-Tencor Corp.	5,000	240,800
Telecommunications - 8.95%
	AT&T, Inc.	65,292	2,713,535
	Corning, Inc.	22,600	542,174
	Qwest Communications International, Inc.*	131,800	923,918
	Verizon Communications, Inc.	53,030	2,316,881

			6,496,508
Toys/Games/Hobbies - 0.79%
	Mattel, Inc.	30,000	571,200

TOTAL COMMON STOCKS - 99.71%			72,385,778

(Cost $56,234,196)

MONEY MARKET FUNDS - 0.08%

	Rate^	Shares	Value
BlackRock TempCash Liquidity Fund, Institutional Shares #21	4.78%	57,622	57,622

TOTAL MONEY MARKET FUNDS - 0.08%			57,622

(Cost $57,622)

TOTAL INVESTMENTS - 99.79%			$72,443,400
(Cost $56,291,818)
Other Assets in Excess of Liabilities - 0.21%			152,721

NET ASSETS - 100.00%			$72,596,121

*	Non-income producing security.
^	Rate disclosed is as of December 31, 2007.
(a)	This security or a portion of the security is out on loan at December 31, 2007. Total loaned securities had a market value of $6,442,980 at December 31, 2007.

See Notes to Financial Statements.

www.bridgeway.com	91

Blue Chip 35 Index Fund

MANAGER’S COMMENTARY

(Unaudited)

December 31, 2007

Dear Fellow Blue Chip 35 Index Fund Shareholder,

For the six months ending December 31, 2007, our Fund rose slightly (up 0.34%), going against the tide of the broader market decline. We beat both of our external benchmarks: the S&P 500 Index (down 1.37%), and the Lipper Large-Cap Core Funds Index (down 0.65%). Our own proprietary index, the Bridgeway Ultra-Large 35 Index, gained 0.35% during the past six months, virtually the same return as our Fund (even after considering our expense ratio). Our Fund was helped by such stocks as Google and Berkshire Hathaway. On the other side of the ledger, our four banks cost us over 4% of total return due to the subprime lending fiasco. We are very pleased with our semi-annual performance compared to each of our performance benchmarks.

For the full calendar year, our Fund was up a reasonable 6.07%, again beating the S&P 500 Index (up 5.49%), but underperforming the Lipper Large-Cap Core Funds Index (up 6.63%). Calendar year 2007 appears to have reversed a seven year trend of smaller company market dominance.

The table below presents our six-month, one-year, five-year, 10-year and life-to-date financial results according to the formula required by the SEC. Taking a longer-term view (our recommended primary area of focus), we have outperformed each of the external benchmark indexes since inception in 1997. We have underperformed our own Ultra-Large 35 Index by less than the amount of our expense ratio—also a favorable result. We are especially pleased that we have beaten the S&P Index over every timeframe except for the “five year” period, even though that benchmark includes more smaller and mid-range stocks (the “sweet” part of the market over the last seven years). Given the shift toward larger company stocks that occurred this year, we look forward to seeing how our Fund will perform in the periods to follow. A graph of performance for the last ten years appears at the top of the following page.

	6 Months 7/1/07 to 12/31/07	1 Year 1/1/07 To 12/31/07	5 Year 1/1/03 to 12/31/07	10 Year 1/1/98 To 12/31/07	Life-to-Date 7/31/97 to 12/31/07

Blue Chip 35 Index Fund	0.34%	6.07%	10.59%	6.62%	6.34%
S&P 500 Index	-1.37%	5.49%	12.82%	5.91%	5.91%
Bridgeway Ultra-Large 35 Index	0.35%	6.28%	10.65%	6.75%	6.47%
Lipper Large-Cap Core Funds Index	-0.65%	6.63%	11.55%	5.23%	5.18%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks with dividends reinvested. The Bridgeway Ultra-Large 35 Index is an index comprised of very large, “blue chip” U.S. stocks, excluding tobacco; it is compiled by the adviser of the Fund. The Lipper Large-Cap Core Funds Index reflects the aggregate record of domestic large-cap core mutual funds as reported by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2007, our Fund ranked 384th of 835 large-cap core funds for the twelve months ended December 31, 2007, 384th of 572 such funds for the last five years, 44th of 287 such funds for the last 10 years and 50th of 266 such funds since inception in July 1997. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

92	Semi-Annual Report | December 31, 2007 (Unaudited)

Blue Chip 35 Index Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Blue Chip 35 Index Fund vs. S&P 500 Index & Ultra-Large 35 Index & Lipper Large-Cap Core Funds Index 1/1/98 to 12/31/07

Bigger is Better (for a change)

The Short Version:  While many analysts have been calling for a positive reversal of fortunes for the largest industry leaders versus their small-cap counterparts for some time, their words finally proved prophetic during the past year. This demonstrates two principles we agree with at Bridgeway: a) size domination trends don’t last forever, and b) it’s probably impossible to predict the timing of changes in these trends.

During periods of market uncertainty, investors tend to shy away from the more lightly traded small-cap companies and instead invest in the largest industry leaders that often hold up better during negative times and in the periods that follow. As such, the 2007 calendar year proved far better for investors of large- and ultra-large-cap companies than their small-cap and ultra-small-cap counterparts. To demonstrate this wide dispersion for the calendar year, ultra-large stocks returned over 7% in 2007, while the smallest stocks actually lost about 10%, a huge variation of 17%. This is based on data below from the Center for Research in Security Prices (“CRSP”), which ranks companies by market size. The shift toward larger company stocks is clearly evident during the one year timeframe and shorter. The most recent quarter indicates things could be shifting back in the “bulls-eye” of our Fund.

Company Size According to the CRSP Cap-Based Portfolio Indexes[1]	Dec qtr	6 months	1 year	5 years	80 years[2]
1 (ultra-large)	-2.1%	1.2%	7.1%	11.8%	9.3%
2	-2.6%	-2.3%	7.5%	18.1%	10.8%
3	-5.4%	-6.6%	3.6%	17.2%	11.2%
4	-4.2%	-7.4%	4.4%	17.2%	10.9%
5	-4.9%	-7.3%	8.0%	17.8%	11.6%
6	-3.4%	-5.1%	5.0%	17.7%	11.6%
7	-5.3%	-8.7%	-1.8%	17.7%	11.5%
8	-7.0%	-10.8%	-5.7%	18.1%	11.9%
9	-6.8%	-11.7%	-6.5%	16.7%	12.0%
10 (ultra-small)	-9.1%	-14.4%	-9.9%	21.1%	13.7%

[1]

The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of the publicly traded U.S. stocks with dividends reinvested, grouped by the market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

[2]	December 31, 1927 to December 31, 2007.

www.bridgeway.com	93

Blue Chip 35 Index Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Calendar Year Performance

The Short Version:  Larger company stocks have been the beneficiary in 2007, as investors sought out industry leaders during these times of market and economic uncertainty. Financial services companies were the clear losers over the past 12-months and found themselves in the not-so-prominent spots at the bottom of the Fund’s performance rankings. Technology and energy issues were among the top performers.

Total Return for Blue Chip 35 Index Fund Stocks for the calendar year ended December 31, 2007:

Rank	Company	Industry	% Change
1	Google Inc	Internet	30.8%
2	Berkshire Hathaway Inc Class B	Insurance	23.1%
3	Merck & Co Inc	Pharmaceuticals	19.7%
4	Oracle Corp	Software	18.8%
5	Intel Corp	Semiconductors	18.0%
6	Coca-Cola Co	Beverages	17.5%
7	Microsoft Corp	Software	17.0%
8	Chevron Corp	Oil & Gas	16.5%
9	PepsiCo Inc	Beverages	15.3%
10	ConocoPhillips	Oil & Gas	15.3%
11	Exxon Mobil Corp	Oil & Gas	15.2%
12	United Technologies Corp	Aerospace/Defense	12.4%
13	Procter & Gamble Co	Cosmetics/Personal Care	11.6%
14	AT&T Inc	Telecommunications	10.3%
15	Verizon Communications Inc	Telecommunications	9.8%
16	Texas Instruments Inc	Semiconductors	7.1%
17	Johnson & Johnson	Healthcare-Products	3.1%
18	Wal-Mart Stores Inc	Retail	2.9%
19	International Business Machines Corp	Computers	2.4%
20	3M Co	Miscellaneous Manufacturing	1.8%
21	Eli Lilly & Co	Pharmaceuticals	-0.7%
22	General Electric Co	Miscellaneous Manufacturing	-1.8%
23	United Parcel Service Inc	Transportation	-4.7%
24	Dell Inc	Computers	-4.8%
25	Cisco Systems Inc	Telecommunications	-5.6%
26	JPMorgan Chase & Co	Diversified Financial Services	-6.1%
27	Applied Materials Inc	Semiconductors	-7.6%
28	Pfizer Inc	Pharmaceuticals	-9.1%
29	Wells Fargo & Co	Banks	-12.8%
30	American International Group Inc	Insurance	-13.2%
31	Genentech Inc	Biotechnology	-13.4%
32	Time Warner Inc	Media	-14.6%
33	Bank of America Corp	Banks	-17.4%
34	Wachovia Corp	Banks	-20.8%
35	Home Depot Inc	Retail	-23.6%
36	Citigroup Inc	Diversified Financial Services	-30.7%

94	Semi-Annual Report | December 31, 2007 (Unaudited)

                                    [GRAPHIC]

Blue Chip 35 Index Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Industry Sector Representation as of December 31, 2007

Technology represented the largest sector allocation dispersion between our Fund and the S&P 500 Index. In general, tech-related stocks performed well during the calendar year with Oracle, Intel and Microsoft among our top calendar year performers. The Fund does not have an allocation to Basic Materials, a sector that also did well in 2007.

	% of Portfolio	S&P 500 Index	Difference
Basic Materials	0.0%	3.4%	-3.4%
Communications	14.2%	11.3%	2.9%
Consumer, Cyclical	5.3%	7.1%	-1.8%
Consumer, Non-cyclical	22.3%	20.5%	1.8%
Energy	8.3%	12.9%	-4.6%
Financial	18.0%	17.6%	0.4%
Industrial	10.5%	11.8%	-1.3%
Technology	19.4%	11.8%	7.6%
Utilities	0.0%	3.5%	-3.5%
Cash	2.0%	0.1%	1.9%

Total	100.0%	100.0%

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views, including those of market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2007, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to above average market risk (volatility) and is not an appropriate investment for short-term investors.

Conclusion

Thank you for your continued investment in Blue Chip 35 Index Fund. This Fund remains open to both current and new investors. As always, we appreciate your feedback.

Sincerely,

Your Investment Management Team

www.bridgeway.com	95

Blue-Chip 35 Index Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2007 (Unaudited)

Industry	Company	Shares	Value

COMMON STOCKS - 99.28%
Aerospace/Defense - 2.73%
	United Technologies Corp.	64,580	$4,942,953

Banks - 7.32%
	Bank of America Corp.	101,508	4,188,220
	Wachovia Corp.(a)	128,135	4,872,974
	Wells Fargo & Co.(a)	139,559	4,213,286

			13,274,480

Beverages - 5.89%
	Coca-Cola Co.	88,357	5,422,469
	PepsiCo, Inc.	69,250	5,256,075

			10,678,544

Biotechnology - 2.52%
	Genentech, Inc.*	68,115	4,568,473

Computers - 5.05%
	Dell, Inc.*(a)	183,944	4,508,468
	International Business Machines Corp.(a)	42,942	4,642,030

			9,150,498

Cosmetics/Personal Care - 2.92%
	Procter & Gamble Co.	72,226	5,302,833

Diversified Financial Services - 5.13%
	Citigroup, Inc.	151,049	4,446,882
	JPMorgan Chase & Co.	110,995	4,844,932

			9,291,814

Healthcare-Products - 2.87%
	Johnson & Johnson	77,952	5,199,398

Insurance - 5.79%
	American International Group, Inc.	75,536	4,403,749
	Berkshire Hathaway, Inc., Class B*	1,285	6,085,760

			10,489,509

Internet - 3.59%
	Google, Inc.*	9,405	6,503,370

Media - 2.77%
	Idearc, Inc.(b)	2,211	38,825
	Time Warner, Inc.(a)	301,630	4,979,912

			5,018,737

Industry	Company	Shares	Value

Miscellaneous Manufacturers - 5.24%
	3M Co.	58,728	$4,951,945
	General Electric Co.	122,643	4,546,376

			9,498,321

Oil & Gas - 8.40%
	Chevron Corp.	54,295	5,067,352
	ConocoPhillips	57,515	5,078,575
	Exxon Mobil Corp.(a)	54,187	5,076,780

			15,222,707

Pharmaceuticals - 8.38%
	Eli Lilly & Co.	89,195	4,762,121
	Merck & Co., Inc.	98,235	5,708,436
	Pfizer, Inc.	207,844	4,724,294

			15,194,851

Retail - 5.35%
	Home Depot, Inc.	154,530	4,163,038
	Wal-Mart Stores, Inc.	116,319	5,528,642

			9,691,680

Semiconductors - 8.14%
	Applied Materials, Inc.	273,265	4,853,187
	Intel Corp.	198,023	5,279,293
	Texas Instruments, Inc.	138,690	4,632,246

			14,764,726
Software - 6.48%
	Microsoft Corp.	172,845	6,153,282
	Oracle Corp.*	247,613	5,591,102

			11,744,384

Telecommunications - 8.07%
	AT&T, Inc.	120,025	4,988,239
	Cisco Systems, Inc.*	171,304	4,637,199
	Verizon Communications, Inc.	114,689	5,010,763

			14,636,201

Transportation - 2.64%
	United Parcel Service, Inc.	67,613	4,781,591

TOTAL COMMON STOCKS - 99.28%			179,955,070

(Cost $166,206,125)

96	Semi-Annual Report | December 31, 2007 (Unaudited)

Blue-Chip 35 Index Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2007 (Unaudited)

	Rate^	Shares	Value

MONEY MARKET FUNDS - 2.02%
BlackRock TempCash Liquidity Fund, Institutional Shares #21	4.78%	3,660,320	$3,660,320

TOTAL MONEY MARKET FUNDS - 2.02%			3,660,320

(Cost $3,660,320)

TOTAL INVESTMENTS - 101.30%			$183,615,390
(Cost $169,866,445)
Liabilities in Excess of Other Assets - (1.30)%			(2,360,492)

NET ASSETS - 100.00%			$181,254,898

*	Non-income producing security.
^	Rate disclosed is as of December 31, 2007.
(a)	This security or a portion of the security is out on loan at December 31, 2007. Total loaned securities had a market value of $18,995,068 at December 31, 2007.
(b)	This security is a spin off from Verizon Communications, Inc. The Fund will hold the security for a limited time.

See Notes to Financial Statements.

www.bridgeway.com	97

Balanced Fund

MANAGER’S COMMENTARY

(Unaudited)

December 31, 2007

Dear Fellow Balanced Fund Shareholder:

For the quarter ending December 31, 2007, Balanced Fund gained 2.26%. This compares to a gain of 2.58% for the Bloomberg/EFFAS US Government 1-3 year Total Return Bond Index, a gain of 0.22% for the Balanced Benchmark, a loss of 1.11% for the Lipper Balanced Funds Index and a loss of 3.33% for the S&P 500 Index. All in all, a pretty good quarter.

The Balanced Fund invests in both equity and fixed income securities, while incorporating an options strategy designed to produce a conservative, lower volatility balanced portfolio. During very favorable equity market conditions, the Fund often under-performs many of the more aggressive benchmarks. On the other hand, when stocks decline, Balanced Fund tends to perform better than the equity-only indexes. Such was the case during the last quarter when continued market and economic uncertainty led many investors to a flight-to-quality, ask questions later mentality.

For the six month period ending December 31, 2007, Balanced Fund gained 3.21%. This compares to a gain of 5.24% for the Bloomberg/EFFAS US Government 1-3 Year Total Return Bond Index, a gain of 2.59% for the Balanced Benchmark, a gain of 0.76% for the Lipper Balanced Funds Index and a loss of 1.37% for the S&P 500 Index.

Finally, for the calendar year 2007, Balanced Fund gained 6.58%. This compares to a gain of 7.49% for the Bloomberg/EFFAS US Government 1-3 year Total Return Bond Index, a gain of 6.69% for the Balanced Benchmark, a gain of 6.53% for the Lipper Balanced Funds Index and a gain of 5.49% for the S&P 500 Index.

The table below presents our December quarter, six-month, one-year, five-year and life-to-date financial results according to the formula required by the SEC. A graph of quarterly performance since inception appears on the following page.

	Dec. Qtr. 10/1/07 to 12/31/07	6 Month 7/1/07 to 12/31/07	1 Year 1/1/07 to 12/31/07	5 Year 1/1/03 to 12/31/07	Life-to-Date 6/30/01 to 12/31/07

Balanced Portfolio	2.26%	3.21%	6.58%	9.04%	5.92%
Bloomberg/EFFAS U.S. Government 1-3 Year Total Return Bond Index	2.58%	5.24%	7.49%	3.11%	3.94%
Balanced Benchmark	0.22%	2.59%	6.69%	7.43%	4.23%
S&P 500 Index	-3.33%	-1.37%	5.49%	12.82%	4.67%
Lipper Balanced Funds Index	-1.11%	0.76%	6.53%	10.33%	5.73%

Performance figures quoted in the table above and graph on the next page represent past performance and are no guarantee of future results. The table above and graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Lipper Balanced Funds Index is an index of balanced funds compiled by Lipper, Inc. Balanced Benchmark is a combined index of which 40% reflects the S&P 500 Index (an unmanaged index of large companies with dividends reinvested) and 60% reflects the Bloomberg/ EFFAS U.S. Government 1-3 year Total Return Bond Index (transparent benchmark for the total return of the 1-3 year U.S. Government bond market).

One exercise that I have done before in these letters is to examine our returns on a calendar year basis relative to the percentage increase or decrease of the S&P 500 Index. While not our primary benchmark, I find it very informative given that our investment objective is to “seek a high current return with short-term risk less than or equal to 40% of the stock market.” The numbers are below, and given that we have achieved these returns with a beta of .40 or 60% less risk than the S&P 500, we are quite pleased.

98	Semi-Annual Report | December 31, 2007 (Unaudited)

Balanced Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Year	Balanced Fund	S&P 500 Index	% of S&P 500 Gain/Loss
2007	6.58%	5.49%	119.9%
2006	6.65%	15.79%	42.1%
2005	6.96%	4.91%	141.8%
2004	7.61%	10.88%	69.9%
2003	17.82%	28.68%	62.1%
2002	-3.51%	-22.10%	15.9%

According to data from Lipper, Inc. as of December 31, 2007, the Balanced Fund ranked 154th of 458 Mixed-Asset Moderate funds for the calendar year ended December 31, 2007, 158th of 240 for the past five years and 71st of 191 funds since inception. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

According to data from Morningstar as of December 31, 2007, the Balanced Fund ranked 90th of 609 Conservative Allocation funds for the calendar year ended December 31, 2007 and 31st out of 239 funds for five years. Morningstar ranks funds in various fund categories by making comparative calculations using total returns.

Balanced Fund vs. S&P 500 Index, Bloomberg/EFFAS Bond Index, Balanced Benchmark & Lipper Balanced Funds Index 6/30/01 to 12/31/07

Detailed Explanation of Quarterly Performance—What Worked Well

The Short Version:  Diversification was the name of the game this quarter as seven sectors were represented among the top Fund performers. Of note, three energy companies made the list, while a technology holding led the way in terms of contribution to the overall return of the Fund. While only one stock gained over 50% in value, five others returned over 25% during the three-month period.

These are the ten best-performing stocks for the quarter ended December 31, 2007:

Rank	Description	Industry	% Gain
1	Hess Corp	Oil & Gas	51.6%
2	Archer-Daniels-Midland Co	Agriculture	40.4%
3	Express Scripts Inc	Pharmaceuticals	30.8%
4	Monsanto Co	Chemicals	30.3%
5	Apple Inc	Computers	29.1%
6	Deere & Co	Machinery-Diversified	25.5%
7	EOG Resources Inc	Oil & Gas	23.4%
8	Anadarko Petroleum Corp	Oil & Gas	22.2%
9	Google Inc	Internet	21.9%
10	Allegheny Energy Inc	Electric	21.7%

www.bridgeway.com	99

Balanced Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

An apple a day…well, apparently consumers can’t get enough Apples these days. The computer giant rose almost 30% during the December quarter and contributed over 0.25% to the return of the Fund, the best contribution of any holding. The company reported a 67% increase in earnings in its latest quarterly report as all the publicity related to the iPhone has led to enhanced demand for the old trusted iPods and Macs. Apple also successfully launched the iPhone in Europe during the quarter and has it sights set on Asia for 2008. Meanwhile, the company is benefiting from stronger profit margins as prices of electronic components declined during the quarter.

Detailed Explanation of Quarterly Performance—What Didn’t Work

The Short Version:  Financials and consumer-related companies highlighted the least of poorest performers this quarter, hardly a surprise given the ongoing credit crisis and the “gloom and doom” reports of retailers during the holiday season. Five financial holdings cost the Fund over 1% during the quarter, while three retail firms hindered its overall performance by about 0.15%.

These are the ten worst-performing stocks for the quarter ended December 31, 2007:

Rank	Description	Industry	% Loss
1	E*Trade Financial Corp	Diversified Financial Services	-72.8%
2	SLM Corp	Diversified Financial Services	-59.5%
3	Washington Mutual Inc	Savings & Loans	-47.6%
4	CIT Group Inc	Diversified Financial Services	-40.2%
5	OfficeMax Inc	Retail	-39.7%
6	Citigroup Inc	Diversified Financial Services	-36.9%
7	Coach Inc	Retail	-35.3%
8	Office Depot Inc	Retail	-32.5%
9	Tellabs Inc	Telecommunications	-31.3%
10	Sprint Nextel Corp	Telecommunications	-30.9%

E*Trade Financial was the Fund’s worst performer over the last three months and one of many victims of the subprime mortgage fiasco. During the quarter, the financial company lost over 70% in value. The online trading giant had expanded into other areas of financial services and paid dearly for its wholesale mortgage operation. While the company has shut down that segment and is again concentrating on its core trading business, it suffered from significant mortgage-related write-downs that dramatically impacted its bottom line. During the quarter, E*Trade cost the Fund just under 0.15% in return.

Detailed Explanation of Calendar Year Performance—What Worked Well

The Short Version:  Industrial (5) and basic materials (2) companies were well represented among top performers in 2007 as these seven holdings combined to contribute about 0.75% to the Fund’s performance. Some of these global companies benefited from the weakness in the dollar that led to higher exports abroad, particularly to developing countries like China and India.

Here are the ten best-performing companies for the calendar year ended December 31, 2007:

Rank	Description	Industry	% Gain
1	Monsanto Co	Chemicals	112.6%
2	Express Scripts Inc	Pharmaceuticals	103.9%
3	Hess Corp	Oil & Gas	103.5%
4	Medco Health Solutions Inc	Pharmaceuticals	89.8%
5	Fluor Corp	Engineering & Construction	78.5%
6	Cummins Inc	Machinery-Diversified	73.9%
7	United States Steel Corp	Iron/Steel	65.3%
8	Deere & Co	Machinery-Diversified	56.6%
9	Goodrich Corp	Aerospace/Defense	55.0%
10	Textron Inc	Miscellaneous Manufacturing	52.1%

100	Semi-Annual Report | December 31, 2007 (Unaudited)

Balanced Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Monsanto, the world’s largest agricultural seed company, was the Fund’s top performer in 2007 and one of three holdings to return greater than 100%. A few significant factors have surfaced as of late that greatly benefited agricultural companies. Rising oil prices and government subsidies have led to increased demand for ethanol which has prompted greater production of corn. Additionally, as the populations in China and other developing Asian and Latin American countries become increasingly affluent, their residents are adding more meat to their diets. As a result, corn and others feed grains have been met with even greater global demand. During the year, Monsanto also reaped the benefits of some favorable tax treatments from prior audits and raised its earnings targets for 2008. For the year, the holding contributed over 0.30% to the Fund’s return.

Detailed Explanation of Calendar Year Performance—What Didn’t Work

The Short Version:  While financials and retailers may have merely dominated the quarterly list of poor performers, these firms comprised the calendar year list (of losers) in its entirety. All told, seven financial firms and three consumer-related companies cost the Fund over 2% in return over the past 12-months. Six holdings lost over 50% in value in 2007.

These are the ten worst-performing stocks for the calendar year ended December 31, 2007:

Rank	Description	Industry	% Loss
1	E*Trade Financial Corp	Diversified Financial Services	-84.2%
2	Office Depot Inc	Retail	-63.6%
3	SLM Corp	Diversified Financial Services	-58.7%
4	Countrywide Financial Corp	Diversified Financial Services	-57.4%
5	CIT Group Inc	Diversified Financial Services	-56.9%
6	Washington Mutual Inc	Savings & Loans	-54.5%
7	Moody’s Corp	Commercial Services	-48.3%
8	Citigroup Inc	Diversified Financial Services	-47.2%
9	JC Penney Co Inc	Retail	-43.1%
10	Merrill Lynch & Co Inc	Diversified Financial Services	-42.3%

The list of poor performing companies that hindered the Fund’s return during the calendar year looked like a virtual “who’s who” of global financial mega-giants. The nation’s largest mortgage lender, Countrywide, seemed to be reporting record defaults and loan write-downs with each passing day and turned to Bank of America for a semblance of a “bailout” during the last quarter of the year. Merrill Lynch and Citigroup both gave their top execs their respective walking papers and became beneficiaries of some much needed capital infusions from a handful of foreign government investment arms. As mentioned above, E*Trade suffered from a shift in business model and has since abandoned its wholesale mortgage operation. The seven financial companies cost the Fund over 1.75% during the calendar year.

Background on Fixed Income Securities Strategy

With the weak housing market and the sub-prime mortgage crisis as a back drop, the Fed continued their attempt to bolster the economy by cutting rates. This caused a rising demand for the safe haven in U.S. Government Securities. We assume very little credit and interest rate risk, while structuring a laddered bond portfolio of US Government obligations ranging from three month treasury bills to 10 year notes.

www.bridgeway.com	101

Balanced Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Top Ten Equity Holdings as of December 31, 2007

Here are the top ten equity positions at the end of December. These holdings reveal broad diversity of the Fund and make up above 13% of its total assets. Two of our top holdings (Apple Inc. and Archer-Daniels Midland) were also among the best performers for the quarter. Combined they contributed over 0.5% to the Fund’s return and represented about 2% of net assets.

Rank	Description	Industry	% of Net Assets
1	Bristol-Myers Squibb Co	Pharmaceuticals	1.9%
2	Pfizer Inc	Pharmaceuticals	1.8%
3	Bank of America Corp	Banks	1.6%
4	US Bancorp	Banks	1.5%
5	AT&T Inc	Telecommunications	1.4%
6	Wachovia Corp	Banks	1.2%
7	Apple Inc	Computers	1.2%
8	Cooper Tire & Rubber Co	Auto Parts & Equipment	0.9%
9	Nvidia Corp	Semiconductors	0.8%
10	Archer-Daniels-Midland Co	Agriculture	0.8%

			13.1%

Industry Sector Representation as of December 31, 2007

As of December 31, 2007, equities comprised 57.1% of the Fund, while fixed income securities (mainly government obligations) made up just over 42% of the Fund. The Fund continued to maintain a relatively large weighting in financials (it was our second largest sector), a decision that prompted some losses during both the quarterly and annual time frames and cost us in terms of absolute performance. Still, the models generated some excellent stock picks that propelled the returns into positive territory, while other benchmarks lagged behind.

Common Stock	57.1%
Basic Materials	2.1%
Communications	6.2%
Consumer, Cyclical	3.9%
Consumer, Non-cyclical	13.7%
Energy	5.7%
Financial	12.9%
Industrial	6.0%
Technology	5.4%
Utilities	1.2%
U.S. Government Obligations	40.5%
Corporate Notes	2.3%
Covered Call Options Written	-0.6%
Put Options Written	-0.5%
Money Market Funds	1.1%

Total	100.0%

102	Semi-Annual Report | December 31, 2007 (Unaudited)

Balanced Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views, including those of market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2007, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies, and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options, futures, and leverage magnifies the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in theory, expose shareholders to unlimited loss. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole. The Fund uses an option writing strategy in which the Fund may sell covered calls or secured put options. Up to 75% of Fund assets may be invested in common stocks and options. Options are subject to special risks and may not fully protect the Fund against declines in the value of its stocks. In addition, an option writing strategy limits the upside profit potential normally associated with stocks. Finally, the Fund’s fixed-income holdings are subject to three types of risk. Interest rate risk is the chance that bond prices overall will decline as interest rates rise. Credit risk is the chance a bond issuer will fail to pay interest and principal. Prepayment risk is the chance a mortgage-backed bond issuer will repay a higher yielding bond, resulting in a lower paying yield.

Conclusion

In closing, we would like to thank you for your continued investment in Balanced Fund. We appreciate your feedback, so please call or write us with any questions or comments. We work for you and value your input.

Sincerely,

Your Investment Management Team

www.bridgeway.com	103

Balanced Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2007 (Unaudited)

Industry	Company	Shares	Value

COMMON STOCKS - 55.85%
	Advertising - 0.11%
	Omnicom Group, Inc.	2,000	$95,060

	Aerospace/Defense - 1.25%
	Boeing Co.	1,100	96,206
	General Dynamics Corp.	1,400	124,586
	Goodrich Corp.(a)	1,800	127,098
	Lockheed Martin Corp.	3,470	365,252
	Northrop Grumman Corp.	2,200	173,008
	Rockwell Collins, Inc.	1,000	71,970
	United Technologies Corp.	1,740	133,180

			1,091,300

	Agriculture - 0.83%
	Archer-Daniels-Midland Co.(b)	15,600	724,308

	Auto Manufacturers - 0.19%
	Paccar, Inc.	3,000	163,440

	Auto Parts & Equipment - 0.98%
	Cooper Tire & Rubber Co.(b)	45,000	746,100
	Johnson Controls, Inc.	2,340	84,334
	WABCO Holdings, Inc.	600	30,054

			860,488

	Banks - 6.79%
	Bank of America Corp.(b)	34,100	1,406,966
	Bank of New York Mellon Corp.(b)	8,032	391,640
	BB&T Corp.(a)	6,500	199,355
	KeyCorp.	5,400	126,630
	Northern Trust Corp.	2,900	222,082
	Regions Financial Corp.(b)	22,200	525,030
	State Street Corp.(a)	3,300	267,960
	SunTrust Banks, Inc.(a)(b)	3,200	199,968
	Synovus Financial Corp.(b)	1,000	24,080
	US Bancorp(a)(b)	40,300	1,279,122
	Wachovia Corp.(a)(b)	27,389	1,041,604
	Wells Fargo & Co.(a)(b)	8,200	247,558

			5,931,995

	Beverages - 1.20%
	Anheuser-Busch Cos, Inc.(b)	2,000	104,680
	Brown-Forman Corp.(a)	2,500	185,275
	Coca-Cola Co.	4,300	263,891
	Pepsi Bottling Group, Inc.	5,200	205,192
	PepsiCo, Inc.	3,800	288,420

			1,047,458

	Biotechnology - 0.42%
	Biogen Idec, Inc.*(b)	2,200	125,224
	Genzyme Corp.*	3,300	245,652

			370,876

Industry	Company	Shares	Value

	Chemicals - 1.30%
	Dow Chemical Co.(b)	5,000	$197,100
	Monsanto Co.(a)(b)	4,700	524,943
	Sherwin-Williams Co.(a)	3,500	203,140
	Sigma-Aldrich Corp.	3,800	207,480

			1,132,663

	Commercial Services - 0.40%
	Equifax, Inc.	2,600	94,536
	Moody’s Corp.(a)	800	28,560
	Robert Half International, Inc.	600	16,224
	RR Donnelley & Sons Co.(b)	2,200	83,028
	Western Union Co.	5,100	123,828

			346,176

	Computers - 2.30%
	Apple, Inc.*(b)	5,200	1,030,016
	Hewlett-Packard Co.(b)	7,800	393,744
	International Business Machines Corp.	1,000	108,100
	NCR Corp.*(b)	6,300	158,130
	Network Appliance, Inc.*	5,800	144,768
	Teradata Corp.*	6,300	172,683

			2,007,441

	Cosmetics/Personal Care - 0.81%
	Colgate-Palmolive Co.(b)	4,400	343,024
	Estee Lauder Cos, Inc.(b)	1,600	69,776
	Procter & Gamble Co.	4,000	293,680

			706,480

	Distribution/Wholesale - 0.05%
	WW Grainger, Inc.	500	43,760

	Diversified Financial Services - 2.72%
	Ameriprise Financial, Inc.(a)	2,780	153,206
	Bear Stearns Cos, Inc.(b)	700	61,775
	Charles Schwab Corp.(b)	16,300	416,465
	CIT Group, Inc.	4,900	117,747
	Citigroup, Inc.(b)	5,100	150,144
	Discover Financial Services(b)	1,550	23,374
	E*Trade Financial Corp.*(a)(b)	11,400	40,470
	Franklin Resources, Inc.(b)	2,800	320,404
	Goldman Sachs Group, Inc.	1,100	236,555
	Lehman Brothers Holdings, Inc.	4,400	287,936
	Merrill Lynch & Co., Inc.(b)	1,600	85,888
	Morgan Stanley(b)	3,100	164,641
	SLM Corp.(b)	810	16,313
	T Rowe Price Group, Inc.(a)	5,000	304,400

			2,379,318

104	Semi-Annual Report | December 31, 2007 (Unaudited)

Balanced Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2007 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
	Electric - 0.62%
	AES Corp.*(b)	9,600	$205,344
	Allegheny Energy, Inc.	2,800	178,108
	Dominion Resources, Inc.	1,520	72,124
	Exelon Corp.	1,100	89,804

			545,380

Electrical Components & Equipment - 0.23%
	Emerson Electric Co.	3,600	203,976

	Electronics - 0.23%
	Agilent Technologies, Inc.*	1,900	69,806
	Thermo Fisher Scientific, Inc.*(a)	2,300	132,664

			202,470

	Engineering & Construction - 0.81%
	Fluor Corp.	800	116,576
	McDermott International, Inc.*(b)	10,000	590,300

			706,876

	Entertainment - 0.07%
	International Game Technology	1,200	52,716

	Environmental Control - 0.07%
	Allied Waste Industries, Inc.*	5,200	57,304

	Food - 0.71%
	Campbell Soup Co.(a)(b)	3,200	114,336
	Kraft Foods, Inc.	3,400	110,942
	Kroger Co.	3,800	101,498
	Safeway, Inc.	8,700	297,627

			624,403

	Forest Products & Paper - 0.17%
	International Paper Co.	4,500	145,710

	Gas - 0.56%
	Nicor, Inc.(b)	2,700	114,345
	Sempra Energy(b)	6,000	371,280

			485,625

	Healthcare - Products - 1.72%
	Baxter International, Inc.(b)	6,500	377,325
	Becton Dickinson & Co.	3,420	285,844
	CR Bard, Inc.	3,700	350,760
	Medtronic, Inc.	1,000	50,270
	St Jude Medical, Inc.*	1,080	43,891
	Stryker Corp.(b)	5,260	393,027

			1,501,117

Industry	Company	Shares	Value

	Healthcare - Services - 0.92%
	Aetna, Inc.	2,900	$167,417
	Humana, Inc.*(a)	3,000	225,930
	Laboratory Corp. of America Holdings*	800	60,424
	Quest Diagnostics, Inc.	2,700	142,830
	UnitedHealth Group, Inc.	3,600	209,520

			806,121

	Home Furnishings - 0.06%
	Whirlpool Corp.	600	48,978

	Household Products/Wares - 0.33%
	Clorox Co.	1,530	99,710
	Kimberly-Clark Corp.	2,700	187,218

			286,928

	Housewares - 0.09%
	Newell Rubbermaid, Inc.	2,900	75,052

	Insurance - 3.11%
	ACE, Ltd.	1,400	86,492
	Aflac, Inc.	800	50,104
	Allstate Corp.	1,000	52,230
	AON Corp.(a)	3,500	166,915
	Berkshire Hathaway, Inc., Class B*	120	568,320
	Chubb Corp.	4,500	245,610
	CIGNA Corp.	2,700	145,071
	Genworth Financial, Inc.(b)	2,600	66,170
	Hartford Financial Services Group, Inc.	900	78,471
	MetLife, Inc.	4,600	283,452
	Principal Financial Group, Inc.	4,700	323,548
	Progressive Corp.(b)	5,520	105,763
	Prudential Financial, Inc.	1,200	111,648
	Safeco Corp.	3,420	190,426
	Travelers Cos, Inc.	4,500	242,100

			2,716,320

	Internet - 0.76%
	eBay, Inc.*(a)(b)	6,900	229,011
	Google, Inc.*	600	414,888
	Yahoo!, Inc.*	1,000	23,260

			667,159

	Iron/Steel - 0.19%
	United States Steel Corp.	1,400	169,274

	Leisure Time - 0.15%
	Harley-Davidson, Inc.	2,900	135,459

www.bridgeway.com	105

Balanced Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2007 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Lodging - 0.12%
	Marriott International, Inc.(b)	3,000	$102,540

Machinery - Construction & Mining - 0.12%
	Terex Corp.*	1,600	104,912

Machinery - Diversified - 0.11%
	Deere & Co.	1,000	93,120

Media - 1.46%
	CBS Corp.(b)	5,000	136,250
	Comcast Corp.*(b)	10,950	199,947
	McGraw-Hill Cos, Inc.(a)	4,000	175,240
	News Corp.	14,000	286,860
	Time Warner, Inc.(a)	15,900	262,509
	Walt Disney Co.	6,700	216,276

			1,277,082

Mining - 0.43%
	Alcoa, Inc.(b)	1,600	58,480
	Southern Copper Corp.(b)	2,100	220,773
	Vulcan Materials Co.(a)	1,200	94,908

			374,161

Miscellaneous Manufacturing - 2.24%
	Cooper Industries, Ltd.	5,200	274,976
	Danaher Corp.	3,400	298,316
	Eaton Corp.	2,200	213,290
	General Electric Co.	4,900	181,643
	Honeywell International, Inc.	3,900	240,123
	Illinois Tool Works, Inc.(a)	2,000	107,080
	Parker Hannifin Corp.(b)	4,350	327,598
	Textron, Inc.	4,400	313,720

			1,956,746
Office/Business Equipment - 0.07%
	Pitney Bowes, Inc.(a)	1,600	60,864

Oil & Gas - 4.39%
	Anadarko Petroleum Corp.(b)	4,200	275,898
	Apache Corp.	2,400	258,096
	Chevron Corp.(b)	3,878	361,934
	ConocoPhillips(b)	5,487	484,502
	EOG Resources, Inc.	2,400	214,200
	Exxon Mobil Corp.(a)(b)	5,400	505,926
	Hess Corp.	3,060	308,632
	Marathon Oil Corp.(b)	5,800	352,988
	Nabors Industries, Ltd.*	6,800	186,252
	Occidental Petroleum Corp.(b)	5,300	408,047
	Rowan Cos, Inc.	1,200	47,352
	Sunoco, Inc.(b)	2,400	173,856
	Valero Energy Corp.	3,700	259,111

			3,836,794

Industry	Company	Shares	Value

Oil & Gas Services - 0.84%
	Baker Hughes, Inc.(b)	1,200	$97,320
	Halliburton Co.(a)(b)	11,000	417,010
	National Oilwell Varco, Inc.*(a)	3,000	220,380

			734,710

Packaging & Containers - 0.06%
	Pactiv Corp.*	2,100	55,923

Pharmaceuticals - 6.05%
	Allergan, Inc.	3,800	244,112
	Bristol-Myers Squibb Co.(a)(b)	62,400	1,654,848
	Cardinal Health, Inc.(b)	2,100	121,275
	Express Scripts, Inc.*(b)	4,400	321,200
	Gilead Sciences, Inc.*(b)	9,800	450,898
	Hospira, Inc.*	7,700	328,328
	King Pharmaceuticals, Inc.*(b)	5,500	56,320
	Medco Health Solutions, Inc.*	3,500	354,900
	Merck & Co., Inc.(b)	3,700	215,007
	Pfizer, Inc.(b)	67,600	1,536,548

			5,283,436

Pipelines - 0.25%
	El Paso Corp.	5,000	86,200
	Spectra Energy Corp.	5,250	135,555

			221,755

Retail - 2.09%
	Autozone, Inc.*(a)	1,700	203,847
	Bed Bath & Beyond, Inc.*	2,020	59,368
	Circuit City Stores, Inc.(b)	900	3,780
	Coach, Inc.*	4,600	140,668
	Costco Wholesale Corp.	1,000	69,760
	CVS Caremark Corp.	7,000	278,250
	Dillard’s, Inc.(b)	6,200	116,436
	JC Penney Co., Inc.(a)(b)	2,000	87,980
	Limited Brands, Inc.(b)	4,400	83,292
	Nordstrom, Inc.(a)(b)	5,000	183,650
	Office Depot, Inc.*(b)	4,300	59,813
	OfficeMax, Inc.	1,500	30,990
	Sears Holdings Corp.*(a)	1,200	122,460
	Staples, Inc.(a)	3,950	91,126
	Starbucks Corp.*	3,700	75,739
	Wal-Mart Stores, Inc.	2,600	123,578
	Walgreen Co.(b)	2,500	95,200

			1,825,937

Semiconductors - 1.35%
	Applied Materials, Inc.(b)	10,700	190,032
	NVIDIA Corp.*(a)(b)	21,300	724,626
	Texas Instruments, Inc.(a)	8,070	269,538

			1,184,196

106	Semi-Annual Report | December 31, 2007 (Unaudited)

Balanced Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2007 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Software - 1.62%
	Adobe Systems, Inc.*(b)	7,000	$299,110
	Automatic Data Processing, Inc.	3,700	164,761
	BMC Software, Inc.*	3,920	139,709
	Citrix Systems, Inc.*	4,300	163,443
	IMS Health, Inc.(b)	2,800	64,512
	Intuit, Inc.*	5,600	177,016
	Novell, Inc.*	5,400	37,098
	Oracle Corp.*	11,860	267,799
	Paychex, Inc.	2,900	105,038

			1,418,486

Telecommunications - 3.70%
	AT&T, Inc.(b)	28,700	1,192,772
	Ciena Corp.*(a)(b)	5,942	202,682
	Cisco Systems, Inc.*(b)	14,900	403,343
	Citizens Communications Co.	8,800	112,024
	Corning, Inc.	11,200	268,688
	Embarq Corp.	385	19,069
	Motorola, Inc.	5,300	85,012
	Qualcomm, Inc.	5,300	208,555
	Sprint Nextel Corp.(a)(b)	12,800	168,064
	Tellabs, Inc.*(b)	9,400	61,476
	Verizon Communications, Inc.(b)	11,100	484,959
	Windstream Corp.	1,964	25,571

			3,232,215

Toys/Games/Hobbies - 0.05%
	Mattel, Inc.	2,200	41,888

Transportation - 0.75%
	CSX Corp.(b)	5,400	237,492
	Norfolk Southern Corp.	1,900	95,836
	Union Pacific Corp.	1,400	175,868
	United Parcel Service, Inc.	2,100	148,512

			657,708

TOTAL COMMON STOCKS			48,794,104

(Cost $38,017,603)

CORPORATE NOTES - 2.29%

Due Date	Discount Rate or Coupon Rate	Principal Amount	Value
Holding Companies - Diversified - 2.29%
	Leucadia National Corp. 8/15/2013 7.750%	$2,000,000	$1,997,500

TOTAL CORPORATE NOTES			1,997,500

(Cost $2,062,766)

Due Date	Discount Rate or Coupon Rate	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS - 39.66%
U.S. Treasury Bill - 23.27%
1/10/2008	3.897%	$2,000,000	$1,998,914
2/7/2008	4.251%	5,500,000	5,484,050
4/10/2008	4.092%	2,000,000	1,982,400
5/1/2008	3.955%	3,000,000	2,967,699
5/8/2008	3.784%	2,000,000	1,977,140
5/22/2008	3.443%	4,000,000	3,948,768
6/12/2008	3.190%	2,000,000	1,970,570

			20,329,541

U.S. Treasury Notes - 16.39%
1/31/2008	4.375%	3,000,000	3,003,282
2/15/2008	3.375%	300,000	300,023
8/31/2008	4.875%	300,000	302,625
10/15/2008	3.125%	200,000	199,656
11/15/2008	3.375%	200,000	199,984
4/15/2009	3.125%	300,000	300,141
4/30/2009	4.500%	300,000	305,414
6/15/2009	4.000%	300,000	303,914
8/15/2009	3.500%	200,000	201,328
10/15/2009	3.375%	300,000	301,852
11/15/2009	3.500%	200,000	201,766
11/30/2009	3.125%	300,000	300,328
12/31/2009	3.250%	200,000	200,688
2/15/2010	3.500%	300,000	302,602
4/15/2010	4.000%	300,000	306,094
6/15/2010	3.625%	500,000	506,836
7/15/2010	3.875%	500,000	510,156
10/15/2010	4.250%	500,000	515,976
3/31/2011	4.750%	1,000,000	1,049,062
4/30/2011	4.875%	2,000,000	2,106,562
7/31/2011	4.875%	1,000,000	1,055,312
8/31/2011	4.625%	300,000	314,063
4/30/2012	4.500%	300,000	313,383
11/30/2012	3.375%	300,000	298,992
12/31/2012	3.625%	200,000	201,500
11/15/2013	4.250%	200,000	207,359
2/15/2015	4.000%	200,000	202,828
5/15/2017	4.500%	300,000	310,945

			14,322,671

TOTAL U.S. GOVERNMENT OBLIGATIONS			34,652,212

(Cost $34,264,940)

www.bridgeway.com	107

Balanced Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2007 (Unaudited)

MONEY MARKET FUNDS - 1.12%

	Rate^	Shares	Value
BlackRock TempCash Liquidity Fund, Institutional Shares #21	4.78%	975,523	$975,523

TOTAL MONEY MARKET FUNDS			975,523

(Cost $975,523)

TOTAL INVESTMENTS - 98.92%			$86,419,339
(Cost $75,320,832)
Other Assets in Excess of Liabilities - 1.08%			944,314

NET ASSETS - 100.00%			$87,363,653

*	Non-income producing security.
^	Rate disclosed is as of December 31, 2007.
(a)	This security or a portion of the security is out on loan at December 31, 2007. Total loaned securities had a market value of $10,431,389 at December 31, 2007.
(b)	Security subject to call option written by the Fund.

See Notes to Financial Statements.

108	Semi-Annual Report | December 31, 2007 (Unaudited)

Balanced Fund

SCHEDULE OF OPTIONS WRITTEN

Showing percentage of net assets as of December 31, 2007 (Unaudited)

Company	Number of Contracts	Value

COVERED CALL OPTIONS WRITTEN
Adobe Systems, Inc.
Expiring April, 2008 at $45.00	30	$(6,000)
AES Corp.
Expiring January, 2008 at $22.50	45	(675)
Alcoa, Inc.
Expiring January, 2008 at $42.50	8	(100)
Anadarko Petroleum Corp.
Expiring February, 2008 at $60.00	11	(7,590)
Anheuser-Busch Cos, Inc.
Expiring January, 2008 at $55.00	10	(200)
Apple, Inc.
Expiring January, 2008 at $200.00	15	(12,375)
Applied Materials, Inc.
Expiring January, 2008 at $20.00	50	(375)
Archer-Daniels-Midland Co.
Expiring January, 2008 at $40.00	100	(67,000)
AT&T, Inc.
Expiring January, 2008 at $45.00	100	(600)
Expiring January, 2008 at $42.50	122	(5,429)
Baker Hughes, Inc.
Expiring January, 2008 at $100.00	6	(15)
Bank of America Corp.
Expiring January, 2008 at $45.00	21	(157)
Expiring January, 2008 at $50.00	50	(125)
Expiring January, 2008 at $47.50	270	(675)
Bank of New York Mellon Corp.
Expiring March, 2008 at $50.00	40	(10,000)
Baxter International, Inc.
Expiring January, 2008 at $60.00	15	(825)
Bear Stearns Cos, Inc.
Expiring January, 2008 at $105.00	7	(140)
Biogen Idec, Inc.
Expiring January, 2008 at $80.00	10	(75)
Bristol-Myers Squibb Co.
Expiring March, 2008 at $30.00	100	(2,300)
Expiring January, 2008 at $30.00	138	(414)
Campbell Soup Co.
Expiring February, 2008 at $37.50	15	(825)
Cardinal Health, Inc.
Expiring January, 2008 at $70.00	10	(25)
CBS Corp.
Expiring March, 2008 at $27.50	50	(6,625)
Charles Schwab Corp.
Expiring March, 2008 at $25.00	50	(10,125)
Chevron Corp.
Expiring March, 2008 at $90.00	10	(6,550)
Ciena Corp.
Expiring January, 2008 at $50.00	30	(75)

Company	Number of Contracts	Value

Circuit City Stores, Inc.
Expiring January, 2008 at $12.50	9	$(22)
Cisco Systems, Inc.
Expiring April, 2008 at $30.00	35	(3,343)
Citigroup, Inc.
Expiring January, 2008 at $45.00	26	(13)
Colgate-Palmolive Co.
Expiring January, 2008 at $80.00	14	(490)
Comcast Corp.
Expiring January, 2008 at $17.50	109	(20,438)
ConocoPhillips
Expiring February, 2008 at $85.00	15	(8,663)
Cooper Tire & Rubber Co.
Expiring January, 2008 at $15.00	350	(65,625)
Expiring January, 2008 at $22.50	100	(250)
CSX Corp.
Expiring January, 2008 at $50.00	12	(90)
Dillards, Inc.
Expiring January, 2008 at $20.00	62	(3,100)
Discover Financial Services
Expiring January, 2008 at $17.50	15	(187)
Dow Chemical Co.
Expiring March, 2008 at $45.00	50	(2,375)
E*trade Financial Corp.
Expiring January, 2008 at $12.50	57	(142)
Expiring January, 2008 at $15.00	57	(142)
eBay, Inc.
Expiring January, 2008 at $45.00	35	(87)
Estee Lauder Cos, Inc.
Expiring January, 2008 at $45.00	16	(1,080)
Express Scripts, Inc.
Expiring January, 2008 at $70.00	22	(8,580)
Exxon Mobil Corp.
Expiring January, 2008 at $100.00	13	(228)
Expiring April, 2008 at $100.00	12	(3,300)
Franklin Resources, Inc.
Expiring January, 2008 at $140.00	7	(52)
Genworth Financial, Inc.
Expiring March, 2008 at $30.00	12	(660)
Gilead Sciences, Inc.
Expiring February, 2008 at $50.00	25	(1,750)
Halliburton Co.
Expiring April, 2008 at $40.00	30	(5,250)
Hewlett-Packard Co.
Expiring January, 2008 at $55.00	20	(150)
IMS Health, Inc.
Expiring January, 2008 at $25.00	18	(270)
JC Penney Co., Inc.
Expiring January, 2008 at $75.00	10	(25)

www.bridgeway.com	109

Balanced Fund

SCHEDULE OF OPTIONS WRITTEN (continued)

Showing percentage of net assets as of December 31, 2007 (Unaudited)

Company	Number of Contracts	Value

Covered Call Options Written (continued)
King Pharmaceuticals, Inc.
Expiring January, 2008 at $10.00	30	$(2,325)
Limited Brands, Inc.
Expiring February, 2008 at $17.50	24	(5,340)
Expiring January, 2008 at $22.50	20	(200)
Marathon Oil Corp.
Expiring January, 2008 at $65.00	15	(638)
Expiring April, 2008 at $60.00	15	(8,100)
Marriott International, Inc.
Expiring January, 2008 at $45.00	15	(75)
Expiring April, 2008 at $40.00	15	(1,463)
McDermott International, Inc.
Expiring February, 2008 at $60.00	75	(27,375)
Expiring January, 2008 at $52.50	25	(17,875)
Merck & Co., Inc.
Expiring January, 2008 at $60.00	10	(475)
Merrill Lynch & Co., Inc.
Expiring January, 2008 at $80.00	16	(40)
Monsanto Co.
Expiring January, 2008 at $110.00	12	(7,260)
Morgan Stanley
Expiring January, 2008 at $55.00	31	(3,255)
NCR Corp.
Expiring January, 2008 at $25.00	25	(1,938)
Expiring April, 2008 at $25.00	38	(7,600)
Nicor Inc.
Expiring April, 2008 at $45.00	12	(1,350)
Nordstrom, Inc.
Expiring April, 2008 at $40.00	25	(6,063)
NVIDIA Corp.
Expiring March, 2008 at $37.50	50	(10,250)
Expiring January, 2008 at $40.00	35	(525)
Occidental Petroleum Corp.
Expiring February, 2008 at $75.00	20	(10,400)
Office Depot, Inc.
Expiring January, 2008 at $20.00	43	(107)
Parker Hannifan Corp.
Expiring January, 2008 at $85.00	10	(275)
Pfizer, Inc.
Expiring January, 2008 at $25.00	70	(525)
Expiring March, 2008 at $25.00	300	(8,250)
Progressive Corp.
Expiring February, 2008 at $20.00	25	(1,625)
Regions Financial Corp.
Expiring February, 2008 at $25.00	192	(26,400)
RR Donnelley & Sons Co.
Expiring January, 2008 at $40.00	11	(220)

Company	Number of Contracts	Value

Sempra Energy
Expiring January, 2008 at $65.00	15	$(187)
SLM Corp.
Expiring April, 2008 at $30.00	8	(380)
Southern Copper Corp.
Expiring January, 2008 at $110.00	21	(5,250)
Sprint Nextel Corp.
Expiring January, 2008 at $17.50	75	(188)
Stryker Corp.
Expiring March, 2008 at $75.00	20	(7,500)
Sunoco, Inc.
Expiring February, 2008 at $65.00	24	(21,120)
SunTrust Banks, Inc.
Expiring February, 2008 at $65.00	32	(5,920)
Synovus Financial Corp.
Expiring January, 2008 at $25.00	10	(525)
Tellabs, Inc.
Expiring January, 2008 at $10.00	50	(125)
US Bancorp
Expiring January, 2008 at $32.50	81	(4,253)
Expiring March, 2008 at $25.00	100	(14,250)
Verizon Communications, Inc.
Expiring January, 2008 at $47.50	9	(67)
Expiring February, 2008 at $45.00	25	(2,750)
Wachovia Corp.
Expiring January, 2008 at $45.00	73	(913)
Expiring January, 2008 at $47.50	100	(750)
Expiring February, 2008 at $40.00	100	(14,750)
Walgreen Co.
Expiring January, 2008 at $42.50	13	(97)
Wells Fargo & Co.
Expiring January, 2008 at $32.50	82	(2,050)

TOTAL COVERED CALL OPTIONS WRITTEN		(496,631)

(Cost $(693,712))

110	Semi-Annual Report | December 31, 2007 (Unaudited)

Balanced Fund

SCHEDULE OF OPTIONS WRITTEN (continued)

Showing percentage of net assets as of December 31, 2007 (Unaudited)

Company	Number of Contracts	Value

PUT OPTIONS WRITTEN
AGCO Corp.
Expiring January, 2008 at $65.00	150	$(22,875)
AT&T, Inc.
Expiring January, 2008 at $40.00	50	(2,550)
Bristol-Myers Squibb Co.
Expiring January, 2008 at $27.50	100	(14,500)
CBC Corp.
Expiring January, 2008 at $27.50	100	(7,750)
CBS Corp.
Expiring January, 2008 at $25.00	100	(1,000)
Citigroup, Inc.
Expiring January, 2008 at $30.00	250	(37,125)
Deckers Outdoor Corp.
Expiring January, 2008 at $150.00	100	(45,000)
Dow Chemical Co.
Expiring January, 2008 at $40.00	250	(33,125)
Intuitive Surgery Inc.
Expiring January, 2008 at $300.00	30	(14,700)
Expiring January, 2008 at $250.00	25	(1,187)
Invitrogen Corp.
Expiring February, 2008 at $90.00	40	(10,800)
Expiring January, 2008 at $90.00	40	(4,100)
Expiring January, 2008 at $85.00	80	(2,400)
McDermott International, Inc.
Expiring January, 2008 at $50.00	100	(2,000)
Expiring February, 2008 at $57.50	50	(15,125)
Mosaic Co.
Expiring January, 2008 at $85.00	40	(8,700)
Expiring January, 2008 at $55.00	150	(375)
Expiring February, 2008 at $85.00	40	(18,000)
Onyx Pharmaceuticals, Inc.
Expiring January, 2008 at $55.00	75	(15,188)
Expiring January, 2008 at $50.00	69	(4,140)
OSI Pharmaceuticals, Inc.
Expiring January, 2008 at $50.00	100	(26,250)
Expiring February, 2008 at $50.00	100	(37,500)
Owens-Illinois, Inc.
Expiring January, 2008 at $40.00	150	(375)
Perrigo Co.
Expiring January, 2008 at $30.00	7	(70)
Expiring February, 2008 at $30.00	50	(1,750)
Pfizer, Inc.
Expiring March, 2008 at $22.50	100	(9,250)

Company	Number of Contracts	Value

Potash Corp. of Saskatchewan
Expiring January, 2008 at $125.00	30	$(3,450)
Expiring January, 2008 at $115.00	40	(1,300)
Priceline.com, Inc.
Expiring January, 2008 at $110.00	75	(20,063)
Expiring February, 2008 at $110.00	62	(47,430)
Research In Motion
Expiring January, 2008 at $110.00	25	(9,250)
Southern Copper Corp.
Expiring January, 2008 at $100.00	60	(12,900)
Sunpower Corp.
Expiring January, 2008 at $100.00	50	(1,500)
Verizon Communications, Inc.
Expiring January, 2008 at $42.50	150	(9,750)

TOTAL PUT OPTIONS WRITTEN		(441,478)

(Cost $(751,571))

TOTAL OPTIONS WRITTEN		$(938,109)

(Premiums received $1,445,283)

See Notes to Financial Statements.

www.bridgeway.com	111

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2007 (Unaudited)

ASSETS	Aggressive Investors 1	Aggressive Investors 2	Ultra-Small Company	Ultra-Small Company Market

Unaffiliated investments at value	$383,859,620	$836,175,352	$120,642,662	$979,281,969
Affiliated investments at value	-	-	-	4,637,125

Total Investments at value	383,859,620	836,175,352	120,642,662	983,919,094

Cash	-	-	-	316
Receivables
Due from custodian	-	11,210,589	-	-
Reclaims receivable	1,406	2,113	-	-
Portfolio securities sold	2,616,098	-	-	3,961,528
Fund shares sold	725,044	5,423,200	-	2,583,905
Dividends and interest	121,376	206,128	37,235	1,362,414
From investment adviser	-	-	-	-
Deposits with brokers	-	-	-	-
Total return swaps	128,463	-	-	-
Prepaid expenses	31,629	42,478	5,755	52,749

Total assets	387,483,636	853,059,860	120,685,652	991,880,006

LIABILITIES
Payables
Due to Custodian	11,235,126	-	-	-
Payable for investments purchased	-	15,487,472	968,961	9,369,850
Fund shares redeemed	316,421	330,148	9,980	3,681,760
Covered call options written at value	-	-	-	-
Put options written at value	-	-	-	-
Total return swap	-	-	-	-
Accrued Liabilities
Investment adviser fees	920,725	832,644	91,532	422,624
Administration fees	5,555	11,261	1,778	15,165
Other	102,329	118,444	24,816	156,514

Total liabilities	12,580,156	16,779,969	1,097,067	13,645,913

NET ASSETS	$374,903,480	$836,279,891	$119,588,585	$978,234,093

NET ASSETS REPRESENT
Paid-in capital	$274,064,460	$643,069,525	$101,300,882	$679,149,107
Accumulated net investment income (loss)	(1,694,004)	(1,029,091)	(100,286)	3,499,672
Accumulated net realized gain (loss) from investment transactions	17,982,513	31,374,837	(4,017,980)	13,275,820
Net unrealized appreciation on investments	84,550,511	162,864,620	22,405,969	282,309,494

NET ASSETS	$374,903,480	$836,279,891	$119,588,585	$978,234,093

Shares of common stock outstanding of $.001 par value*	6,500,469	38,379,733	3,995,349	55,008,323

Net asset value per share	$57.67	$21.79	$29.93	$17.78

Unaffiliated investments at cost	$299,437,572	$673,310,732	$98,236,693	$697,612,381
Affiliated investments at cost	$-	$-	$-	$3,997,219

Total investments at cost	$299,437,572	$673,310,732	$98,236,693	$701,609,600
Premiums received on covered call options written	$-	$-	$-	$-
Premiums received on put options written	$-	$-	$-	$-

*	See Note 1 - Organization in the Notes to Financial Statements for shares authorized for each Fund.

See Notes to Financial Statements

112	Semi-Annual Report | December 31, 2007 (Unaudited)

Micro-Cap Limited	Small-Cap Growth	Small-Cap Value	Large-Cap Growth	Large-Cap Value	Blue-Chip 35 Index	Balanced

$54,227,442	$157,626,216	$322,038,656	$197,829,630	$72,443,400	$183,615,390	$86,419,339
-	-	-	-	-	-	-

54,227,442	157,626,216	322,038,656	197,829,630	72,443,400	183,615,390	86,419,339

-	-	-	-	-	-	193,138

-	-	-	-	-	-	-
-	-	-	-	-	-	-
537,645	-	2,208,249	-	-	-	-
37,539	758,001	2,302,840	607,496	185,849	805,835	311,087
43,709	97,333	487,694	167,608	76,746	163,776	297,319
-	-	-	-	-	151	-
-	-	-	-	-	-	1,416,858
-	-	475,664	-	-	-	-
6,341	19,461	21,202	19,218	22,587	17,832	12,209

54,852,676	158,501,011	327,534,305	198,623,952	72,728,582	184,602,984	88,649,950

70,496	-	566	-	-	-	-
-	-	9,145,330	4,336,628	-	3,223,936	-
137,262	136,328	256,357	64,381	67,401	107,216	269,147
-	-	-	-	-	-	496,631
-	-	-	-	-	-	441,478
-	3,256	-	-	-	-	-

11,370	83,189	175,131	83,884	34,119	-	44,312
848	2,343	4,219	2,604	1,154	2,391	1,276
17,021	28,828	35,536	22,503	29,787	14,543	33,453

236,997	253,944	9,617,139	4,510,000	132,461	3,348,086	1,286,297

$54,615,679	$158,247,067	$317,917,166	$194,113,952	$72,596,121	$181,254,898	$87,363,653

$50,336,185	$132,970,066	$261,046,138	$162,558,569	$56,332,296	$170,477,947	$76,649,148
9,343	(227,782)	177,269	14,665	3,166	14,343	973,229

(347,984)	(12,289,096)	2,586,674	(4,552,050)	109,077	(2,986,337)	(1,864,405)
4,618,135	37,793,879	54,107,085	36,092,768	16,151,582	13,748,945	11,605,681

$54,615,679	$158,247,067	$317,917,166	$194,113,952	$72,596,121	$181,254,898	$87,363,653

6,737,107	10,375,316	18,397,111	12,947,822	4,567,443	21,469,373	6,621,677

$8.11	$15.25	$17.28	$14.99	$15.89	$8.44	$13.19

$49,609,307	$119,829,081	$268,407,235	$161,736,862	$56,291,818	$169,866,445	$75,320,832
$-	$-	$-	$-	$-	$-	$-

$49,609,307	$119,829,081	$268,407,235	$161,736,862	$56,291,818	$169,866,445	$75,320,832
$-	$-	$-	$-	$-	$-	$693,712
$-	$-	$-	$-	$-	$-	$751,571

www.bridgeway.com	113

STATEMENTS OF OPERATIONS

Six Months Ended December 31, 2007 (Unaudited)

	Aggressive Investors 1	Aggressive Investors 2	Ultra-Small Company	Ultra-Small Company Market

INVESTMENT INCOME
Dividends	$1,294,849	$2,566,350	$235,827	$4,192,368
Less: foreign taxes withheld	(27,791)	(42,524)	-	(963)
Interest	78,250	298,190	98,373	359,151
Securities lending	178,893	389,448	257,115	2,458,925

Total Investment Income	1,524,201	3,211,464	591,315	7,009,481

EXPENSES
Investment advisory fees - Base fees	1,655,103	3,206,282	585,750	2,708,839
Investment advisory fees - Performance adjustment	1,252,970	423,185	-	-
Administration fees	33,291	66,355	11,634	96,741
Shareholder servicing fees	65,720	162,574	4,527	161,305
Accounting fees	20,621	21,248	20,158	22,224
Transfer agent fees	43,931	115,854	18,468	116,606
Professional fees	26,862	42,972	11,469	70,556
Custody fees	10,447	21,808	9,937	57,505
Directors’ and officers’ fees	9,175	16,604	3,340	28,164
Reports to shareholders	50,114	92,433	17,665	165,940
Blue sky fees	8,995	13,597	803	14,656
Interest expense	26,802	21,639	-	220
Miscellaneous expenses	22,987	39,216	8,330	71,162

Total expenses	3,227,018	4,243,767	692,081	3,513,918

Less investment advisory fees waived	-	-	-	-
Less expense reimbursed by investment adviser	-	-	-	-
Less other expense reimbursements	(1,521)	(3,212)	(499)	(4,123)

Net Expenses	3,225,497	4,240,555	691,582	3,509,795

NET INVESTMENT INCOME (LOSS)	(1,701,296)	(1,029,091)	(100,267)	3,499,686
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized Gain (Loss) on:
Unaffiliated investments	21,855,683	51,306,793	(4,017,971)	15,211,659
Affiliated investments	-	-	-	(387,434)
Written options	503,863	763,376	-	-
Futures	4,034,963	8,068,728	-	(1,471,840)
Swaps	210,987	-	-	-

Net realized gain (loss)	26,605,496	60,138,897	(4,017,971)	13,352,385

Change in Unrealized Appreciation (Depreciation) on:
Investments	12,610,849	20,657,899	(6,949,153)	(121,776,262)
Written options	-	-	-	-
Futures contracts	-	-	-	192,755
Swaps	128,463	-	-	-

Net change in unrealized appreciation (depreciation)	12,739,312	20,657,899	(6,949,153)	(121,583,507)

Net realized and unrealized gain (loss) on investments	39,344,808	80,796,796	(10,967,124)	(108,231,122)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$37,643,512	$79,767,705	$(11,067,391)	$(104,731,436)

See Notes to Financial Statements

114	Semi-Annual Report | December 31, 2007 (Unaudited)

Micro-Cap Limited	Small-Cap Growth	Small-Cap Value	Large-Cap Growth	Large-Cap Value	Blue-Chip 35 Index	Balanced

$136,480	$217,237	$1,021,922	$833,303	$777,688	$1,466,993	$513,101
-	-	-	-	-	-	-
18,044	62,393	174,083	104,583	15,116	46,026	1,141,380
106,558	193,866	125,204	31,392	24,910	16,344	13,532

261,082	473,496	1,321,209	969,278	817,714	1,529,363	1,668,013

260,113	493,267	909,169	421,715	195,699	56,353	261,558
(183,917)	7,443	43,006	7,042	2,079	-	-
5,153	14,708	27,375	15,434	6,944	13,038	7,846
6,048	36,976	48,883	28,376	13,367	8,018	11,445
20,009	20,214	20,439	20,174	20,053	20,095	20,078
9,847	50,450	59,697	26,959	15,753	18,214	23,613
7,728	15,024	21,063	11,899	8,652	9,532	8,862
5,916	11,287	12,910	5,008	8,311	6,247	19,536
1,522	4,185	7,020	3,669	2,167	2,798	2,155
8,385	23,946	38,418	16,393	12,170	14,400	11,596
7,324	9,888	11,427	10,260	9,835	8,117	7,028
84	1,134	-	370	4,615	1,236	1,444
3,860	10,532	16,693	8,413	5,530	7,119	14,814

152,072	699,054	1,216,100	575,712	305,175	165,167	389,975

-	-	-	-	-	(56,353)	-
-	-	-	-	-	(5,047)	-
(224)	(643)	(1,246)	(756)	(301)	(678)	(353)

151,848	698,411	1,214,854	574,956	304,874	103,089	389,622

109,234	(224,915)	106,355	394,322	512,840	1,426,274	1,278,391

1,562,245	2,956,013	3,689,253	269,166	677,466	(58,317)	(654,503)
-	-	-	-	-	-	-
-	-	-	-	-	-	1,713,698
-	-	-	-	-	-	898,005
-	99,695	(120,295)	-	-	-	-

1,562,245	3,055,708	3,568,958	269,166	677,466	(58,317)	1,957,200

(4,748,454)	(10,948,294)	(29,562,010)	9,866,943	(3,575,010)	(1,366,013)	(656,839)
-	-	-	-	-	-	363,422
-	-	-	-	-	-	-
-	(4,735)	547,966	-	-	-	-

(4,748,454)	(10,953,029)	(29,014,044)	9,866,943	(3,575,010)	(1,366,013)	(293,417)

(3,186,209)	(7,897,321)	(25,445,086)	10,136,109	(2,897,544)	(1,424,330)	1,663,783

$(3,076,975)	$(8,122,236)	$(25,338,731)	$10,530,431	$(2,384,704)	$1,944	$2,942,174

www.bridgeway.com	115

STATEMENTS OF CHANGES IN NET ASSETS

	Aggressive Investors 1		Aggressive Investors 2
	Six Months Ended December 31,	Year Ended June 30,	Six Months Ended December 31,	Year Ended June 30,
	2007	2007	2007	2007
	(Unaudited)		(Unaudited)

OPERATIONS
Net investment income (loss)	$(1,701,296)	$(2,879,612)	$(1,029,091)	$(2,250,598)
Net realized gain (loss) on investments	26,605,496	63,389,624	60,138,897	(7,746,640)
Net change in unrealized appreciation/(depreciation) on investments	12,739,312	(25,083,021)	20,657,899	100,819,182

Net increase/(decrease) in net assets resulting from operations	37,643,512	35,426,991	79,767,705	90,821,944

DISTRIBUTIONS:
From net investment income	-	-	-	-
From net realized gains	(59,134,240)	(38,922,847)	(21,016,813)	(12,277,639)

Net decrease in net assets from distributions	(59,134,240)	(38,922,847)	(21,016,813)	(12,277,639)

SHARE TRANSACTIONS:
Proceeds from sale of shares	11,081,596	25,500,417	177,503,230	257,748,964
Reinvestment of distributions	52,128,200	33,935,405	19,722,703	11,193,522
Cost of shares redeemed	(34,773,450)	(126,574,282)	(70,636,218)	(281,809,367)
Redemption fees	-	-	-	-

Net increase/(decrease) in net assets from share transactions	28,436,346	(67,138,460)	126,589,715	(12,866,881)

Net increase/(decrease) in net assets	6,945,618	(70,634,316)	185,340,607	65,677,424

NET ASSETS:
Beginning of period	367,957,862	438,592,178	650,939,284	585,261,860

End of period*	$374,903,480	$367,957,862	$836,279,891	$650,939,284

SHARES ISSUED & REDEEMED
Issued	179,017	449,096	8,360,650	14,911,236
Distributions reinvested	933,528	613,217	936,501	647,402
Redeemed	(556,588)	(2,202,942)	(3,378,771)	(16,441,911)

Net increase/(decrease)	555,957	(1,140,629)	5,918,380	(883,273)
Outstanding at beginning of period	5,944,512	7,085,141	32,461,353	33,344,626

Outstanding at end of period	6,500,469	5,944,512	38,379,733	32,461,353

* Including accumulated net investment income (loss) of:	$(1,694,004)	$7,292	$(1,029,091)	$-

See Notes to Financial Statements

116	Semi-Annual Report | December 31, 2007 (Unaudited)

Ultra-Small Company		Ultra-Small Company Market		Micro-Cap Limited
Six Months Ended December 31,	Year Ended June 30,	Six Months Ended December 31,	Year Ended June 30,	Six Months Ended December 31,	Year Ended June 30,
2007	2007	2007	2007	2007	2007
(Unaudited)		(Unaudited)		(Unaudited)

$(100,267)	$408,100	$3,499,686	$6,105,627	$109,234	$(61,758)
(4,017,971)	25,260,501	13,352,385	51,335,453	1,562,245	(1,910,229)
(6,949,153)	(14,050,480)	(121,583,507)	55,403,853	(4,748,454)	(780,270)

(11,067,391)	11,618,121	(104,731,436)	112,844,933	(3,076,975)	(2,752,257)

(394,094)	-	(2,258,281)	(4,933,248)	(99,891)	-
(15,085,229)	(25,378,384)	(34,714,496)	(22,318,728)	-	(14,955,401)

(15,479,323)	(25,378,384)	(36,972,777)	(27,251,976)	(99,891)	(14,955,401)

220,747	2,892,005	129,195,558	368,886,509	622,358	2,149,314
14,780,751	24,602,886	35,587,475	25,618,053	91,050	14,435,520
(6,102,092)	(8,691,768)	(207,426,425)	(405,818,662)	(5,164,943)	(17,343,613)
-	-	165,225	387,659	-	-

8,899,406	18,803,123	(42,478,167)	(10,926,441)	(4,451,535)	(758,779)

(17,647,308)	5,042,860	(184,182,380)	74,666,516	(7,628,401)	(18,466,437)

137,235,893	132,193,033	1,162,416,473	1,087,749,957	62,244,080	80,710,517

$119,588,585	$137,235,893	$978,234,093	$1,162,416,473	$54,615,679	$62,244,080

6,409	76,935	6,702,175	19,173,707	75,782	235,605
516,990	683,778	2,047,611	1,315,771	11,584	1,651,661
(173,431)	(231,431)	(10,832,273)	(20,839,119)	(617,936)	(1,892,871)

349,968	529,282	(2,082,487)	(349,641)	(530,570)	(5,605)
3,645,381	3,116,099	57,090,810	57,440,451	7,267,677	7,273,282

3,995,349	3,645,381	55,008,323	57,090,810	6,737,107	7,267,677

$(100,286)	$394,075	$3,499,672	$2,258,267	$9,343	$-

www.bridgeway.com	117

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Small-Cap Growth		Small-Cap Value
	Six Months Ended December 31,	Year Ended June 30,	Six Months Ended December 31,	Year Ended June 30,
	2007	2007	2007	2007
	(Unaudited)		(Unaudited)

OPERATIONS
Net investment income (loss)	$(224,915)	$(599,494)	$106,355	$(524,387)
Net realized gain (loss) on investments	3,055,708	(11,045,092)	3,568,958	4,920,957
Net change in unrealized appreciation/(depreciation) on investments	(10,953,029)	18,709,955	(29,014,044)	29,678,491

Net increase/(decrease) in net assets resulting from operations	(8,122,236)	7,065,369	(25,338,731)	34,075,061

DISTRIBUTIONS:
From net investment income	-	-	-	-
From net realized gains	-	-	-	-

Net decrease in net assets from distributions	-	-	-	-

SHARE TRANSACTIONS:
Proceeds from sale of shares	20,816,956	48,904,578	113,120,225	93,045,370
Reinvestment of distributions	-	-	-	-
Cost of shares redeemed	(26,842,317)	(158,852,967)	(50,040,854)	(207,064,202)

Net increase/(decrease) in net assets from share transactions	(6,025,361)	(109,948,389)	63,079,371	(114,018,832)

Net increase/(decrease) in net assets	(14,147,597)	(102,883,020)	37,740,640	(79,943,771)

NET ASSETS:
Beginning of period	172,394,664	275,277,684	280,176,526	360,120,297

End of period*	$158,247,067	$172,394,664	$317,917,166	$280,176,526

SHARES ISSUED & REDEEMED
Issued	1,336,017	3,426,645	6,319,301	5,710,836
Distributions reinvested	-	-	-	-
Redeemed	(1,726,420)	(11,322,443)	(2,873,635)	(13,240,019)

Net increase/(decrease)	(390,403)	(7,895,798)	3,445,666	(7,529,183)
Outstanding at beginning of period	10,765,719	18,661,517	14,951,445	22,480,628

Outstanding at end of period	10,375,316	10,765,719	18,397,111	14,951,445

* Including accumulated net investment income (loss) of:	$(227,782)	$(2,867)	$177,269	$70,914

See Notes to Financials Statements

118	Semi-Annual Report | December 31, 2007 (Unaudited)

Large-Cap Growth		Large-Cap Value		Blue-Chip 35 Index		Balanced
Six Months Ended December 31,	Year Ended June 30,	Six Months Ended December 31,	Year Ended June 30,	Six Months Ended December 31,	Year Ended June 30,	Six Months Ended December 31,	Year Ended June 30,
2007	2007	2007	2007	2007	2007	2007	2007
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$394,322	$271,736	$512,840	$949,079	$1,426,274	$1,363,198	$1,278,391	$1,859,563
269,166	486,313	677,466	2,784,881	(58,317)	(232,846)	1,957,200	(3,724,855)
9,866,943	16,911,227	(3,575,010)	11,542,582	(1,366,013)	10,307,323	(293,417)	6,819,420

10,530,431	17,669,276	(2,384,704)	15,276,542	1,944	11,437,675	2,942,174	4,954,128

(501,206)	(357,354)	(935,231)	(819,616)	(2,216,904)	(1,021,236)	(1,132,035)	(1,860,754)
-	-	(2,259,581)	-	-	-	-	(1,041,917)

(501,206)	(357,354)	(3,194,812)	(819,616)	(2,216,904)	(1,021,236)	(1,132,035)	(2,902,671)

59,689,232	53,352,870	9,205,427	38,671,336	94,135,397	64,503,705	11,027,516	26,839,294
403,318	304,098	3,077,813	794,313	2,117,136	985,385	1,075,310	2,766,204
(14,145,396)	(36,692,288)	(20,202,779)	(55,545,831)	(11,864,974)	(19,293,804)	(13,605,059)	(29,941,283)

45,947,154	16,964,680	(7,919,539)	(16,080,182)	84,387,559	46,195,286	(1,502,233)	(335,785)

55,976,379	34,276,602	(13,499,055)	(1,623,256)	82,172,599	56,611,725	307,906	1,715,672

138,137,573	103,860,971	86,095,176	87,718,432	99,082,299	42,470,574	87,055,747	85,340,075

$194,113,952	$138,137,573	$72,596,121	$86,095,176	$181,254,898	$99,082,299	$87,363,653	$87,055,747

4,199,768	4,091,823	550,246	2,461,638	10,967,050	8,004,336	862,312	2,108,086
27,587	23,573	195,790	49,771	252,040	121,644	82,336	220,590
(1,060,149)	(2,908,564)	(1,222,565)	(3,556,554)	(1,382,510)	(2,381,492)	(1,044,603)	(2,354,584)

3,167,206	1,206,832	(476,529)	(1,045,145)	9,836,580	5,744,488	(99,955)	(25,908)
9,780,616	8,573,784	5,043,972	6,089,117	11,632,793	5,888,305	6,721,632	6,747,540

12,947,822	9,780,616	4,567,443	5,043,972	21,469,373	11,632,793	6,621,677	6,721,632

$14,665	$121,549	$3,166	$425,557	$14,343	$804,973	$973,229	$826,873

www.bridgeway.com	119

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout the period indicated)

		Income from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain\(Loss)	Total from Investment Operations

AGGRESSIVE INVESTORS 1

Period Ended December 31, 2007 (Unaudited)	$61.90	$(0.29)	$6.55	$6.26
Year Ended June 30, 2007	61.90	(0.43)	6.41	5.98
Year Ended June 30, 2006	56.60	(0.42)	12.23	11.81
Year Ended June 30, 2005	49.43	(0.26)	7.43	7.17
Year Ended June 30, 2004	39.94	(0.58)	10.07	9.49
Year Ended June 30, 2003	36.51	(0.27)	3.70	3.43

AGGRESSIVE INVESTORS 2

Period Ended December 31, 2007 (Unaudited)	20.05	(0.03)	2.34	2.31
Year Ended June 30, 2007	17.55	(0.07)	2.94	2.87
Year Ended June 30, 2006	14.72	(0.05)	3.22	3.17
Year Ended June 30, 2005	12.75	(0.04)	2.01	1.97
Year Ended June 30, 2004	10.28	(0.09)	2.56	2.47
Year Ended June 30, 2003	10.25	(0.09)	0.12	0.03

ULTRA-SMALL COMPANY

Period Ended December 31, 2007 (Unaudited)	37.65	(0.03)	(3.27)	(3.30)
Year Ended June 30, 2007	42.42	0.12	3.37	3.49
Year Ended June 30, 2006	38.44	(0.15)	9.23	9.08
Year Ended June 30, 2005	40.97	(0.10)	6.69	6.59
Year Ended June 30, 2004	32.93	(0.33)	13.66	13.33
Year Ended June 30, 2003	28.83	(0.21)	7.99	7.78

ULTRA-SMALL COMPANY MARKET

Period Ended December 31, 2007 (Unaudited)	20.36	0.06	(1.95)	(1.89)
Year Ended June 30, 2007	18.94	0.10	1.76	1.86
Year Ended June 30, 2006	16.96	0.05	2.48	2.53
Year Ended June 30, 2005	16.14	0.02	0.97	0.99
Year Ended June 30, 2004	10.98	0.02	5.16	5.18
Year Ended June 30, 2003	8.70	(0.03)	2.31	2.28

MICRO-CAP LIMITED

Period Ended December 31, 2007 (Unaudited)	8.56	0.02	(0.46)	(0.44)
Year Ended June 30, 2007	11.10	(0.01)	(0.32)	(0.33)
Year Ended June 30, 2006	11.09	(0.13)	1.81	1.68
Year Ended June 30, 2005	10.75	(0.13)	2.45	2.32
Year Ended June 30, 2004	9.36	(0.17)	2.49	2.32
Year Ended June 30, 2003	10.19	(0.11)	0.01	(0.10)

See Notes to Financial Statements

120	Semi-Annual Report | December 31, 2007 (Unaudited)

Less Distributions to Shareholders from							Ratios & Supplemental Data
Net Realized Gain	Net Investment Income	Total Distributions	Paid in Capital from Redemption Fees(a)	Net Asset Value, End of Period	Total Return(b)		Net Assets End of Period (000’s)	Expenses After Waivers and Reimbursements		Expenses Before Waivers and Reimbursements		Net Investment Income (Loss) After Waivers and Reimbursements		Portfolio Turnover Rate

$(10.49)	$-	$(10.49)	$-	$57.67	10.66%		$374,903	1.74	%(c)	1.74	%(c)	(0.92	%)(c)	83%
(5.98)	-	(5.98)	-	61.90	10.79%		367,958	1.72%		1.72%		(0.75%)		115%
(6.51)	-	(6.51)	-	61.90	21.79%		438,592	1.58%		1.58%		(0.69%)		128%
-	-	-	-	56.60	14.51%		368,886	1.58%		1.58%		(0.51%)		155%
-	-	-	-	49.43	23.76%		353,684	1.74%		1.74%		(1.24%)		151%
-	-	-	-	39.94	9.40%		281,375	1.90%		1.90%		(0.81%)		138%

(0.57)	-	(0.57)	-	21.79	11.62%		836,280	1.16	%(c)	1.16	%(c)	(0.28	%)(c)	73%
(0.37)	-	(0.37)	-	20.05	16.68%		650,939	1.22%		1.22%		(0.38%)		124%
(0.34)	-	(0.34)	-	17.55	21.65%		585,262	1.12%		1.12%		(0.26%)		89%
-	-	-	-	14.72	15.45%		156,053	1.37%		1.37%		(0.33%)		148%
-	-	-	-	12.75	24.03%		110,395	1.58%		1.58%		(1.13%)		152%
-	-	-	-	10.28	0.29%		22,107	1.90%		1.90%		(1.05%)		143%

(4.31)	(0.11)	(4.42)	-	29.93	(8.22%)		119,589	1.07	%(c)	1.07	%(c)	(0.15	%)(c)	53%
(8.26)	-	(8.26)	-	37.65	9.12%		137,236	1.09%		1.09%		0.31%		106%
(5.10)	-	(5.10)	-	42.42	25.58%		132,193	1.09%		1.09%		(0.37%)		101%
(9.12)	-	(9.12)	-	38.44	15.37%		110,634	1.12%		1.12%		(0.25%)		86%
(5.29)	-	(5.29)	-	40.97	40.88%		101,233	1.15%		1.15%		(0.84%)		71%
(3.68)	-	(3.68)	-	32.93	32.00%		77,450	1.29%		1.29%		(0.82%)		56%

(0.65)	(0.04)	(0.69)	-	17.78	(9.21%)		978,234	0.65	%(c)	0.65	%(c)	0.65	%(c)	13%
(0.37)	(0.08)	(0.45)	0.01	20.36	10.08%		1,162,416	0.67%		0.67%		0.53%		34%
(0.53)	(0.03)	(0.56)	0.01	18.94	15.13%		1,087,750	0.65%		0.65%		0.27%		27%
(0.15)	(0.03)	(0.18)	0.01	16.96	6.12%		593,883	0.73%		0.73%		0.15%		13%
(0.04)	-	(0.04)	0.02	16.14	47.41%		816,748	0.67%		0.67%		0.11%		19%
-	-	-	-	10.98	26.21	%(d)	312,041	0.75%		0.85%		(0.14%)		18%

-	(0.01)	(0.01)	-	8.11	(5.19%)		54,616	0.53	%(c)	0.53	%(c)	0.38	%(c)	69%
(2.21)	-	(2.21)	-	8.56	(3.43%)		62,244	0.84%		0.84%		(0.09%)		133%
(1.67)	-	(1.67)	-	11.10	14.72%		80,711	1.60%		1.60%		(1.05%)		125%
(1.98)	-	(1.98)	-	11.09	22.94%		66,637	1.75%		1.75%		(1.27%)		87%
(0.93)	-	(0.93)	-	10.75	24.30%		57,750	1.79%		1.79%		(1.50%)		98%
(0.73)	-	(0.73)	-	9.36	0.93	%(d)	56,422	1.90%		2.13%		(1.35%)		99%

www.bridgeway.com	121

FINANCIAL HIGHLIGHTS (continued)

(for a share outstanding throughout the period indicated)

		Income from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain\(Loss)	Total from Investment Operations

Small-Cap Growth

Period Ended December 31, 2007 (Unaudited)	$16.01	$(0.02)	$(0.74)	$(0.76)
Year Ended June 30, 2007	14.75	(0.04)	1.30	1.26
Year Ended June 30, 2006	12.08	(0.03)	2.70	2.67
Year Ended June 30, 2005	10.84	(0.07)	1.31	1.24
Period from October 31, 2003 to June 30, 2004(e)	10.00	(0.05)	0.89	0.84

Small-Cap Value

Period Ended December 31, 2007 (Unaudited)	18.74	0.01	(1.47)	(1.46)
Year Ended June 30, 2007	16.02	(0.03)	2.75	2.72
Year Ended June 30, 2006	12.78	-	3.24	3.24
Year Ended June 30, 2005	10.46	(0.02)	2.34	2.32
Period from October 31, 2003 to June 30, 2004(e)	10.00	(0.03)	0.49	0.46

Large-Cap Growth

Period Ended December 31, 2007 (Unaudited)	14.12	0.03	0.88	0.91
Year Ended June 30, 2007	12.11	0.03	2.02	2.05
Year Ended June 30, 2006	11.00	0.04	1.07	1.11
Year Ended June 30, 2005	10.63	-	0.37	0.37
Period from October 31, 2003 to June 30, 2004(e)	10.00	(0.01)	0.64	0.63

Large-Cap Value

Period Ended December 31, 2007 (Unaudited)	17.07	0.11	(0.57)	(0.46)
Year Ended June 30, 2007	14.41	0.17	2.64	2.81
Year Ended June 30, 2006	12.70	0.17	1.69	1.86
Year Ended June 30, 2005	11.11	0.14	1.55	1.69
Period from October 31, 2003 to June 30, 2004(e)	10.00	0.03	1.08	1.11

Blue-Chip 35 Index

Period Ended December 31, 2007 (Unaudited)	8.52	0.09	(0.06)	0.03
Year Ended June 30, 2007	7.21	0.16	1.26	1.42
Year Ended June 30, 2006	6.86	0.14	0.32	0.46
Year Ended June 30, 2005	7.02	0.14	(0.18)	(0.04)
Year Ended June 30, 2004	6.14	0.10	0.83	0.93
Year Ended June 30, 2003	5.93	0.09	0.21	0.30

Balanced

Period Ended December 31, 2007 (Unaudited)	12.95	0.19	0.22	0.41
Year Ended June 30, 2007	12.65	0.28	0.44	0.72
Year Ended June 30, 2006	11.92	0.22	0.73	0.95
Year Ended June 30, 2005	11.30	0.14	0.66	0.80
Year Ended June 30, 2004	10.05	0.06	1.24	1.30
Year Ended June 30, 2003	9.87	0.10	0.15	0.25

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Total returns for periods less than one year are not annualized.
(c)	Annualized
(d)	Total return would have been lower had various fees not been waived during the period.
(e)	Fund commenced operations on October 31, 2003

See Notes to Financial Statements

122	Semi-Annual Report | December 31, 2007 (Unaudited)

Less Distributions to Shareholders from							Ratios & Supplemental Data
Net Realized Gain	Net Investment Income	Total Distributions	Paid in Capital from Redemption Fees(a)	Net Asset Value, End of Period	Total Return(b)		Net Assets End of Period (000’s)	Expenses After Waivers and Reimbursements		Expenses Before Waivers and Reimbursements		Net Investment Income (Loss) After Waivers and Reimbursements		Portfolio Turnover Rate

$-	$-	$-	$-	$15.25	(4.75%)		$158,247	0.85	%(c)	0.85	%(c)	(0.27	)%(c)	25%
-	-	-	-	16.01	8.54%		172,395	0.92%		0.92%		(0.31)%		37%
-	-	-	-	14.75	22.10%		275,278	0.81%		0.81%		(0.19)%		41%
-	-	-	-	12.08	11.44	%(d)	55,704	0.94%		1.08%		(0.68)%		51%
-	-	-	-	10.84	8.40	%(d)	37,968	0.94	%(c)	1.25	%(c)	(0.74	%)(c)	17%

-	-	-	-	17.28	(7.79%)		317,917	0.80	%(c)	0.80	%(c)	0.07	%(c)	32%
-	-	-	-	18.74	16.98%		280,177	0.88%		0.88%		(0.19%)		58%
-	-	-	-	16.02	25.35%		360,120	0.77%		0.77%		(0.03%)		49%
-	-	-	-	12.78	22.18	%(d)	68,545	0.94%		1.07%		(0.32%)		57%
-	-	-	-	10.46	4.60	%(d)	28,193	0.94	%(c)	1.49	%(c)	(0.42	%)(c)	21%

-	(0.04)	(0.04)	-	14.99	6.45%		194,114	0.68	%(c)	0.68	%(c)	0.47	%(c)	19%
-	(0.04)	(0.04)	-	14.12	16.98%		138,138	0.78%		0.78%		0.25%		39%
-	-	-	-	12.11	10.09%		103,861	0.82%		0.82%		0.31%		26%
-	-	-	-	11.00	3.48	%(d)	42,988	0.84%		1.03%		(0.04%)		20%
-	-	-	-	10.63	6.30	%(d)	39,532	0.84	%(c)	1.13	%(c)	(0.09	%)(c)	7%

(0.51)	(0.21)	(0.72)	-	15.89	(2.61%)		72,596	0.78	%(c)	0.78	%(c)	1.31	%(c)	17%
-	(0.15)	(0.15)	-	17.07	19.57%		86,095	0.79%		0.79%		1.08%		34%
-	(0.15)	(0.15)	-	14.41	14.69	%(d)	87,718	0.84%		0.86%		1.18%		23%
-	(0.10)	(0.10)	-	12.70	15.22	%(d)	27,476	0.84%		1.10%		1.24%		30%
-	-	-	-	11.11	11.10	%(d)	20,598	0.84	%(c)	1.52	%(c)	0.86	%(c)	11%

-	(0.11)	(0.11)	-	8.44	0.34	%(d)	181,255	0.15	%(c)	0.24	%(c)	2.03	%(c)	2%
-	(0.11)	(0.11)	-	8.52	19.81	%(d)	99,082	0.15%		0.35%		1.98%		11%
-	(0.11)	(0.11)	-	7.21	6.64	%(d)	42,471	0.15%		0.47%		1.90%		41%
-	(0.12)	(0.12)	-	6.86	(0.59	%)(d)	34,612	0.15%		0.56%		2.07%		20%
-	(0.05)	(0.05)	-	7.02	15.20	%(d)	35,960	0.15%		0.58%		1.64%		5%
-	(0.09)	(0.09)	-	6.14	5.13	%(d)	7,763	0.15%		1.07%		1.65%		25%

-	(0.17)	(0.17)	-	13.19	3.21%		87,364	0.90	%(c)	0.90	%(c)	2.95	%(c)	18%
(0.15)	(0.27)	(0.42)	-	12.95	5.87	%(d)	87,056	0.94%		0.98%		2.16%		27%
(0.11)	(0.11)	(0.22)	-	12.65	8.01%		85,340	0.94%		0.94%		1.81%		51%
(0.10)	(0.08)	(0.18)	-	11.92	7.15	%(d)	42,264	0.94%		1.19%		1.20%		126%
-	(0.05)	(0.05)	-	11.30	12.94	%(d)	23,212	0.94%		1.51%		0.60%		124%
(0.01)	(0.06)	(0.07)	-	10.05	2.57	%(d)	8,344	0.94%		1.66%		1.06%		98%

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NOTES TO FINANCIAL STATEMENTS

1. Organization:

Bridgeway Funds, Inc. (“Bridgeway”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Bridgeway is organized as a series fund, which currently has 11 investment funds (collectively, the “Funds”): Aggressive Investors 1, Aggressive Investors 2, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Small-Cap Growth, Small-Cap Value, Large-Cap Growth, Large-Cap Value, Blue Chip 35 Index, and Balanced Funds.

Bridgeway is authorized to issue 1,000,000,000 shares of common stock at $0.001 per share. 15,000,000 shares have been classified into the Aggressive Investors 1 Fund. 130,000,000 shares each have been classified into the Aggressive Investors 2 and Blue Chip 35 Index Funds. 5,000,000 shares have been classified into the Ultra-Small Company Fund. 100,000,000 shares have been classified in the Ultra-Small Company Market Fund. 10,000,000 shares have been classified in the Micro-Cap Limited Fund. 100,000,000 shares each have been classified into the Small-Cap Growth, Small-Cap Value, Large-Cap Growth, and Large-Cap Value Funds. 50,000,000 shares have been classified into the Balanced Fund. All shares outstanding currently represent Class N shares.

Amounts disclosed above for each Fund that have been authorized do not include Class R shares, of which there are none currently issued and outstanding.

The Aggressive Investors 1 Fund and the Micro-Cap Limited Fund are closed to new investors. The Ultra-Small Company Fund is closed to all investors.

All of the Funds are no-load, diversified funds.

The Aggressive Investors 1 and 2 Funds seek to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three years or more).

The Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Small-Cap Growth, Small-Cap Value, and Large-Cap Growth Funds seek to provide a long-term total return of capital, primarily through capital appreciation.

The Blue Chip 35 Index and Large-Cap Value Funds seek to provide long-term total return of capital, primarily through capital appreciation but also some income.

The Balanced Fund seeks to provide a high current return with short-term risk less than or equal to 40% of the stock market.

Bridgeway Capital Management, Inc. (the “Adviser”) is the Adviser for all of the Funds.

2. Significant Accounting Policies:

The following summary of significant accounting policies, followed in the preparation of the financial statements of the Funds, are in conformity with accounting principles generally accepted in the United States of America.

Securities, Options, Futures and Other Investments Valuation  Other than options, portfolio securities that are principally traded on a national securities exchange are valued at their last sale on the principal exchange on which they are traded prior to the close of the New York Stock Exchange (“NYSE”), on each day the NYSE is open for business. Portfolio securities other than options that are principally traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”). In the absence of recorded sales on their home exchange or NOCP in the case of NASDAQ traded securities, the security will be valued as follows: bid prices for long positions and ask prices for short positions.

Short-term fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Options are valued at the average of the best bid and best asked quotations. Other investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued at fair value as determined in good faith by or under the direction of the Board of Directors. The valuation assigned to fair valued securities for purposes of calculating the Funds’ NAVs may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

124	Semi-Annual Report | December 31, 2007 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

Securities Lending  Upon lending its securities to third parties, the Fund receives compensation in the form of fees. The Fund also continues to receive dividends on the securities loaned. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

As of December 31, 2007, the Funds had securities on loan and related collateral with values shown below:

Bridgeway Fund	Securities on Loan Value	Value of Securities Received as Collateral

Aggressive Investors 1	$71,389,161	$74,812,569
Aggressive Investors 2	$137,594,226	$144,350,974
Ultra-Small Company	$16,082,751	$16,976,503
Ultra-Small Company Market	$170,609,372	$183,935,846
Micro-Cap Limited	$8,200,482	$8,686,238
Small-Cap Growth	$33,934,933	$35,658,437
Small-Cap Value	$33,791,126	$35,723,142
Large-Cap Growth	$25,917,400	$26,897,579
Large-Cap Value	$6,442,980	$6,677,004
Blue Chip 35 Index	$18,995,068	$19,684,773
Balanced	$10,431,389	$10,766,058

It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

Federal Income Taxes  It is the Funds’ policy to continue to comply with the provisions of the Internal Revenue Code applicable to registered investment companies and to distribute income to the extent necessary so that the Funds are not subject to federal income tax. Therefore, no federal income tax provision is required.

Use of Estimates in Financial Statements  In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties  The Funds provide for various investment options, including stocks and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements and financial highlights.

Security Transactions, Expenses, Gains and Losses and Allocations  Fund expenses that are not series specific are allocated to each series based upon its relative proportion of net assets to the Funds’ total net assets.

Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date. Particularly related to the Balanced Fund, discounts and premiums are accreted/amortized on the effective interest method.

Futures Contracts  A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract a Fund is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Fund’s exposure in these financial instruments. The Fund’s participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. The Fund’s activities in the futures contracts are conducted through regulated exchanges that do not result in counterparty credit risks on a periodic basis. Pursuant to a contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized appreciation or depreciation. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of December 31, 2007, no Fund had open futures contracts.

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                                    [GRAPHIC]

NOTES TO FINANCIAL STATEMENTS (continued)

Options  An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Fund for the purchase of a call or a put option is included in the Fund’s Schedule of Investments as an investment and subsequently marked to market to reflect the current market value of the option. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option which a Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option that a Fund has written is assigned, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option that a Fund has written is assigned, the amount of the premium originally received reduces the cost of the security that the Fund purchased upon exercise of the option. Buying calls increases a Fund’s exposure to the underlying security to the extent of any premium paid. Buying puts on a stock market index tends to limit a Fund’s exposure to a stock market decline. All options purchased by the Funds were listed on exchanges and considered liquid positions with readily available market quotes.

Covered Call Options and Secured Puts  The Aggressive Investors 1, Aggressive Investors 2, and Balanced Funds may write call options on a covered basis, that is, the Fund will own the underlying security, or the Fund may write secured puts. The principal reason for writing covered calls and secured puts on a security is to attempt to realize income, through the receipt of premiums. The option writer has, in return for the premium, given up the opportunity for profit from a substantial price increase in the underlying security so long as the obligation as a writer continues, but has retained the risk of loss should the price of the security decline. All options were listed on exchanges and considered liquid positions with readily available market quotes. Only Balanced Fund had outstanding written options as of December 31, 2007.

A summary of the options transactions written by each of the funds is as follows:

Aggressive Investors 1 Fund
	Written Call Options
	Contracts	Premiums

Outstanding, June 30, 2007	—	$—
Positions Opened	3,435	1,141,957
Exercised	(740)	(241,776)
Expired	—	—
Closed	(2,695)	(900,181)

Outstanding, December 31, 2007	—	$—

Market Value, December 31, 2007		$—

Aggressive Investors 2 Fund
	Written Call Options
	Contracts	Premiums

Outstanding, June 30, 2007	—	$—
Positions Opened	5,803	2,051,350
Exercised	—	—
Expired	—	—
Closed	(5,803)	(2,051,350)

Outstanding, December 31, 2007	—	$—

Market Value, December 31, 2007		$—

Balanced Fund
	Written Call Options
	Contracts	Premiums

Outstanding, June 30, 2007	3,906	$515,704
Positions Opened	10,980	1,694,299
Exercised	(984)	(219,568)
Expired	—	—
Closed	(9,461)	(1,296,723)

Outstanding, December 31, 2007	4,441	$693,712

Market Value, December 31, 2007		$496,631

	Written Put Options
	Contracts	Premiums

Outstanding, June 30, 2007	3,140	$413,618
Positions Opened	10,623	2,380,223
Exercised	(2,032)	(265,890)
Expired	—	—
Closed	(8,893)	(1,776,380)

Outstanding, December 31, 2007	2,838	$751,571

Market Value, December 31, 2007		$441,478

126	Semi-Annual Report | December 31, 2007 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

Swaps  Each Fund may enter into total return swaps. Total return swaps are agreements that provide a Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specified rate. The difference in the value of these income streams is recorded daily by the Funds, and is settled in cash at the end of each month. The fee paid by a Fund will typically be determined by multiplying the face value of the swap agreement by an agreed upon interest rate. In addition, if the underlying asset declines in value over the term of the swap, the Fund would also be required to pay the dollar value of that decline to the counterparty. Total return swaps could result in losses if the underlying asset does not perform as anticipated by the Adviser. A Fund may use its own net asset value as the underlying asset in a total return swap. This strategy serves to reduce cash drag (the impact of cash on a Fund’s overall return) by replacing it with the impact of market exposure based upon the Fund’s own investment holdings. The following total return swaps were open as of December 31, 2007:

Portfolio	Swap Counterparty	Notional Principal	Maturity Date	Net Unrealized Gain\(Loss)

Aggressive Investors 1	Reflow Management Co.	$148,000	Jan 1, 08	$128,463
Small-Cap Growth	Reflow Management Co.	728,911	Jan 1, 08	(3,256)
Small-Cap Value	Reflow Management Co.	6,694,240	Jan 1, 08	475,664

Indemnification  Under the Company’s organizational documents, the Funds’ officers, directors, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

3.	Management Fees, Other Related Party Transactions and Contingencies:

The Funds have entered into management agreements with the Adviser. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Funds pay the Adviser a fee pursuant to each Fund’s management agreement, as described below.

Aggressive Investors 1:  A total advisory fee is paid by the Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million.

The Performance Adjustment equals 4.67% times the difference in cumulative total return between the Fund and the Standard and Poor’s 500 Index with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.70% to a maximum of +0.70%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

Aggressive Investors 2:  A total advisory fee is paid by the Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee rate is based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million, 0.850% from $500 million to $1 billion, and 0.800% over $1 billion.

The Performance Adjustment equals 2.00% times the difference in cumulative total return between the Fund and the Standard and Poor’s 500 Index with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate, which was revised effective April 1, 2005, varies from a minimum of -0.30% to a maximum of +0.30%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

Ultra-Small Company:  The Fund pays management fees based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million. The management fees are computed daily and are payable monthly. However, during any quarter that the Fund’s net assets range from $27,500,000 to $55,000,000, the advisory fee will be determined as if the Fund had $55,000,000 under management. This is limited to a maximum annualized expense ratio of 1.49% of average net assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

Ultra-Small Company Market:  The Fund pays a flat 0.50% annual management fee, computed daily and payable monthly.

Micro-Cap Limited:  A total advisory fee is paid by the Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million. However, during any quarter that the Fund’s net assets range from $27,500,000 to $55,000,000, the advisory fee will be determined as if the Fund had $55,000,000 under management. This is limited to a maximum annualized expense ratio of 1.49% of the net assets in the quarter the advisory fee is determined.

The Performance Adjustment equals 2.87% times the difference in cumulative total return between the Fund and the CRSP Cap-based Portfolio 9 Index with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.70% to a maximum of +0.70%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

Small-Cap Growth and Small-Cap Value:  A total advisory fee is paid by each Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the annual rate of 0.60% of the value of the Fund’s average daily net assets.

The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 2000 Growth Index for Small-Cap Growth Fund and the Russell 2000 Value Index for Small-Cap Value Fund, with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. Since each Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period: (a) From inception through September 30, 2004, the Performance Adjustment Rate was inoperative thus the Advisory Fee was calculated based on the Base Advisory Fee Rate times the average daily net assets of the Funds only; (b) From September 30, 2004 through September 30, 2008, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund’s inception. Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee. The Performance Adjustment Rate varies from a minimum of -0.05% to a maximum of +0.05%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund’s performance and the Index performance is less than or equal to 2%.

Large-Cap Growth and Large-Cap Value:  A total advisory fee is paid by each Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the annual rate of 0.50% of the value of the Fund’s average daily net assets.

The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 1000 Growth Index for Large-Cap Growth Fund and the Russell 1000 Value Index for the Large-Cap Value Fund, with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. Since each Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period: (a) From inception through September 30, 2004, the Performance Adjustment Rate was inoperative thus the Advisory Fee was calculated based on the Base Advisory Fee Rate times the average daily net assets of the Funds only; (b) From September 30, 2004 through September 30, 2008, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund’s inception. Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee. The Performance Adjustment Rate varies from a minimum of -0.05% to a maximum of +0.05%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund’s performance and the Index performance is less than or equal to 2%.

Blue Chip 35 Index:  The Fund pays a flat 0.08% annual management fee, computed daily and payable monthly.

Balanced:  The Fund pays a flat 0.60% annual management fee, computed daily and payable monthly.

Expense limitations:  At a special meeting on March 31, 2005, shareholders of the Funds approved amendments to the Management Agreements detailing expense limitations. The Adviser agrees to reimburse the Funds for operating expenses and management fees above the expense limitations, which are shown as a ratio of net expenses to average net assets, for each Fund, for the fiscal period ended

128	Semi-Annual Report | December 31, 2007 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2007. All expense limitations and total reimbursements for the fiscal period ended December 31, 2007, are shown below.

		Total Waivers and Reimbursements for fiscal period ending 12/31/2007
Bridgeway Fund	Expense Limitation	Adviser Waived and Reimbursed	Other* Reimbursements

Aggressive Investors 1	1.80%	$-	$1,521
Aggressive Investors 2	1.75%	-	3,212
Ultra-Small Company	2.00%	-	499
Ultra-Small Company Market	0.75%	-	4,123
Micro-Cap Limited	1.85%	-	224
Small-Cap Growth	0.94%	-	643
Small-Cap Value	0.94%	-	1,246
Large-Cap Growth	0.84%	-	756
Large-Cap Value	0.84%	-	301
Blue Chip 35 Index	0.15%	61,400	678
Balanced	0.94%	-	353

*	The Funds’ accounting agent voluntarily reimbursed certain expenses during the fiscal period ended December 31, 2007.

Other Related Party Transactions:  On occasion, the Funds will engage in inter-portfolio trades when it is to the benefit of both parties. The Board of Directors reviews these trades quarterly. No Fund entered into inter-portfolio purchases or sales during the period ended December 31, 2007.

The Adviser entered into an Administrative Services Agreement with Bridgeway Funds pursuant to which the Adviser provides various administrative services to the Funds including, but not limited to: (i) supervising and managing various aspects of the Funds’ business and affairs; (ii) selecting, overseeing and/or coordinating activities with other service providers to the Funds; (iii) providing reports to the Board as requested from time to time; (iv) assisting and/or reviewing amendments and updates to the Funds’ registration statement and other filings with the SEC; (v) providing certain shareholder services; (vi) providing administrative support in connection with meetings of the Board of Directors; and (vii) providing certain recordkeeping services. For its services to the Funds, the Adviser is paid an aggregate annual fee of $635,000 is payable in equal monthly installments.

One director of the Funds, John Montgomery, is an owner and director of the Adviser. Another director of the Fund, Michael Mulcahy, is an executive and director of the Adviser. Under the Investment Company Act of 1940 definitions, each is considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and of the Funds. Compensation for Mr. Montgomery and Mr. Mulcahy is borne by the Adviser rather than the Funds.

Board of Directors Compensation  Prior to November 2007, Bridgeway paid an annual retainer of $8,000 and fees of $4,000 per meeting to each Independent Director. The Independent Chairman of the Board received an annual retainer of $10,500 and fees of $5,000 per meeting. In addition, the chairperson of the Nominating and Corporate Governance Committee received an additional $1,000 for chairing the annual Board self-assessment. At its meeting of November 16, 2007, the Board of Directors approved revisions in its compensation. Under the revised compensation, Independent Directors are paid an annual retainer of $8,000 with an additional retainer of $1,000 paid to the Nominating and Corporate Governance Committee Chair and an additional retainer of $2,500 paid to the Independent Chairman of the Board. Independent Director meeting fees are $6,000 per meeting effective November 16, 2007.

The Independent Directors receive this compensation in the form of shares of Bridgeway Funds, credited to his or her account. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences and expenses for subscriptions or printed materials. During the fiscal period ended December 31, 2007, total reimbursements made, across all of the Funds, was $928. The amount of directors’ fees attributable to each Fund is disclosed in the Statements of Operations.

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NOTES TO FINANCIAL STATEMENTS (continued)

4. Distribution and Shareholder Servicing Fees:

Foreside Fund Services, LLC acts as distributor of the Funds’ shares pursuant to a restated and amended Distribution Agreement dated July 1, 2007. The Adviser pays all costs and expenses associated with distribution of the Funds’ shares pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1.

5. Purchases and Sales of Investment Securities:

Purchases and sales of investments, other than short-term securities, for each Bridgeway Fund for the fiscal period ended December 31, 2007 were as follows:

	Purchases		Sales
Bridgeway Fund	U.S. Government	Other	U.S. Government	Other

Aggressive Investors 1	-	$304,448,110	-	$332,124,755
Aggressive Investors 2	-	$644,380,429	-	$527,201,626
Ultra-Small Company	-	$66,029,175	-	$69,575,675
Ultra-Small Company Market	-	$142,137,290	-	$187,474,340
Micro-Cap Limited	-	$39,170,012	-	$42,032,906
Small-Cap Growth	-	$39,838,678	-	$46,668,481
Small-Cap Value	-	$153,845,432	-	$94,456,275
Large-Cap Growth	-	$77,782,554	-	$31,900,424
Large-Cap Value	-	$13,208,845	-	$23,223,895
Blue Chip 35 Index	-	$85,408,238	-	$2,163,885
Balanced	$998,886	$12,677,202	$3,085,635	$8,534,851

6. Federal Income Taxes

Unrealized Appreciation and Depreciation on Investments (Tax Basis)  The amount of net unrealized appreciation/depreciation and the cost of investment securities for tax purposes, including short-term securities at December 31, 2007, were as follows:

	Aggressive Investors 1	Aggressive Investors 2	Ultra-Small Company
As of December 31, 2007
Gross appreciation (excess of value over tax cost)	$89,107,694	$178,843,421	$28,165,525
Gross depreciation (excess of tax cost over value)	(5,124,553)	(16,649,770)	(6,466,458)

Net unrealized appreciation	$83,983,141	$162,193,651	$21,699,067

Cost of investments for income tax purposes	$299,876,479	$673,981,701	$98,943,595

	Ultra-Small Company Market	Micro-Cap Limited	Small-Cap Growth	Small-Cap Value
As of December 31, 2007
Gross appreciation (excess of value over tax cost)	$368,039,792	$8,729,648	$43,125,404	$72,907,703
Gross depreciation (excess of tax cost over value)	(85,918,493)	(4,111,513)	(5,908,546)	(19,276,282)

Net unrealized appreciation	$282,121,299	$4,618,135	$37,216,858	$53,631,421

Cost of investments for income tax purposes	$701,797,795	$49,609,307	$120,409,358	$268,407,235

130	Semi-Annual Report | December 31, 2007 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

	Large-Cap Growth	Large-Cap Value	Blue Chip 35 Index	Balanced
As of December 31, 2007
Gross appreciation (excess of value over tax cost)	$41,488,607	$16,968,888	$20,601,075	$13,524,445
Gross depreciation (excess of tax cost over value)	(5,480,885)	(820,138)	(7,414,720)	(2,473,501)

Net unrealized appreciation	$36,007,722	$16,148,750	$13,186,355	$11,050,944

Cost of investments for income tax purposes	$161,821,908	$56,294,650	$170,429,035	$75,368,395

The difference between book and tax net unrealized appreciation are wash sale loss deferrals.

Classifications of Distributions  Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The difference between book and tax components of net assets and the resulting reclassifications were primarily a result of the differing book/tax treatment of net operating losses and certain expenses.

The tax character of the distributions paid by the Funds during the last two fiscal years ended June 30, 2007 and June 30, 2006, respectively, were as follows:

	Aggressive Investors 1		Aggressive Investors 2
	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006
Distributions paid from:
Ordinary income	$-	$1,866,101	$-	$554,558
Long Term Capital Gain	38,922,847	40,753,725	12,277,639	5,415,124

Total	$38,922,847	$42,619,826	$12,277,639	$5,969,682

	Ultra-Small Company		Ultra-Small Company Market
	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006
Distributions paid from:
Ordinary income	$1,877,630	$897,342	$4,933,248	$1,179,985
Long Term Capital Gain	23,500,754	13,492,318	22,318,728	21,617,958

Total	$25,378,384	$14,389,660	$27,251,976	$22,797,943

	Micro-Cap Limited		Large-Cap Growth
	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006
Distributions paid from:
Ordinary income	$1,475	$130,000	$357,354	$-
Long Term Capital Gain	14,953,926	9,975,182	-	-

Total	$14,955,401	$10,105,182	$357,354	$-

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NOTES TO FINANCIAL STATEMENTS (continued)

	Large-Cap Value		Blue Chip 35 Index
	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006
Distributions paid from:
Ordinary income	$819,616	$445,034	$1,021,236	$720,188
Long Term Capital Gain	-	-	-	-

Total	$819,616	$445,034	$1,021,236	$720,188

	Balanced
	Year Ended June 30, 2007	Year Ended June 30, 2006
Distributions paid from:
Ordinary income	$2,182,831	$679,739
Long Term Capital Gain	719,840	319,094

Total	$2,902,671	$998,833

At June 30, 2007, the Funds had available for tax purposes, capital loss carryovers as follows:

		Aggressive Investors 2	Micro-Cap Limited	Small-Cap Growth	Small-Cap Value	Large-Cap Growth	Blue Chip 35 Index	Balanced
Expiring	6/30/2008	$-	$-	$-	$-	$-	$106,811	$-
	6/30/2009	-	-	-	-	-	100,306	-
	6/30/2010	-	-	-	-	-	429,064	-
	6/30/2011	-	-	-	-	-	337,509	-
	6/30/2012	-	-	-	-	-	327,296	-
	6/30/2013	-	-	3,213,476	948,551	2,323,531	282,192	-
	6/30/2014	-	-	1,027,472	-	2,412,639	402,963	-
	6/30/2015	7,747,247	1,910,229	10,523,579	-	-	418,882	2,910,049

Components of Net Assets (Tax Basis)  As of June 30, 2007, the components of net assets on a tax basis were:

	Aggressive Investors 1	Aggressive Investors 2	Ultra-Small Company
Accumulated Net Investment Income (Loss)	$-	$-	$394,075
Accumulated Net Realized Gain (Loss) on Investments	50,511,257	(7,747,247)	15,085,220
Net unrealized appreciation\deprection of investments	71,818,491	142,206,721	29,355,122

Total	$122,329,748	$134,459,474	$44,834,417

	Ultra-Small Company Market	Micro-Cap Limited	Small-Cap Growth
Accumulated Net Investment Income (Loss)	$2,258,267	$-	$-
Accumulated Net Realized Gain (Loss) on Investments	34,714,369	(1,910,229)	(14,764,527)
Net unrealized appreciation\deprection of investments	403,816,563	9,366,589	48,165,152
Other Book/Tax Differences	-	-	(1,388)

Total	$440,789,199	$7,456,360	$33,399,237

132	Semi-Annual Report | December 31, 2007 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

	Small-Cap Value	Large-Cap Growth	Large-Cap Value
Accumulated Net Investment Income (Loss)	$-	$122,905	$426,913
Accumulated Net Realized Gain (Loss) on Investments	(948,551)	(4,736,170)	1,696,514
Net unrealized appreciation\deprection of investments	83,159,698	26,140,779	19,721,270
Other Book/Tax Differences	(1,388)	(1,356)	(1,356)

Total	$82,209,759	$21,526,158	$21,843,341

	Blue Chip 35 Index	Balanced
Accumulated Net Investment Income (Loss)	$804,973	$826,873
Accumulated Net Realized Gain (Loss) on Investments	(2,417,737)*	(3,741,146)*
Net unrealized appreciation\deprection of investments	14,604,675	11,818,639

Total	$12,991,911	$8,904,366

*	Includes losses incurred in the period November 1, 2006 through June 30, 2007 which the Fund has elected to defer to its fiscal year ending June 30, 2008 of $12,714 for Blue Chip 35 Index and $831,097 of Balanced Fund.

7. Bank Borrowings

Certain Bridgeway Funds established a line of credit agreement (“Facility”) with PNC Bank, N.A. (the “Bank” or “Lender”) which matures on October 9, 2008 and is renewable annually at the Bank’s option, to be used for temporary or emergency purposes, primarily for financing redemption payments. Any and all advances under this Facility would be at the sole discretion of the Lender based on the merits of the specific transaction. Advances under the Facility are limited to $5,000,000 in total for all Funds (except Aggressive Investors 1 and Aggressive Investors 2 Funds), or 33 1/3% of a Fund’s net assets. Borrowings under the line of credit bear interest based on the Lender’s Prime Rate. Principal is due fifteen days after each advance and at maturity. Interest Is payable monthly in arrears. No Fund had borrowings under the Facility during the fiscal period ended December 31, 2007.

During the fiscal period ended December 31, 2007 each of the Funds engaged in short-term borrowings from PFPC Trust Company, the Funds’ Custodian. Interest on the borrowings was charged at 1.25 times the Federal Funds Rate. The average daily loan balance during the period for which loans were outstanding and the weighted average interest rate was:

	Average Borrowing	Average Rate
Aggressive Investors 1	$(2,968,908)	5.86%
Aggressive Investors 2	(3,336,461)	6.03
Ultra-Small Company	(532,235)	5.74
Ultra-Small Company Market	(1,345,606)	6.08
Micro-Cap Ltd	(246,887)	5.49
Small-Cap Growth	(329,348)	6.13
Large-Cap Growth	(901,014)	6.35
Large-Cap Value	(694,769)	6.31
Blue Chip 35 Index	(235,725)	6.49
Balanced	(1,053,732)	5.88

8. Redemption Fees:

In Ultra-Small Company Market Fund a 2.00% redemption fee may be charged on shares held less than six months or for redemptions in a down market, subject to a maximum combined redemption fee of 2.00%. In Blue Chip 35 Index Fund a 1.00% redemption fee may be charged on redemptions in a down market.

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NOTES TO FINANCIAL STATEMENTS (continued)

9. Recent Accounting Pronouncements

In June 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”), was issued.

The Funds implemented the provisions of FIN 48, which prescribe a minimum threshold for financial statement recognition of the benefit of a tax position taken in a tax return. As of December 31, 2007, Fund management has determined that the Fund did not have any unrecognized tax benefits as a result of tax positions taken in the current or prior reporting periods that would require reporting under FIN 48.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, management is in the process of reviewing the impact, if any, of SFAS 157 on the Funds’ financial statements.

134	Semi-Annual Report | December 31, 2007 (Unaudited)

OTHER INFORMATION

December 31, 2007 (unaudited)

1. Proxy Voting

Fund policies and procedures used in determining how to vote proxies relating to Funds’ securities and a summary of proxies voted by the Funds for the period ended June 30, 2007 are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

2. Fund Holdings

The complete schedules of the Funds’ holdings for the second and fourth quarters of each fiscal year are contained in the Funds’ Semi-Annual and Annual shareholder reports, respectively.

The Bridgeway Funds file complete schedules of the Funds’ holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

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DISCLOSURE OF FUND EXPENSES

December 31, 2007 (unaudited)

As a shareholder of a Fund, you will not incur sales charges (loads) on purchases, on reinvested dividends, or on other distributions. There are no exchange fees. Shareholders are subject to redemption fees on the Ultra-Small Company Market and Blue Chip 35 Index Funds under certain circumstances. However, as a shareholder of the Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2007 and held until December 31, 2007.

Actual Return.  The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide you’re account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical 5% Return.  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear In the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

	Beginning Account Value at 7/1/07	Ending Account Value at 12/31/07	Expense Ratio	Expense Paid During Period* 7/1/07 - 12/31/07

Bridgeway Aggressive Investors 1

Actual Fund Return	$1,000.00	$1,106.93	1.74%	$9.21
Hypothetical Fund Return	$1,000.00	$1,016.39	1.74%	$8.82

Bridgeway Aggressive Investors 2

Actual Fund Return	$1,000.00	$1,116.19	1.16%	$6.17
Hypothetical Fund Return	$1,000.00	$1,019.30	1.16%	$5.89

Bridgeway Ultra-Small Company Fund

Actual Fund Return	$1,000.00	$917.83	1.07%	$5.11
Hypothetical Fund Return	$1,000.00	$1,019.81	1.07%	$5.38

Bridgeway Ultra-Small Company Market Fund

Actual Fund Return	$1,000.00	$907.88	0.65%	$3.12
Hypothetical Fund Return	$1,000.00	$1,021.87	0.65%	$3.30

Bridgeway Micro-Cap Limited Fund

Actual Fund Return	$1,000.00	$948.11	0.53%	$2.60
Hypothetical Fund Return	$1,000.00	$1,022.47	0.53%	$2.69

136	Semi-Annual Report | December 31, 2007 (Unaudited)

DISCLOSURE OF FUND EXPENSES (continued)

December 31, 2007 (unaudited)

	Beginning Account Value at 7/1/07	Ending Account Value at 12/31/07	Expense Ratio	Expense Paid During Period* 7/1/07 - 12/31/07

Bridgeway Small-Cap Growth Fund

Actual Fund Return	$1,000.00	$952.53	0.85%	$4.17
Hypothetical Fund Return	$1,000.00	$1,020.86	0.85%	$4.32

Bridgeway Small-Cap Value Fund

Actual Fund Return	$1,000.00	$922.10	0.80%	$3.87
Hypothetical Fund Return	$1,000.00	$1,021.11	0.80%	$4.06

Bridgeway Large-Cap Growth Fund

Actual Fund Return	$1,000.00	$1,064.47	0.68%	$3.53
Hypothetical Fund Return	$1,000.00	$1,021.72	0.68%	$3.46

Bridgeway Large-Cap Value Fund

Actual Fund Return	$1,000.00	$973.90	0.78%	$3.87
Hypothetical Fund Return	$1,000.00	$1,021.22	0.78%	$3.96

Bridgeway Blue Chip 35 Index Fund

Actual Fund Return	$1,000.00	$1,003.42	0.15%	$0.76
Hypothetical Fund Return	$1,000.00	$1,024.38	0.15%	$0.76

Bridgeway Balanced Fund

Actual Fund Return	$1,000.00	$1,032.06	0.89%	$4.55
Hypothetical Fund Return	$1,000.00	$1,020.66	0.89%	$4.52

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year, then divided by 366.

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BRIDGEWAY FUNDS, INC.

Citi Fund Services, LLC

PO Box 182218

Columbus, OH 43218-2218

(713) 661-3500 (800)-661-3550

CUSTODIAN

PFPC Trust Company

8800 Tinicum Blvd., 4th Floor

Philadelphia, PA 19153

DISTRIBUTOR

Foreside Fund Services, LLC

2 Portland Square

Portland, ME 04101

You can review and copy information about our Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 800-SEC-0330. Reports and other information about the Funds is also available on the SEC’s website at www.sec.gov. You can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102 or by sending an electronic request to the following email address: publicinfo@sec.gov

185-SR-1207

ITEM 2.	CODE OF ETHICS

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There has been no material change to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Not applicable.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3) Not applicable.

(b) Certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant BRIDGEWAY FUNDS, INC.

By	/s/ Michael D. Mulcahy
Michael D. Mulcahy
President and Principal Executive Officer

Date	3/7/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael D. Mulcahy
Michael D. Mulcahy
President and Principal Executive Officer

Date	3/7/08

By	/s/ Linda Giuffre
Linda Giuffre
Treasurer and Principal Financial Officer

Date	3/7/08